As filed with the Securities and Exchange Commission on August 21, 1998

                                                                     File Nos.
                                                                       2-99112
                                                                      811-4356

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

      Pre-Effective Amendment No.

      Post-Effective Amendment No.   16                          (X)

                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

      Amendment No.   16                                         (X)

                       FRANKLIN CALIFORNIA TAX-FREE TRUST
               (Exact Name of Registrant as Specified in Charter)

                 777 MARINERS ISLAND BLVD., SAN MATEO, CA 94404
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, Including Area Code (650) 312-2000

         HARMON E. BURNS, 777 MARINERS ISLAND BLVD., SAN MATEO, CA 94404
               (Name and Address of Agent for Service of Process)

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)

  [ ] immediately upon filing pursuant to paragraph (b)
  [ ] on (date) pursuant to paragraph (b)
  [ ] 60 days after filing pursuant to paragraph (a)(1)
  [X] on November 1, 1998 pursuant to paragraph (a)(1)
  [ ] 75 days after filing pursuant to paragraph (a)(2)
  [ ] on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

  [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment


Title of Securities Being Registered:
Shares of Beneficial Interest of:

Franklin California Insured Tax-Free Income Fund - Class I
Franklin California Insured Tax-Free Income Fund - Class II
Franklin California Intermediate-Term Tax-Free Income Fund
Franklin California Tax-Exempt Money Fund




                       FRANKLIN CALIFORNIA TAX-FREE TRUST
                              CROSS REFERENCE SHEET
                                    FORM N-1A
                 PART A: INFORMATION REQUIRED IN THE PROSPECTUS

           Franklin California Insured Tax-Free Income Fund - Class I Franklin California Insured Tax-Free Income Fund - Class II Franklin California Intermediate-Term Tax-Free Income Fund
                    Franklin California Tax-Exempt Money Fund

N-1A                                           LOCATION IN
ITEM NO.       ITEM                            REGISTRATION STATEMENT

 1.            Cover Page                      Cover Page

 2.            Synopsis                        "Expense Summary"

 3.            Condensed Financial             "Financial Highlights"
               Information

 4.            General Description             "How Is the Trust Organized?";
               of Registrant                   "How Do the Funds Invest Their
                                               Assets?"; "What Are the Risks
                                               of Investing in the Funds?"

 5.            Management of the Fund          "Who Manages the Funds?"

 5A.           Management's Discussion         Contained in Registrant's
               of Fund Performance             Annual Report to Shareholders

 6.            Capital Stock and               "How Is the Trust Organized?";
               Other Securities                "Services to Help You Manage
                                               Your Account"; "What
                                               Distributions Might I Receive
                                               From the Funds?"; "How Taxation
                                               Affects the Funds and Their
                                               Shareholders"; "What If I Have
                                               Questions About My Account?"

 7.            Purchase of Securities          "Who Manages the Funds?"; "How
               Being Offered                   Do I Buy Shares?"; "May I
                                               Exchange Shares for Shares of
                                               Another Fund?"; "Transaction
                                               Procedures and Special
                                               Requirements"; "Services to
                                               Help You Manage Your Account";
                                               "Useful Terms and Definitions"

 8.            Redemption or                   "May I Exchange Shares for
               Repurchase                      Shares of Another Fund?"; "How
                                               Do I Sell Shares?";
                                               "Transaction Procedures and
                                               Special Requirements";
                                               "Services to Help You Manage
                                               Your Account"; "Useful Terms
                                               and Definitions"

 9.            Pending Legal                   Not Applicable
               Proceedings




                       FRANKLIN CALIFORNIA TAX-FREE TRUST
                              CROSS REFERENCE SHEET
                                    FORM N-1A

                       PART B: INFORMATION REQUIRED IN THE
                       STATEMENT OF ADDITIONAL INFORMATION

           Franklin California Insured Tax-Free Income Fund - Class I Franklin California Insured Tax-Free Income Fund - Class II Franklin California Intermediate-Term Tax-Free Income Fund
                    Franklin California Tax-Exempt Money Fund

N-1A                                           LOCATION IN
ITEM NO.       ITEM                            REGISTRATION STATEMENT

 10.           Cover Page                      Cover Page

 11.           Table of Contents               Table of Contents

 12.           General Information             Not Applicable
               and History

 13.           Investment Objectives           "How Do the Funds Invest Their
               and Policies                    Assets?"; "What Are the Risks
                                               of Investing in the Funds?";
                                               "Investment Restrictions"

 14.           Management of the Trust         "Officers and Trustees"

 15.           Control Persons and             "Officers and Trustees";
               Principal Holders of            "Investment Management and
               Securities                      Other Services"; "Miscellaneous
                                               Information"

 16.           Investment Advisory             "Investment Management and
               and Other Services              Other Services"; "The Funds'
                                               Underwriter"

 17.           Brokerage Allocation            "How Do the Funds Buy
               and Other Practices             Securities for Their
                                               Portfolios?"

 18.           Capital Stock and               Not Applicable
               Other Services

 19.           Purchase, Redemption            "How Do I Buy, Sell and
               and Pricing of                  Exchange Shares?"; "How Are
               Securities Being                Fund Shares Valued?";
               Offered                         "Financial Statements"

 20.           Tax Status                      "Additional Information on
                                               Distributions and Taxes"

 21.           Underwriters                    "The Funds' Underwriter"

 22.           Calculation of                  "How Do the Funds Measure
               Performance Data                Performance?"

 23.           Financial Statements            "Financial Statements"








PROSPECTUS & APPLICATION
FRANKLIN CALIFORNIA TAX-FREE TRUST
Franklin California Insured Tax-Free Income Fund
Franklin California Intermediate-Term Tax-Free Income Fund
Franklin California Tax-Exempt Money Fund

NOVEMBER 1, 1998
INVESTMENT STRATEGY TAX-FREE INCOME

Please read this prospectus before investing, and keep it for future reference. It contains important information, including how each fund invests and the services available to shareholders.

To learn more about each fund and its policies, you may request a copy of the funds' Statement of Additional Information ("SAI"), dated November 1, 1998, which we may amend from time to time. We have filed the SAI with the SEC and have incorporated it by reference into this prospectus.

For a free copy of the SAI or a larger print version of this prospectus, contact your investment representative or call 1-800/DIAL BEN.

AN INVESTMENT IN THE MONEY FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE $1 SHARE PRICE.


THE MONEY FUND MAY INVEST A SIGNIFICANT PERCENTAGE OF ITS ASSETS IN THE SECURITIES OF A SINGLE ISSUER. THUS, AN INVESTMENT IN THE MONEY FUND MAY INVOLVE MORE RISK THAN AN INVESTMENT IN OTHER TYPES OF MONEY MARKET FUNDS.


MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT. MUTUAL FUND SHARES INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

LIKE ALL MUTUAL FUND SHARES, THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


THIS PROSPECTUS IS NOT AN OFFERING OF THE SECURITIES HEREIN DESCRIBED IN ANY STATE, JURISDICTION OR COUNTRY IN WHICH THE OFFERING IS NOT AUTHORIZED. NO SALES REPRESENTATIVE, DEALER, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS. FURTHER INFORMATION MAY BE OBTAINED FROM DISTRIBUTORS.


FRANKLIN CALIFORNIA TAX-FREE TRUST
November 1, 1998

When reading this prospectus, you will see certain terms beginning with capital letters. This means the term is explained in our glossary section.

TABLE OF CONTENTS

ABOUT THE FUNDS

Expense Summary..........................................
Financial Highlights.....................................
How Do the Funds Invest Their Assets?....................
What Are the Risks of Investing in the Funds?............
Who Manages the Funds?...................................
How Taxation Affects the Funds and Their Shareholders....
How Is the Trust Organized?..............................

ABOUT YOUR ACCOUNT

How Do I Buy Shares?.....................................
May I Exchange Shares for Shares of Another Fund?........
How Do I Sell Shares?....................................
What Distributions Might I Receive From the Funds?.......
Transaction Procedures and Special Requirements..........
Services to Help You Manage Your Account.................
What If I Have Questions About My Account?...............

GLOSSARY

Useful Terms and Definitions.............................


777 Mariners Island Blvd.
P.O. Box 7777
San Mateo
CA 94403-7777


1-800/DIAL BEN(R)

ABOUT THE FUNDS

EXPENSE SUMMARY

This table is designed to help you understand the costs of investing in a fund. It is based on the historical expenses of each fund for the fiscal year ended June 30, 1998. Each fund's actual expenses may vary.

                                                   INSURED FUND -         INSURED FUND -        INTERMEDIATE        MONEY
                                                   CLASS I                CLASS II              FUND                FUND
---------------------------------------------------------------------------------------------------------------------------
A. SHAREHOLDER TRANSACTION EXPENSES+
    Maximum Sales Charge
    (as a percentage of Offering Price)             4.25%                  1.99%                 2.25%              None
    Paid at time of purchase                        4.25%++                1.00%+++              2.25%++            None
    Paid at redemption                              None++++               0.99%++++             None++++           None
    Exchange Fee (per transaction)                  None                   None                  None               $5.00*

B. ANNUAL FUND OPERATING EXPENSES
    (as a percentage of average net assets)
     Management Fees                                0.47%                  0.47%                 0.60%**             0.49%
     Rule 12b-1 Fees                                0.09%***               0.65%***              0.10%***            None
     Other Expenses                                 0.04%                  0.04%                 0.08%               0.11%
                                                  -------------------------------------------------------------------------
      Total Fund Operating Expenses                 0.60%                  1.16%                 0.78%**             0.60%

C. EXAMPLE

   Assume the annual return for each fund is 5%, operating expenses are as described above, and you sell your shares after the number of years shown. These are the projected expenses for each $1,000 that you invest in a fund.

                                  1 YEAR      3 YEARS     5 YEARS     10 YEARS
                                -----------------------------------------------

   Insured Fund - Class I          $48****     $61         $75          $114
   Insured Fund - Class II         $32         $46         $73          $149
   Intermediate Fund               $30****     $47         $65          $117
   Money Fund                      $ 6         $19         $33          $ 75


   For the same Class II investment in the Insured Fund, you would pay projected expenses of $22 if you did not sell your shares at the end of the first year. Your projected expenses for the remaining periods would be the same.


   THIS IS JUST AN EXAMPLE. IT DOES NOT REPRESENT PAST OR FUTURE EXPENSES OR RETURNS. ACTUAL EXPENSES AND RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. Each fund pays its operating expenses. The effects of these expenses are reflected in the Net Asset Value or dividends of each fund and are not directly charged to your account.

+If your transaction is processed through your Securities Dealer, you may be charged a fee by your Securities Dealer for this service.
++There is no front-end sales charge if you invest $1 million or more in Class I shares.
+++Although Class II has a lower front-end sales charge than Class I, its Rule 12b-1 fees are higher. Over time you may pay more for Class II shares. Please see "How Do I Buy Shares? - Choosing a Share Class."
++++A Contingent Deferred Sales Charge may apply to any Class II purchase if you sell the shares within 18 months and to Class I purchases of $1 million or more if you sell the shares within one year. The charge is 1% of the value of the shares sold or the Net Asset Value at the time of purchase, whichever is less. The number in the table shows the charge as a percentage of Offering Price. While the percentage is different depending on whether the charge is shown based on the Net Asset Value or the Offering Price, the dollar amount you would pay is the same. See "How Do I Sell Shares? - Contingent Deferred Sales Charge" for details.
*$5.00 fee is only for Market Timers. We process all other exchanges without a fee.
**For the period shown, the manager had agreed in advance to limit its management fees. With this reduction, management fees were 0.34% and total operating expenses were 0.52%.
***These fees may not exceed 0.10% for the Intermediate Fund and Class I of the Insured Fund. For Class II of the Insured Fund, these fees may not exceed 0.65%. The combination of front-end sales charges and Rule 12b-1 fees could cause long-term shareholders to pay more than the economic equivalent of the maximum front-end sales charge permitted under the NASD's rules.
****Assumes a Contingent Deferred Sales Charge will not apply.


FINANCIAL HIGHLIGHTS


This table summarizes each fund's financial history. The information has been audited by PricewaterhouseCoopers LLP, the funds' independent auditor. The audit report covering each of the most recent five years appears in the Trust's Annual Report to Shareholders for the fiscal year ended June 30, 1998. The Annual Report to Shareholders also includes more information about each fund's performance. For a free copy, please call Fund Information.

INSURED FUND - CLASS I

YEAR ENDED JUNE 30,                         1998     1997     1996     1995     1994     1993     1992     1991     1990     1989
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year          $12.22   $12.01   $11.95   $11.74   $12.30   $11.67   $11.26   $11.17   $11.27   $10.53
                                          ------------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income                         .64      .66      .67      .68      .68      .69      .70      .74      .74      .74
 Net realized and unrealized gains (losses)    .37      .21      .06      .20     (.56)     .64      .46      .09     (.10)     .71
                                          ------------------------------------------------------------------------------------------
Total from investment operations              1.01      .87      .73      .88      .12     1.33     1.16      .83      .64     1.45
                                          ------------------------------------------------------------------------------------------
Less distributions from:
 Net investment income                        (.64)    (.66)    (.67)    (.67)    (.68)    (.70)    (.75)    (.74)    (.74)    (.71)
 Net realized gains                           (.12)      --       --       --       --       --       --       --       --       --
                                          ------------------------------------------------------------------------------------------
Total distributions                           (.76)    (.66)    (.67)    (.67)    (.68)    (.70)    (.75)    (.74)    (.74)    (.71)
                                          ------------------------------------------------------------------------------------------
Net asset value, end of year                $12.47   $12.22   $12.01   $11.95   $11.74   $12.30   $11.67   $11.26   $11.17   $11.27
                                          ==========================================================================================

Total return+                                 8.38%    7.41%    6.18%    7.80%     .67%   11.47%   10.32%    7.45%    5.59%   13.97%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (millions)          $1,717   $1,636   $1,589   $1,468   $1,451   $1,364    $968     $472     $307     $248
Ratios to average net assets:
 Expenses                                      .60%     .60%     .60%     .59%     .54%     .53%     .55%     .57%     .59%     .61%
 Net investment income                        5.11%    5.41%    5.50%    5.77%    5.53%    5.82%    6.16%    6.48%    6.63%    6.79%
Portfolio turnover rate                      21.66%   20.40%   14.22%   11.85%    6.98%    8.28%    3.50%    4.20%   10.41%   28.56%



INSURED FUND - CLASS II

YEAR ENDED JUNE 30,                                      1998        1997        1996        1995***
------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year                       $12.29      $12.07      $11.99      $11.88
                                                       -----------------------------------------------
Income from investment operations:
 Net investment income                                      .58         .59         .60         .11
 Net realized and unrealized gains                          .37         .22         .08         .10
                                                       -----------------------------------------------
Total from investment operations                            .95         .81         .68         .21
                                                       -----------------------------------------------
Less distributions from:
 Net investment income                                     (.57)       (.59)       (.60)       (.10)
 Net realized gains                                        (.12)         --          --          --
                                                       -----------------------------------------------
Total distributions                                        (.69)       (.59)       (.60)       (.10)
                                                       -----------------------------------------------
Net asset value, end of year                             $12.55      $12.29      $12.07      $11.99
                                                       ===============================================

Total return+                                              7.80%       6.86%       5.70%       1.79%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)                          $55,371     $34,899     $18,458      $507
Ratios to average net assets:
 Expenses                                                  1.16%       1.16%       1.17%       1.17%*
 Net investment income                                     4.55%       4.81%       4.96%       5.03%*
Portfolio turnover rate                                   21.66%      20.40%      14.22%      11.85%



INTERMEDIATE FUND

YEAR ENDED JUNE 30,                                           1998       1997       1996       1995       1994       1993**
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year                            $10.93     $10.67     $10.38     $10.20     $10.55     $10.00
                                                            -----------------------------------------------------------------
Income from investment operations:
 Net investment income                                           .53        .53        .53        .54        .54        .29
 Net realized and unrealized gains (losses)                      .31        .26        .29        .17       (.36)       .55
                                                            -----------------------------------------------------------------
Total from investment operations                                 .84        .79        .82        .71        .18        .84
                                                            -----------------------------------------------------------------
Less distributions from net investment income                   (.53)      (.53)      (.53)      (.53)      (.53)      (.29)
                                                            -----------------------------------------------------------------
Net asset value, end of year                                  $11.24     $10.93     $10.67     $10.38     $10.20     $10.55
                                                            =================================================================

Total return+                                                   7.76%      7.58%      7.96%      7.19%      1.65%     10.95%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (millions)                             $156       $118       $101       $89        $94        $43
Ratios to average net assets:
 Expenses                                                        .52%       .47%       .45%       .33%       .25%       .09%*
 Expenses excluding waiver and payments by affiliate             .78%       .80%       .81%       .83%       .80%       .95%*
 Net investment income                                          4.76%      4.96%      4.99%      5.34%      5.11%      4.73%*
Portfolio turnover rate                                         9.58%      6.29%     10.13%     10.90%     14.95%       .08%



MONEY FUND

YEAR ENDED JUNE 30,                         1998     1997     1996     1995     1994     1993     1992     1991     1990     1989
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share oustanding throughout the year)
Net asset value, beginning of year          $1.00    $1.00    $1.00    $1.00    $1.00    $1.00    $1.00    $1.00    $1.00    $1.00
                                          ------------------------------------------------------------------------------------------
Net investment income                         .03      .03      .03      .03      .02      .02      .03      .05      .06      .06
Less distributions from
 net investment income                       (.03)    (.03)    (.03)    (.03)    (.02)    (.02)    (.03)    (.05)    (.06)    (.06)
                                          ------------------------------------------------------------------------------------------
Net asset value, end of year                $1.00    $1.00    $1.00    $1.00    $1.00    $1.00    $1.00    $1.00    $1.00    $1.00
                                          ------------------------------------------------------------------------------------------

Total return+                                2.85%    2.85%    2.85%    2.94%    1.83%    2.08%    3.17%    4.58%    5.61%    5.67%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (millions)          $657      $640     $598     $642     $754     $653     $759     $954    $1,039    $807
Ratios to average net assets:
 Expenses                                     .60%     .60%     .63%     .64%     .61%     .62%     .60%     .57%     .55%     .55%
 Net investment income                       2.82%    2.83%    2.83%    2.88%    1.82%    2.07%    3.14%    4.47%    5.36%    5.57%

*Annualized.
**For the period September 21, 1992 (effective date) to June 30, 1993.
***For the period May 1, 1995 (effective date) to June 30, 1995.
+Total return does not reflect sales commissions or the Contingent Deferred Sales Charge, and is not annualized. Before May 1, 1994, the Insured Fund's dividends from net investment income were reinvested at the Offering Price.

HOW DO THE FUNDS INVEST THEIR ASSETS?

A QUICK LOOK AT THE FUNDS

CALIFORNIA INSURED           CALIFORNIA INTERMEDIATE-TERM        CALIFORNIA TAX-EXEMPT
TAX-FREE INCOME FUND         TAX-FREE INCOME FUND                MONEY FUND
--------------------         ----------------------------        ---------------------
GOAL: High current           GOAL: High current                  GOAL: High current
tax-free income for          tax-free income for                 tax-free income for
California residents.        California residents.               California residents
                                                                 while trying to keep a
                                                                 stable $1 share price.

STRATEGY: Invests            STRATEGY: Invests in                STRATEGY: Invests in
primarily in municipal       investment grade                    high-quality, short-term
securities covered by        municipal securities                municipal securities
insurance guaranteeing       whose interest is free              whose interest is free
the timely payment of        from federal and                    from federal and
principal and interest       California personal                 California personal
and whose interest is        income taxes and                    income taxes.
free from federal and        maintains a dollar-
California personal          weighted average
income taxes.                portfolio maturity of
                             three to 10 years.

WHAT IS THE MANAGER'S APPROACH?

The funds' investment manager tries to select securities that it believes will provide the best balance between risk and return within each fund's range of allowable investments. The manager considers a number of factors, including general market and economic conditions and the credit quality of the issuer. The manager may also consider the cost of insurance when selecting securities for the Insured Fund.

To provide tax-free income to shareholders, the manager typically uses a buy and hold strategy. This means it holds securities in a fund's portfolio for income purposes, rather than trading securities for capital gains. The manager may sell a security at any time, however, when it believes doing so could help the fund meet its goal.

While income is the most important part of return over time, the total return from a municipal security includes both income and price gains or losses. Each fund's focus on income does not mean it invests only in the highest-yielding securities available, or that it can avoid losses of principal.

WHO MAY WANT TO INVEST?

The funds may be appropriate for investors in higher tax brackets who seek high current income that is free from federal and California personal income taxes. Each fund's level of risk and potential reward depends on the quality and maturity of its investments.

The Money Fund, like all money funds, follows SEC guidelines on the quality, maturity and diversification of its investments. These guidelines are designed to help reduce a money fund's risks so that it is more likely to keep its share price at $1. Unlike the Money Fund, the share price of the Insured and Intermediate funds fluctuates. With their broader range of investments, the Insured and Intermediate funds have the potential for higher yields, but also carry a higher degree of risk. Please consider your investment goals and tolerance for price fluctuations and risk when making your investment decision.

The value of each fund's investments and the income they generate will vary from day to day, and generally reflect interest rates, market conditions, and other federal and state political and economic news. When you sell your shares, they may be worth more or less than what you paid for them.

THE FUNDS IN MORE DETAIL

WHAT ARE THE FUNDS' GOALS?

The investment goal of each fund is to provide investors with as high a level of income exempt from federal income taxes and California personal income taxes as is consistent with prudent investment management and the preservation of shareholders' capital. This goal is fundamental, which means that it may not be changed without shareholder approval. The Money Fund also seeks liquidity in its investments and tries to maintain a stable Net Asset Value of $1 per share.

WHAT KINDS OF SECURITIES DO THE FUNDS BUY?

Each fund tries to invest all of its assets in tax-free municipal securities, including bonds, notes and commercial paper.

MUNICIPAL SECURITIES are issued by state and local governments, their agencies and authorities, as well as by the District of Columbia and U.S. territories and possessions, to borrow money for various public or private projects. The issuer pays a fixed or variable rate of interest, and must repay the amount borrowed (the "principal") at maturity.

Municipal  securities  generally  pay  interest  free from  federal  income tax.
Municipal securities issued by California or its counties, municipalities, authorities, agencies, or other subdivisions ("California municipal securities"), as well as municipal securities issued by U.S. territories such as Guam, Puerto Rico, or the U.S. Virgin Islands, also generally pay interest free from California personal income taxes for California residents.

Each fund normally invests:

o at least 80% of its assets in securities that pay interest free from federal income taxes, including the federal alternative minimum tax (this policy is fundamental). Each fund applies this test to its net assets, except for the Intermediate Fund, which applies the test to its total assets;

o at least 80% of its net assets in securities that pay interest free from California personal income taxes, although each fund tries to invest all of its assets in these securities (this policy is also fundamental and does not apply to the Intermediate Fund). The Intermediate Fund normally invests at least 65% of its total assets in securities that pay interest free from California personal income taxes, although it tries to invest all of its assets in these securities; and

o    at least 65% of its total assets in California municipal securities.

While each fund tries to invest 100% of its assets in tax-free municipal securities, it is possible, although not anticipated, that a fund may have a significant amount of its assets in securities that pay taxable interest. If you are subject to the federal alternative minimum tax, please keep in mind that each fund may also have a portion of its assets in municipal securities that pay interest subject to the federal alternative minimum tax.

QUALITY. All things being equal, the lower a security's credit quality, the higher the risk and the higher the yield the security generally must pay as compensation to investors for the higher risk.

A security's credit quality depends on the issuer's ability to pay interest on the security and, ultimately, to repay the principal. Independent rating agencies, such as Fitch, Moody's and S&P, often rate municipal securities based on their opinion of the issuer's credit quality. Most rating agencies use a descending alphabet scale to rate long-term securities, and a descending numerical scale to rate short-term securities. For example, Fitch and S&P use AAA, AA, A and BBB for their top four long-term ratings, while Moody's uses Aaa, Aa, A and Baa. Securities rated in the highest rating category are "top rated." Securities in the top four ratings are "investment grade," although securities in the fourth highest rating may have some speculative features. These ratings are described in more detail in the SAI.

An insurance company, bank or other foreign or domestic entity may provide credit support for a municipal security and enhance its credit quality. For example, some municipal securities are insured, which means they are covered by an insurance policy that insures the timely payment of principal and interest. Other municipal securities may be backed by letters of credit, guarantees, or escrow or trust accounts that contain securities backed by the full faith and credit of the U.S. government to secure the payment of principal and interest.

o The INSURED FUND invests at least 65% of its total assets in insured municipal securities. The fund pays insurance premiums either directly or indirectly, which increases the credit safety of its insured investments, but decreases its yield. It is important to note that the insurance does not guarantee the market value of a security, or the fund's shares or distributions, and shares of the fund are not insured.

o The Insured Fund may invest the balance of its assets in the following types of uninsured securities: (i) municipal securities secured by an escrow or trust account containing direct U.S. government obligations; (ii) securities rated in one of the top three ratings or unrated securities that the manager believes are comparable in quality; or (iii) top rated short-term, tax-exempt securities, pending investment in longer-term municipal securities. The fund may only invest up to 20% of its total assets in the type of securities described in (ii) above.

o The INTERMEDIATE FUND only buys investment grade securities or unrated securities that the manager believes are comparable.

o The MONEY FUND only buys securities that the manager determines present minimal credit risks and that are rated in one of the top two ratings or that are comparable unrated securities in the manager's opinion.

MATURITY. Municipal securities are issued with a specific maturity date - the date when the issuer must repay the amount borrowed. Maturities typically range from less than one year (short term) to 30 years (long term). In general, securities with longer maturities are more sensitive to price changes, although they may provide higher yields.

o The INSURED FUND has no restrictions on the maturity of the securities it may buy or on its average portfolio maturity.

o The INTERMEDIATE FUND may buy securities with any maturity but must maintain a dollar-weighted average portfolio maturity of three to 10 years.

o The MONEY FUND only buys securities with remaining maturities of 397 calendar days or less and maintains a dollar-weighted average portfolio maturity of 90 days or less.

VARIABLE AND FLOATING RATE SECURITIES have interest rates that change either at specific intervals or whenever a benchmark rate changes. While this feature helps to protect against a decline in the security's market price, it also lowers a fund's income when interest rates fall. Of course, a fund's income from its variable rate investments may also increase if interest rates rise.

o The INSURED FUND may invest in top rated variable and floating rate securities.

o The INTERMEDIATE FUND may invest in investment grade variable and floating rate securities.

o The MONEY FUND may buy certain types of variable and floating rate securities if they are consistent with the fund's goal of maintaining a stable share price.

MUNICIPAL LEASE OBLIGATIONS finance the purchase of public property. The property is leased to the state or a local government, and the lease payments are used to pay the interest on the obligations. Municipal lease obligations differ from other municipal securities because the lessee's governing body must set aside the money to make the lease payments each year. If the money is not set aside, the issuer or the lessee can end the lease without penalty. If the lease is cancelled, investors who own the municipal lease obligations may not be paid.

o Each fund may invest in municipal lease obligations without limit, if the obligations meet the fund's quality and maturity standards.

What Are Some of the Funds' Other Investment Strategies and Practices?

TEMPORARY INVESTMENTS. When the manager believes unusual or adverse economic, market or other conditions exist, it may invest a fund's portfolio in a temporary defensive manner. Under these circumstances, each fund may invest all of its assets in securities that pay taxable interest, including (i) municipal securities issued by a state or local government other than California, or by a U.S. territory such as Guam, Puerto Rico or the U.S. Virgin Islands; (ii) high quality commercial paper; or (iii) securities issued or guaranteed by the full faith and credit of the U.S. government. During these times, the Money Fund may also invest in obligations of U.S. banks with assets of $1 billion or more.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS are those where payment and delivery for the security take place at a future date. Since the market price of the security may fluctuate during the time before payment and delivery, the fund assumes the risk that the value of the security at delivery may be more or less than the purchase price.

DIVERSIFICATION. Diversification involves limiting the amount of money invested in any one issuer or, on a broader scale, in any one state or type of project to help spread and reduce the risks of investment. A fund can be either diversified or non-diversified. A non-diversified fund may invest a greater portion of its assets in the securities of one issuer than a diversified fund. Economic, business, political or other changes can affect all securities of a similar type. A non-diversified fund may be more sensitive to these changes.

o The Intermediate Fund is a non-diversified fund, although it intends to meet certain diversification requirements for tax purposes. The Insured and Money Funds are diversified. Each fund may, however, invest more than 25% of its assets in municipal securities that finance similar types of projects, such as hospitals, housing, industrial development, transportation or pollution control.

OTHER POLICIES AND RESTRICTIONS. Each fund has a number of additional investment policies and restrictions that govern its activities. Those that are identified as "fundamental" may only be changed with shareholder approval. The others may be changed by the Board alone. For a list of these restrictions and more information about each fund's investment policies, including those described above, please see "How Do the Funds Invest Their Assets?" and "Investment Restrictions" in the SAI.

Generally, the policies and restrictions discussed in this prospectus and in the SAI apply when a fund makes an investment. In most cases, a fund is not required to sell a security because circumstances change and the security no longer meets one or more of the fund's policies or restrictions.

WHAT ARE THE RISKS OF INVESTING IN THE FUNDS?

Like all investments, an investment in a fund involves risks. The risks of each fund are basically the same as those of other investments in municipal securities of similar quality, although an investment in the fund may involve more risk than an investment in a fund that does not focus on securities of a single state. Because each fund holds many securities, it is likely to be less risky than any one, or few, directly held municipal investments.

GENERAL RISK. There is no assurance that a fund will meet its investment goal. A fund's share price, and the value of your investment, may change. Generally, when the value of a fund's investments go down, so does the fund's share price. Similarly, when the value of a fund's investments go up, so does the fund's share price. Since the value of a fund's shares can go up or down, it is possible to lose money by investing in the fund. The Money Fund, however, tries to maintain a stable share price of $1, although there is no assurance that the Money Fund will be able to do so.

INTEREST RATE RISK is the risk that changes in interest rates can reduce the value of a security. When interest rates rise, municipal security prices fall. The opposite is also true: municipal security prices go up when interest rates fall. To explain why this is so, assume you hold a municipal security offering a 5% yield. A year later, interest rates are on the rise and comparable securities are offered with a 6% yield. With higher-yielding securities available, you would have trouble selling your 5% security for the price you paid - causing you to lower your asking price. On the other hand, if interest rates were falling and 4% municipal securities were being offered, you would be able to sell your 5% security for more than you paid.

INCOME RISK is the risk that a fund's income will decrease due to falling interest rates. Since a fund can only distribute what it earns, a fund's distributions to its shareholders may decline when interest rates fall.

CREDIT RISK is the possibility that an issuer will be unable to make interest payments or repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect its value. Even securities supported by credit enhancements have the credit risk of the entity providing the credit support. Credit support provided by a foreign entity may be less certain because of the possibility of adverse foreign economic, political or legal developments that may affect the ability of that foreign entity to meet its obligations. Changes in the credit quality of the credit provider could affect the value of the security and the fund's share price. The Money Fund's ability to keep a stable share price may depend on these credit supports, which are not backed by federal deposit insurance.

MARKET RISK is the risk that a security's value will be reduced by market activity or the results of supply and demand. This is a basic risk associated with all securities. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to increase.

CALL RISK is the likelihood that a security will be prepaid (or "called") before maturity. An issuer is more likely to call its bonds when interest rates are falling, because the issuer can issue new bonds with lower interest payments. If a bond is called, a fund may have to replace it with a lower-yielding security. At any time, a fund may have a large amount of its assets invested in municipal securities subject to call risk, including escrow-secured or defeased bonds. A call of some or all of these securities may lower the fund's income and its distributions to shareholders.

CALIFORNIA RISKS. Since the funds invest heavily in California municipal securities, events in California are likely to affect a fund's investments and its performance. These events may include:

o    economic or political policy changes;

o    tax base erosion;

o    state constitutional limits on tax increases;

o    budget deficits and other financial difficulties; and

o    changes in the ratings assigned to California's municipal issuers.

A negative change in any one of these or other areas could affect the ability of California's municipal issuers to meet their obligations. In recent years, certain issuers in California have experienced financial difficulties, such as the 1994 bankruptcy of Orange County. It is important to remember that economic, budget and other conditions within California are unpredictable and can change at any time.

U.S. TERRITORIES RISKS. Each fund may invest up to 35% of its assets in municipal securities issued by U.S. territories such as Guam, Puerto Rico or the U.S. Virgin Islands. As with California municipal securities, events in any of these territories where a fund invests may affect the fund's investments and its performance.

FOR MORE INFORMATION ABOUT THE FUNDS' RISKS. The funds' SAI also has information about each fund's investment policies and their risks, including specific information on California's economy and financial strength. Please see "How Do the Funds Invest Their Assets?" and "What Are the Risks of Investing in the Funds?" in the SAI.

WHO MANAGES THE FUNDS?

THE BOARD. The Board oversees the management of each fund and elects its officers. The officers are responsible for each fund's day-to-day operations. The Board also monitors the Insured Fund to ensure no material conflicts exist among the fund's classes of shares. While none is expected, the Board will act appropriately to resolve any material conflict that may arise.

INVESTMENT MANAGER. Franklin Advisers, Inc. manages each fund's assets and makes its investment decisions. The manager also performs similar services for other funds. It is wholly owned by Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources. Together, the manager and its affiliates manage over $236 billion in assets, including $49 billion in the municipal securities market. Please see "Investment Management and Other Services" and "Miscellaneous Information" in the SAI for information on securities transactions and a summary of the funds' Code of Ethics.

MANAGEMENT TEAM. The team responsible for the day-to-day management of each fund's portfolio is:

Carrie Higgins
Portfolio Manager of Franklin Advisers, Inc.

Ms. Higgins has been an analyst or portfolio manager for the Money Fund since 1992. She holds a Bachelor of Science degree in Economics from the University of California at Davis. She joined the Franklin Templeton Group in 1990. She is a member of several securities industry-related committees and associations.

Thomas Kenny
Executive Vice President of Franklin Advisers, Inc.

Mr. Kenny has been an analyst or portfolio manager for the Intermediate Fund since inception and the Insured and Money funds since 1987. He is the Director of Franklin's Municipal Bond Department. He holds a Master of Science degree in Finance from Golden Gate University and a Bachelor of Arts degree in Business and Economics from the University of California at Santa Barbara. Mr. Kenny joined the Franklin Templeton Group in 1986. He is a member of several securities industry-related committees and associations.

John Pomeroy
Portfolio Manager of Franklin Advisers, Inc.

Mr. Pomeroy has been an analyst or portfolio manager for the Money Fund since 1989. He holds a Bachelor of Science degree in Finance from San Francisco State University. He joined the Franklin Templeton Group in 1986. He is a member of several securities industry-related committees and associations.

Bernard Schroer
Vice President of Franklin Advisers, Inc.

Mr. Schroer has been an analyst or the portfolio manager for the Insured Fund since 1987 and the Intermediate Fund since inception. He holds a Bachelor of Arts degree in Finance from Santa Clara University. He has been with the Franklin Templeton Group since 1987. He is a member of several securities industry-related committees and associations.

John Wiley
Portfolio Manager of Franklin Advisers, Inc.

Mr. Wiley has been an analyst or portfolio manager for the Insured Fund since 1991 and the Intermediate Fund since inception. He holds a Master of Business Administration degree in Finance from Saint Mary's College and a Bachelor of Science degree from the University of California at Berkeley. He joined the Franklin Templeton Group in 1989. He is a member of several securities industry-related committees and associations.

MANAGEMENT FEES. During the fiscal year ended June 30, 1998, management fees paid to the manager and total operating expenses, as a percentage of average net assets, were as follows:

                                                                  TOTAL
                                          MANAGEMENT              OPERATING
                                          FEES                    EXPENSES
                                        -------------------------------------
Insured Fund - Class I                    0.47%                    0.60%
Insured Fund - Class II                   0.47%                    1.16%
Intermediate Fund                         0.34%*                   0.52%*
Money Fund                                0.49%                    0.60%

*Management fees, before any advance waiver, totaled 0.60% and total operating expenses were 0.78%. Under an agreement by the manager to limit its fees, the Intermediate Fund paid the management fees and total operating expenses shown. The manager may end this arrangement at any time upon notice to the Board.

PORTFOLIO TRANSACTIONS. The manager tries to obtain the best execution on all transactions. If the manager believes more than one broker or dealer can provide the best execution, it may consider research and related services and the sale of fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, when selecting a broker or dealer. Please see "How Do the Funds Buy Securities for Their Portfolios?" in the SAI for more information.

ADMINISTRATIVE SERVICES. Under an agreement with the manager, FT Services provides certain administrative services and facilities for each fund. During the fiscal year ended June 30, 1998, administration fees paid to FT Services, as a percentage of average daily net assets, were as follows:

                                      ADMINISTRATION
                                           FEES
                                     ----------------
Insured Fund                               0.11%
Intermediate Fund                          0.15%
Money Fund                                 0.14%

These fees are paid by the manager. They are not a separate expense of the funds. Please see "Investment Management and Other Services" in the SAI for more information.

YEAR 2000 ISSUE. Like other mutual funds, the fund could be adversely affected if the computer systems used by [IM] and other service providers do not properly process date-related information on or after January 1, 2000 ("Year 2000 Issue"). The Year 2000 Issue[, and in particular foreign service providers' responsiveness to the issue,] could affect portfolio and operational areas including securities trade processing, interest and dividend payments, securities pricing, shareholder account services, reporting, custody functions, and others. While there can be no assurance that the fund will not be adversely affected, [IM] and its affiliated service providers are taking steps that they believe are reasonably designed to address the Year 2000 Issue, including seeking reasonable assurances from the fund's other major service providers.


THE RULE 12B-1 PLANS


The Intermediate Fund and each class of the Insured Fund have separate distribution plans or "Rule 12b-1 Plans" under which they may pay or reimburse Distributors or others for the expenses of activities that are primarily intended to sell shares of the fund. These expenses may include, among others, distribution or service fees paid to Securities Dealers or others who have executed a servicing agreement with the fund, Distributors or its affiliates; a prorated portion of Distributors' overhead expenses; and the expenses of printing prospectuses and reports used for sales purposes, and preparing and distributing sales literature and advertisements.

Payments by the Intermediate Fund under its plan may not exceed 0.10% per year of the fund's average daily net assets. Payments by the Insured Fund under its Class I plan also may not exceed 0.10% per year of Class I's average daily net assets. All distribution expenses over this amount will be borne by those who have incurred them. During the first year after certain Class I purchases made without a sales charge, Securities Dealers may not be eligible to receive the Rule 12b-1 fees associated with the purchase.

Under its Class II plan, the Insured Fund may pay Distributors up to 0.50% per year of Class II's average daily net assets to pay Distributors or others for providing distribution and related services and bearing certain Class II expenses. All distribution expenses over this amount will be borne by those who have incurred them. During the first year after a purchase of Class II shares, Securities Dealers may not be eligible to receive this portion of the Rule 12b-1 fees associated with the purchase.

The Insured Fund may also pay a servicing fee of up to 0.15% per year of Class II's average daily net assets under its Class II plan. This fee may be used to pay Securities Dealers or others for, among other things, helping to establish and maintain customer accounts and records, helping with requests to buy and sell shares, receiving and answering correspondence, monitoring dividend payments from the fund on behalf of customers, and similar servicing and account maintenance activities.

The Rule 12b-1 fees charged to each class are based only on the fees attributable to that particular class. For more information, please see "The Funds' Underwriter" in the SAI.

HOW TAXATION AFFECTS THE FUNDS AND THEIR SHAREHOLDERS

                                            -----------------------------------------------
TAXATION OF THE FUNDS' INVESTMENTS. Each    HOW DO THE FUNDS EARN INCOME AND GAINS?
fund invests your money in the municipal    Each fund earns interest and other income
and other securities described in the       (the fund's "income") on its investments.
section "How Do the Funds Invest Their      When a fund sells a security for a price that
Assets?" Special tax rules may apply when   is higher than it paid, it has a gain. When a
determining the income and gains that each  fund sells a security for a price that is fund earns on its investments. These rules  lower than it paid, it has a loss. If a fund
may, in turn, affect the amount of          has held the security for more than one year,
distributions that a fund pays to you.      the gain or loss will be a long-term capital
These special tax rules are discussed in    gain or loss. If a fund has held the security
the SAI.                                    for one year or less, the gain or loss will
                                            be a short-term capital gain or loss. A
TAXATION OF THE FUNDS. As a regulated       fund's gains and losses are netted together,
investment company, each fund generally     and, if the fund has a net gain (the fund's
pays no federal income tax on the income    "gains"), that gain will generally be
and gains that it distributes to you.       distributed to you.
                                            -----------------------------------------------

TAXATION OF SHAREHOLDERS

                                            -----------------------------------------------
DISTRIBUTIONS.  Distributions made to you   WHAT IS A DISTRIBUTION?
from interest income on municipal           As a shareholder, you will receive your share
securities will be exempt from the regular  of a fund's income and gains on its federal income tax.  Distributions made to  investments. A fund's interest income on
you from other income on temporary          municipal securities is paid to you as
investments, short-term capital gains, or   exempt-interest dividends. A fund's ordinary
ordinary income from the sale of market     income and short-term capital gains are paid
discount bonds will be taxable to you as    to you as ordinary dividends. A fund's
ordinary dividends, whether you receive     long-term capital gains are paid to you as
them in cash or in additional shares.       capital gain distributions. If a fund pays
Distributions made to you from interest on  you an amount in excess of its income and
certain private activity bonds, while       gains, this excess will generally be treated
still exempt from the regular federal       as a non-taxable distribution. These amounts,
income tax, are a preference item when      taken together, are what we call a fund's
determining your alternative minimum tax.   distributions to you.
The fund will send you a statement in
January of the current year that reflects
the amount of exempt-interest dividends,
ordinary dividends, capital gain
distributions, interest income that is a
tax preference item under the alternative
minimum tax and non-taxable distributions
you received from the fund in the prior
year. This statement will include
distributions declared in December and
paid to you in January of the current
year, but which are taxable as if paid on
December 31 of the prior year. The IRS
requires you to report these amounts on
your income tax return for the prior year.
                                            -----------------------------------------------

DIVIDENDS-RECEIVED DEDUCTION. It is anticipated that no portion of the funds' distributions will qualify for the corporate dividends-received deduction.

                                            -----------------------------------------------
REDEMPTIONS AND EXCHANGES. If you redeem    WHAT IS A REDEMPTION?
your shares or if you exchange your shares  A redemption is a sale by you to the fund of
in the funds for shares in another          some or all of your shares in the fund. The
Franklin Templeton Fund, you will           price per share you receive when you redeem
generally have a gain or loss that the IRS  fund shares may be more or less than the
requires you to report on your income tax   price at which you purchased those shares. An
return.  If you exchange fund shares held   exchange of shares in the fund for shares of
for 90 days or less and pay no sales        another Franklin Templeton Fund is treated as
charge, or a reduced sales charge, for the  a redemption of fund shares and then a
new shares, all or a portion of the sales   purchase of shares of the other fund. When
charge you paid on the purchase of the      you redeem or exchange your shares, you will
shares you exchanged is not included in     generally have a gain or loss, depending upon
their cost for purposes of computing gain   whether the amount you receive for your
or loss on the exchange.  If you hold your  shares is more or less than your cost or
shares for six months or less, any loss     other basis in the shares. Please call Fund
you have will be disallowed to the extent   Information for a free Tax Information
of any exempt-interest dividends paid on    Handbook if you need more information on
your shares. Any such loss not disallowed   calculating the gain or loss on the
will be treated as a long-term capital      redemption or exchange of your shares.
loss to the extent of any long-term
capital gain distributions paid on your
shares. All or a portion of any loss on
the redemption or exchange of your shares
will be disallowed by the IRS if you buy
other shares in the fund within 30 days
before or after your redemption or
exchange. Because the Money Fund expects
to maintain a $1.00 Net Asset Value per
share, you should not have any gain or
loss on the redemption or exchange of
Money Fund shares.
                                            -----------------------------------------------

CALIFORNIA STATE TAXES. Ordinary dividends and capital gain distributions that you receive from the funds, and gains arising from redemptions or exchanges of your fund shares, will generally be subject to state and local income tax. Distributions paid from the interest earned on California municipal securities will generally be exempt from
California state personal income taxes. Dividends paid from interest earned on qualifying
U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S.
Virgin Islands and Guam) will also generally be exempt from California state personal income taxes. Investments in municipal securities of other states generally do not qualify for tax-free treatment. Corporate taxpayers subject to the California state franchise tax are subject to special rules. The holding of fund shares may also be subject to state and local intangibles taxes. Each fund in which you are a shareholder will provide you with information at the end of each calendar year on the amounts of such dividends that may qualify for exemption from reporting on your individual income tax returns.  You may wish to contact your tax advisor to determine the state and local tax consequences of your investment in the fund.

SOCIAL SECURITY AND RAILROAD RETIREMENT BENEFITS. Exempt-interest dividends paid to you, although exempt from the regular federal income tax, are includible in the tax base for determining the taxable portion of your social security or railroad retirement benefits.
The IRS requires you to disclose these exempt-interest dividends on your federal income tax return.

NON-U.S. INVESTORS. Ordinary dividends generally will be subject to U.S. income tax withholding. Your home country may also tax ordinary dividends, exempt-interest dividends, capital gain distributions and gains arising from redemptions or exchanges of your fund shares. Fund shares held by the estate of a non-U.S. investor may be subject to
U.S. estate tax.  You may wish to contact your tax advisor to determine the U.S. and
non-U.S. tax consequences of your investment in a fund.

                                            -----------------------------------------------
BACKUP WITHHOLDING. When you open an        WHAT IS A BACKUP WITHHOLDING?
account, IRS regulations require that you   Backup withholding occurs when a fund is
provide your taxpayer identification        required to withhold and pay over to the IRS
number ("TIN"), certify that it is          31% of your distributions and redemption
correct, and certify that you are not       proceeds.  You can avoid backup withholding
subject to backup withholding under IRS     by providing the fund with your TIN, and by
rules. If you fail to provide a correct     completing the tax certifications on your
TIN or the proper tax certifications, the   shareholder application that you were asked
IRS requires the fund to withhold 31% of    to sign when you opened your account.
all the distributions (including ordinary   However, if the IRS instructs the fund to
dividends and capital gain distributions),  begin backup withholding, it is required to
and redemption proceeds paid to you. The    do so even if you provided the fund with your
fund is also required to begin backup       TIN and these tax certifications, and backup
withholding on your account if the IRS      withholding will remain in place until the
instructs the fund to do so. The fund       fund is instructed by the IRS that it is no
reserves the right not to open your         longer required.
account, or, alternatively, to redeem your
shares at the current Net Asset Value,
less any taxes withheld, if you fail to
provide a correct TIN, fail to provide the
proper tax certifications, or the IRS
instructs the fund to begin backup
withholding on your account.
                                            -----------------------------------------------

THIS TAX DISCUSSION IS FOR GENERAL INFORMATION ONLY. PROSPECTIVE INVESTORS
SHOULD CONSULT THEIR OWN TAX ADVISORS CONCERNING THE FEDERAL, STATE, LOCAL OR
FOREIGN TAX CONSEQUENCES OF AN INVESTMENT IN THE FUNDS. FOR A MORE COMPLETE
DISCUSSION OF THESE RULES AND RELATED MATTERS, PLEASE SEE "ADDITIONAL
INFORMATION ON DISTRIBUTIONS AND TAXES" IN THE SAI. THE TAX TREATMENT TO YOU
OF DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS, INTEREST INCOME THAT IS A TAX
PREFERENCE ITEM AND INCOME TAXES WITHHELD IS ALSO DISCUSSED IN A FREE
FRANKLIN TEMPLETON TAX INFORMATION HANDBOOK, WHICH YOU MAY REQUEST BY
CONTACTING FUND INFORMATION.

HOW IS THE TRUST ORGANIZED?

The funds are series of Franklin California Tax-Free Trust (the "Trust"), an open-end management investment company, commonly called a mutual fund. The Trust was organized as a Massachusetts business trust on July 18, 1985, and is registered with the SEC. The Insured Fund offers two classes of shares: Franklin California Insured Tax-Free Income Fund - Class I and Franklin California Insured Tax-Free Income Fund - Class II. All shares of the Insured Fund outstanding before the offering of Class II shares, and all shares of the Intermediate and Money funds, are considered Class I shares. Additional series and classes of shares may be offered in the future.

Shares of each class of the Insured Fund represent proportionate interests in the assets of the fund and have the same voting and other rights and preferences as any other class of the fund for matters that affect the fund as a whole. For matters that only affect one class, however, only shareholders of that class may vote. Each class will vote separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole.


The Trust has noncumulative voting rights. This gives holders of more than 50% of the shares voting the ability to elect all of the members of the Board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the Board.

The Trust does not intend to hold annual shareholder meetings. The Trust or a series of the Trust may hold special meetings, however, for matters requiring shareholder approval. A meeting may also be called by the Board in its discretion or by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a Board member.

ABOUT YOUR ACCOUNT

HOW DO I BUY SHARES?

OPENING YOUR ACCOUNT


To open your account, please follow the steps below. This will help avoid any delays in processing your request. PLEASE KEEP IN MIND THAT THE INSURED AND INTERMEDIATE FUNDS DO NOT CURRENTLY ALLOW INVESTMENTS BY MARKET TIMERS.

1.    Read this prospectus carefully.

2. Determine how much you would like to invest. The funds' minimum investments are:

      o   To open a regular account                          $1,000
      o   To open a custodial account for a minor
           (an UGMA/UTMA account)                            $  100
      o   To open an account with an automatic
           investment plan                                   $   50
      o   To add to an account                               $   50

      For purchases by broker-dealers, registered investment advisors or certified financial planners who have entered into an agreement with Distributors for clients participating in comprehensive fee programs, the minimum initial investment is $250. The minimum initial investment is $100 for officers, trustees, directors and full-time employees of the Franklin Templeton Funds or the Franklin Templeton Group, and their family members, consistent with our then-current policies.

      We reserve the right to change the amount of these minimums from time to time or to waive or lower these minimums for certain purchases. We also reserve the right to refuse any order to buy shares.

3. Carefully complete and sign the enclosed shareholder application, including the optional shareholder privileges section. By applying for privileges now, you can avoid the delay and inconvenience of having to send an additional application to add privileges later. FOR THE INSURED FUND, PLEASE ALSO INDICATE WHICH CLASS OF SHARES YOU WANT TO BUY. IF YOU DO NOT SPECIFY A CLASS, WE WILL AUTOMATICALLY INVEST YOUR PURCHASE IN CLASS I SHARES. It is important that we receive a signed application since we will not be able to process any redemptions from your account until we receive your signed application.

4.    Make your investment using the table below.

--------------------------------------------------------------------------------
METHOD                    STEPS TO FOLLOW
--------------------------------------------------------------------------------
BY MAIL                   For an initial investment:

                               Return the application to the fund with your check made payable to the fund. For an investment in the Money Fund you may also send a Federal Reserve draft or negotiable bank draft, but instruments drawn on other investment companies may not be accepted.

                          For additional investments:

                              Send a check made payable to the fund. Please
                              include your account number on the check. If you
                              are a Money Fund shareholder, you may also use
                              the deposit slips included with your monthly
                              statement or checkbook (if you have requested
                              one).
--------------------------------------------------------------------------------
BY WIRE                   1.  Call Shareholder Services or, if that number is
                              busy, call 1-650/312-2000 collect, to receive a wire control number. You need a new wire control number every time you wire money into your account. If you do not have a currently effective wire control number, we will return the money to the bank, and we will not credit the purchase to your account.

                          2. For the Insured and Intermediate funds, we will provide wire instructions when you call. If we receive your call before 1:00 p.m. Pacific time and the bank receives the wired funds and reports the receipt of wired funds to the fund by 3:00 p.m. Pacific time, we will credit the purchase to your account that day. If we receive your call after 1:00 p.m. or the bank receives the wire after 3:00 p.m., we will credit the purchase to your account the following business day. For the Money Fund, wire the funds to Bank of America, ABA routing number 121000358, for credit to Franklin California Tax-Exempt Money Fund, A/C 1493-3-04779. Your name and wire control number must be included.

                          3.  For an initial investment you must also return
                              your signed shareholder application to the fund.
--------------------------------------------------------------------------------
THROUGH YOUR DEALER       Call your investment representative
--------------------------------------------------------------------------------

You may buy shares of the fund without a sales charge and write redemption drafts against your account. Redemption drafts are similar to checks and are referred to as checks in this prospectus. When you buy shares, it does not create a checking or other bank account relationship with the Money Fund or any bank.

If the Money Fund receives your order in proper form before 3:00 p.m. Pacific time, we will credit the purchase to your account that day. Orders received after 3:00 p.m. will be credited the following business day.

Many of the Money Fund's investments must be paid for in federal funds, which are monies held by the fund's custodian bank on deposit at the Federal Reserve Bank of San Francisco and elsewhere. The Money Fund generally cannot invest money received from you until it is converted into and is available to the fund in federal funds. Therefore, your purchase order may not be considered in proper form until the money received from you is available in federal funds, which may take up to two days. If the fund is able to make investments immediately (within one business day), it may accept your order with payment in other than federal funds.

When you buy shares, if you submit a check or a draft that is returned unpaid to the fund we may impose a $10 charge against your account for each returned item.

The investment authority of certain investors may be restricted by law. If you are such an investor, you should consult your legal advisor to determine whether and to what extent shares of the fund are legal investments for you. If you are a municipal investor considering investing proceeds of bond offerings, you should consult with expert counsel to determine the effect, if any, of payments by the fund on arbitrage rebate calculations.

CHOOSING A SHARE CLASS - INSURED FUND ONLY

Each class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. The class that may be best for you depends on a number of factors, including the amount and length of time you expect to invest. Generally, Class I shares may be more attractive for long-term investors or investors who qualify to buy Class I shares at a reduced sales charge. Your financial representative can help you decide.

                CLASS I                                CLASS II
--------------------------------------------------------------------------------
   o   Higher front-end sales                  o   Lower front-end sales
       charges than Class II shares.               charges than Class I shares
       There are several ways to
       reduce these charges, as
       described below. There is no
       front-end sales charge for
       purchases of $1 million or
       more.*

   o   Contingent Deferred Sales               o   Contingent Deferred Sales
       Charge on purchases of $1                   Charge on purchases sold
       million or more sold within                 within 18 months
       one year

   o   Lower annual expenses than              o   Higher annual expenses than
       Class II shares                             Class I shares

*If you are investing $1 million or more, it is generally more beneficial for you to buy Class I shares because there is no front-end sales charge and the annual expenses are lower. Therefore, ANY PURCHASE OF $1 MILLION OR MORE IS AUTOMATICALLY INVESTED IN CLASS I SHARES. You may accumulate more than $1 million in Class II shares through purchases over time. If you plan to do this, however, you should determine if it would be better for you to buy Class I shares through a Letter of Intent.

INSURED AND INTERMEDIATE FUNDS

The rest of the "How Do I Buy Shares?" section of this prospectus only applies to the Insured and Intermediate funds.


PURCHASE PRICE OF FUND SHARES

For Class I shares, the sales charge you pay depends on the dollar amount you invest, as shown in the table below. The sales charge for Class II shares is 1% and, unlike Class I, does not vary based on the size of your purchase.


                                   TOTAL SALES CHARGE           AMOUNT PAID TO
                                   AS A PERCENTAGE OF            DEALER AS A
                              ------------------------------
AMOUNT OF PURCHASE             OFFERING          NET AMOUNT     PERCENTAGE OF
AT OFFERING PRICE               PRICE             INVESTED      OFFERING PRICE
--------------------------------------------------------------------------------
INSURED FUND - CLASS I
Under $100,000                  4.25%              4.44%            4.00%
$100,000 but less than          3.50%              3.63%            3.25%
$250,000
$250,000 but less than          2.75%              2.83%            2.50%
$500,000
$500,000 but less than          2.15%              2.20%            2.00%
$1,000,000
$1,000,000 or more*             None               None             None

INSURED FUND - CLASS II
Under $1,000,000*               1.00%              1.01%            1.00%

INTERMEDIATE FUND
Under $100,000                  2.25%              2.30%            2.00%
$100,000 but less than          1.75%              1.78%            1.50%
$250,000
$250,000 but less than          1.25%              1.26%            1.00%
$500,000
$500,000 but less than          1.00%              1.01%            0.85%
$1,000,000
$1,000,000 or more*             None               None             None

*A Contingent Deferred Sales Charge of 1% may apply to Class I purchases of $1 million or more and any Class II purchase. Please see "How Do I Sell Shares? - Contingent Deferred Sales Charge." Please also see "Other Payments to Securities Dealers" below for a discussion of payments Distributors may make out of its own resources to Securities Dealers for certain purchases. Purchases of Class II shares are limited to purchases below $1 million. Please see "Choosing a Share Class - Insured Fund Only."


SALES CHARGE REDUCTIONS AND WAIVERS

- IF YOU QUALIFY TO BUY SHARES UNDER ONE OF THE SALES CHARGE REDUCTION OR WAIVER CATEGORIES DESCRIBED BELOW, PLEASE INCLUDE A WRITTEN STATEMENT WITH EACH PURCHASE ORDER EXPLAINING WHICH PRIVILEGE APPLIES. If you don't include this statement, we cannot guarantee that you will receive the sales charge reduction or waiver.

CUMULATIVE QUANTITY DISCOUNTS - CLASS I ONLY. To determine if you may pay a reduced sales charge, the amount of your current Class I purchase is added to the cost or current value, whichever is higher, of your existing shares in the Franklin Templeton Funds, as well as those of your spouse, children under the age of 21 and grandchildren under the age of 21. If you are the sole owner of a company, you may also add any company accounts, including retirement plan accounts.

LETTER OF INTENT - CLASS I ONLY. You may buy Class I shares at a reduced sales charge by completing the Letter of Intent section of the shareholder application. A Letter of Intent is a commitment by you to invest a specified dollar amount during a 13 month period. The amount you agree to invest determines the sales charge you pay on Class I shares.

BY COMPLETING THE LETTER OF INTENT SECTION OF THE SHAREHOLDER APPLICATION, YOU ACKNOWLEDGE AND AGREE TO THE FOLLOWING:

o You authorize Distributors to reserve 5% of your total intended purchase in Class I shares registered in your name until you fulfill your Letter.

o You give Distributors a security interest in the reserved shares and appoint Distributors as attorney-in-fact.

o Distributors may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the Letter.

o Although you may exchange your shares, you may not sell reserved shares until you complete the Letter or pay the higher sales charge.

Your periodic statements will include the reserved shares in the total shares you own. We will pay or reinvest dividend and capital gain distributions on the reserved shares as you direct.

If you would like more information about the Letter of Intent privilege, please see "How Do I Buy, Sell and Exchange Shares? - Letter of Intent" in the SAI or call Shareholder Services.

GROUP PURCHASES - CLASS I ONLY. If you are a member of a qualified group, you may buy Class I shares at a reduced sales charge that applies to the group as a whole. The sales charge is based on the combined dollar value of the group members' existing investments, plus the amount of the current purchase.

A qualified group is one that:

o    Was formed at least six months ago,


o    Has a purpose other than buying fund shares at a discount,


o    Has more than 10 members,

o    Can arrange for meetings between our representatives and group members,

o Agrees to include Franklin Templeton Fund sales and other materials in publications and mailings to its members at reduced or no cost to Distributors,


o Agrees to arrange for payroll deduction or other bulk transmission of investments to the fund, and


o Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.


SALES CHARGE WAIVERS. If one of the following sales charge waivers applies to you or your purchase of fund shares, you may buy shares of the fund without a front-end sales charge or a Contingent Deferred Sales Charge. All of the sales charge waivers listed below apply to purchases of Class I shares only, except for items 1 and 2 which also apply to Class II purchases.

Certain distributions, payments or redemption proceeds that you receive may be used to buy shares of the fund without a sales charge if you reinvest them within 365 days of their payment or redemption date. They include:

1. Dividend and capital gain distributions from any Franklin Templeton Fund. The distributions generally must be reinvested in the SAME CLASS of shares. Certain exceptions apply, however, to Class II shareholders who chose to reinvest their distributions in Class I shares of the fund before November 17, 1997, and to Advisor Class or Class Z shareholders of a Franklin Templeton Fund who may reinvest their distributions in Class I shares of the fund.

2. Redemption proceeds from the sale of shares of any Franklin Templeton Fund if you originally paid a sales charge on the shares and you reinvest the money in the SAME CLASS of shares. This waiver does not apply to exchanges.

     If you paid a Contingent Deferred Sales Charge when you redeemed your shares from a Franklin Templeton Fund, a Contingent Deferred Sales Charge will apply to your purchase of fund shares and a new Contingency Period will begin. We will, however, credit your fund account with additional shares based on the Contingent Deferred Sales Charge you paid and the amount of redemption proceeds that you reinvest.


     If you immediately placed your redemption proceeds in a Franklin Bank CD, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date the CD matures, including any rollover.


3.   Dividend or capital gain  distributions from a real estate investment trust
     (REIT) sponsored or advised by Franklin Properties, Inc.

4. Annuity payments received under either an annuity option or from death benefit proceeds, only if the annuity contract offers as an investment option the Franklin Valuemark Funds or the Templeton Variable Products Series Fund. You should contact your tax advisor for information on any tax consequences that may apply.

5. Redemption proceeds from a repurchase of shares of Franklin Floating Rate Trust, if the shares were continuously held for at least 12 months.

     If you immediately placed your redemption proceeds in a Franklin Bank CD or a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date the CD matures, including any rollover, or the date you redeem your money fund shares.

6. Redemption proceeds from the sale of Class A shares of any of the Templeton Global Strategy Funds if you are a qualified investor.

     If you paid a contingent deferred sales charge when you redeemed your Class A shares from a Templeton Global Strategy Fund, a Contingent Deferred Sales Charge will apply to your purchase of fund shares and a new Contingency Period will begin. We will, however, credit your fund account with additional shares based on the contingent deferred sales charge you paid and the amount of the redemption proceeds that you reinvest.

     If you immediately placed your redemption proceeds in a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date they are redeemed from the money fund.

Various individuals and institutions also may buy Class I shares without a front-end sales charge or Contingent Deferred Sales Charge, including:

1. Trust companies and bank trust departments agreeing to invest in Franklin Templeton Funds over a 13 month period at least $1 million of assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion. We will accept orders for these accounts by mail accompanied by a check or by telephone or other means of electronic data transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following the order.

2.   An Eligible Governmental Authority.

3. Broker-dealers, registered investment advisors or certified financial planners who have entered into an agreement with Distributors for clients participating in comprehensive fee programs.

4. Qualified registered investment advisors who buy through a broker-dealer or service agent who has entered into an agreement with Distributors

5. Registered Securities Dealers and their affiliates, for their investment accounts only

6. Current employees of Securities Dealers and their affiliates and their family members, as allowed by the internal policies of their employer

7. Officers, trustees, directors and full-time employees of the Franklin Templeton Funds or the Franklin Templeton Group, and their family members, consistent with our then-current policies.

8. Investment companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer

9.   Accounts managed by the Franklin Templeton Group

10. Certain unit investment trusts and their holders reinvesting distributions from the trusts


OTHER PAYMENTS TO SECURITIES DEALERS


The payments described below may be made to Securities Dealers who initiate and are responsible for Class II purchases and certain Class I purchases made without a sales charge. The payments are subject to the sole discretion of Distributors, and are paid by Distributors or one of its affiliates and not by the fund or its shareholders.


1.   Class II purchases - up to 1% of the purchase price.

2. Class I purchases of $1 million or more - up to 0.75% of the amount invested.

3. Class I purchases by trust companies and bank trust departments, Eligible Governmental Authorities, and broker-dealers or others on behalf of clients participating in comprehensive fee programs - up to 0.25% of the amount invested.

A Securities Dealer may receive only one of these payments for each qualifying purchase. Securities Dealers who receive payments in connection with investments described in paragraphs 1 or 2 above will be eligible to receive the Rule 12b-1 fee associated with the purchase starting in the thirteenth calendar month after the purchase.


FOR BREAKPOINTS THAT MAY APPLY AND INFORMATION ON ADDITIONAL COMPENSATION PAYABLE TO SECURITIES DEALERS IN CONNECTION WITH THE SALE OF FUND SHARES, PLEASE SEE "HOW DO I BUY, SELL AND EXCHANGE SHARES? - OTHER PAYMENTS TO SECURITIES DEALERS" IN THE SAI.

FOR INVESTORS OUTSIDE THE U.S.

The distribution of this prospectus and the offering of fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of the fund should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.


MAY I EXCHANGE SHARES FOR SHARES OF ANOTHER FUND?


We offer a wide variety of funds. If you would like, you can move your investment from your fund account to an existing or new account in another Franklin Templeton Fund (an "exchange"). Because it is technically a sale and a purchase of shares, an exchange is a taxable transaction.


If you own Class I shares, you may exchange into any of our money funds except Franklin Templeton Money Fund II ("Money Fund II"). Money Fund II is the only money fund exchange option available to Class II shareholders. Unlike our other money funds, shares of Money Fund II may not be purchased directly and no drafts (checks) may be written on Money Fund II accounts.


Before making an exchange, please read the prospectus of the fund you are interested in. This will help you learn about the fund, its investment goal and policies, and its rules and requirements for exchanges. For example, some Franklin Templeton Funds do not accept exchanges and others may have different investment minimums. Some Franklin Templeton Funds do not offer Class II shares.

--------------------------------------------------------------------------------
METHOD                    STEPS TO FOLLOW
--------------------------------------------------------------------------------
BY MAIL                   1. Send us signed written instructions
                          2. Include any outstanding share certificates for
                             the shares you want to exchange
--------------------------------------------------------------------------------
BY PHONE                  Call Shareholder Services or TeleFACTS(R)

                          -  If you do not want the ability to exchange by
                             phone to apply to your account, please let us know.
--------------------------------------------------------------------------------
THROUGH YOUR DEALER       Call your investment representative
--------------------------------------------------------------------------------


Please refer to "Transaction Procedures and Special Requirements" for other important information on how to exchange shares.

WILL SALES CHARGES APPLY TO MY EXCHANGE?

If you are exchanging shares of the Money Fund, you will generally pay the applicable front-end sales charge of the fund you are exchanging into, unless you acquired your Money Fund shares under the exchange privilege. These charges may not apply if you qualify to buy shares without a sales charge.


For the Insured and Intermediate funds, you generally will not pay a front-end sales charge on exchanges. If you have held your shares less than six months, however, you will pay the percentage difference between the sales charge you previously paid and the applicable sales charge of the new fund, if the difference is more than 0.25%. If you have never paid a sales charge on your shares because, for example, they have always been held in a money fund, you will pay the fund's applicable sales charge no matter how long you have held your shares. These charges may not apply if you qualify to buy shares without a sales charge.

CONTINGENT DEFERRED SALES CHARGE. We will not impose a Contingent Deferred Sales Charge when you exchange shares. Any shares subject to a Contingent Deferred Sales Charge at the time of exchange, however, will remain so in the new fund.

For accounts with shares subject to a Contingent Deferred Sales Charge, we will first exchange any shares in your account that are not subject to the charge. If there are not enough of these to meet your exchange request, we will exchange shares subject to the charge in the order they were purchased.

If you exchange Class I shares into one of our money funds, the time your shares are held in that fund will not count towards the completion of any Contingency Period. If you exchange your Class II shares for shares of Money Fund II, however, the time your shares are held in that fund will count towards the completion of any Contingency Period.

For more information about the Contingent Deferred Sales Charge, please see "How Do I Sell Shares?"


EXCHANGE RESTRICTIONS

Please be aware that the following restrictions apply to exchanges:


     o You must meet the applicable minimum investment amount of the fund you are exchanging into, or exchange 100% of your fund shares.


     o You may only exchange shares within the SAME CLASS, except as noted below.


     o The accounts must be identically registered. You may, however, exchange shares from a fund account requiring two or more signatures into an identically registered money fund account requiring only one signature for all transactions. PLEASE NOTIFY US IN WRITING IF YOU DO NOT WANT THIS OPTION TO BE AVAILABLE ON YOUR ACCOUNT. Additional procedures may apply. Please see "Transaction Procedures and Special Requirements."


     o The fund you are exchanging into must be eligible for sale in your state.

     o We may modify or discontinue our exchange policy if we give you 60 days' written notice.


     o For the Money Fund, your exchange may be restricted or refused if you have: (i) requested an exchange out of the fund within two weeks of an earlier exchange request, (ii) exchanged shares out of the fund more than twice in a calendar quarter, or (iii) exchanged shares equal to at least $5 million, or more than 1% of the fund's net assets. Shares under common ownership or control are combined for these limits. If you have exchanged shares as described in this paragraph, you will be considered a Market Timer. Each exchange by a Market Timer, if accepted, will be charged $5.00. Currently, none of the funds, except the Money Fund, allow investments by Market Timers. Some of the other funds in the Franklin Templeton Funds may also not allow investments by Market Timers.

Because excessive trading can hurt fund performance, operations and shareholders, we may refuse any exchange purchase if (i) we believe the fund would be harmed or unable to invest effectively, or (ii) the fund receives or anticipates simultaneous orders that may significantly affect the fund.


LIMITED EXCHANGES BETWEEN DIFFERENT CLASSES OF SHARES


Certain funds in the Franklin Templeton Funds offer classes of shares not offered by the funds, such as "Advisor Class" or "Class Z" shares. Because the funds do not currently offer an Advisor Class, you may exchange Advisor Class shares of any Franklin Templeton Fund for Class I shares of a fund at Net Asset Value. If you do so and you later decide you would like to exchange into a fund that offers an Advisor Class, you may exchange your Class I shares for Advisor Class shares of that fund. Certain shareholders of Class Z shares of Franklin Mutual Series Fund Inc. may also exchange their Class Z shares for Class I shares of a fund at Net Asset Value.


HOW DO I SELL SHARES?

You may sell (redeem) your shares at any time.


--------------------------------------------------------------------------------
METHOD                      STEPS TO FOLLOW
--------------------------------------------------------------------------------
BY CHECK - MONEY FUND       1. You may request redemption drafts (checks) free
ONLY                           of charge on the shareholder application or by
(Only available if there       calling TeleFACTS(R).
are no outstanding share
certificates for your       2. You may make checks payable to any person and in
account)                       any amount of $100 or more. You will continue to
                               earn daily income dividends until the check has
                               cleared. Please see "More Information About
                               Selling Your Shares By Check" below.
--------------------------------------------------------------------------------
BY MAIL                     1. Send us signed written instructions. If you would
                               like your redemption proceeds wired to a bank account, your instructions should include:

                               o The name, address and telephone number of the bank where you want the proceeds sent
                               o  Your bank account number
                               o  The Federal Reserve ABA routing number
                               o If you are using a savings and loan or credit union, the name of the corresponding bank and the account number

                            If you are a Money Fund shareholder, you may also request to have your Money Fund redemption proceeds wired to a bank account by completing the "Wire Redemption Privilege" section of the Money Fund shareholder application and sending it to us.

                            2. Include any outstanding share certificates for
                               the shares you are selling

                            3. Provide a signature guarantee if required

                            4. Corporate, partnership and trust accounts may
                               need to send additional documents. Accounts under court jurisdiction may have other requirements.
--------------------------------------------------------------------------------
BY PHONE Call Shareholder Services. If you would like your redemption proceeds wired to a bank account, other than an escrow account, you must first sign up for the wire feature. To sign up, send us written instructions, with a signature guarantee. To avoid any delay in processing, the instructions should include the items listed in "By Mail" above. If you are a Money Fund shareholder, you may also sign up by completing the "Wire Redemption Privilege" section of the Money Fund shareholder application and sending it to us.

                            Telephone requests will be accepted:

                            o If the request is $50,000 or less. Institutional accounts may exceed $50,000 by completing a separate agreement. Call Institutional Services to receive a copy.
                            o If there are no share certificates issued for the shares you want to sell or you have already returned them to the fund
                            o Unless the address on your account was changed by phone within the last 15 days

                            - If you do not want the ability to redeem by phone to apply to your account, please let us know.
--------------------------------------------------------------------------------
THROUGH YOUR DEALER       Call your investment representative
--------------------------------------------------------------------------------


We will send your redemption check within seven days after we receive your request in proper form. If you would like the check sent to an address other than the address of record or made payable to someone other than the registered owners on the account, send us written instructions signed by all account owners, with a signature guarantee. We are not able to receive or pay out cash in the form of currency.


The wiring of redemption proceeds is a special service that we make available whenever possible for redemption requests of $1,000 or more. If we receive your request in proper form before 1:00 p.m. Pacific time for the Insured and Intermediate funds or before 3:00 p.m. Pacific time for the Money Fund, your wire payment will be sent the next business day. For requests received in proper form after these deadlines, the payment will be sent the second business day. You may also have Money Fund redemption proceeds wired to an escrow account the same day, if we receive your request in proper form before 9:00 a.m. Pacific time. By offering these services to you, the fund's are not bound to meet any redemption request in less than the seven day period prescribed by law. Neither the funds nor their agents shall be liable to you or any other person if, for any reason, a redemption request by wire is not processed as described in this section.

If you sell shares you recently purchased with a check or draft, we may delay sending you the proceeds until your check or draft has cleared, which may take seven business days or more. A certified or cashier's check may clear in less time.


Under unusual circumstances, we may suspend redemptions or postpone payment for more than seven days as permitted by federal securities law.

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to sell shares.

MORE INFORMATION ABOUT SELLING YOUR SHARES BY CHECK - MONEY FUND ONLY

If you want the convenience of check access to your Money Fund account, order your checks from the Money Fund, free of charge, as described above. For security reasons and reasons related to check processing systems that require checks to be a certain size and printed with specific encoding formats, the Money Fund can only accept checks ordered from the Money Fund. The Money Fund cannot be responsible for any check not ordered from the Money Fund that is returned unpaid to a payee.

The checks are drawn through Bank of America NT & SA (the "Bank"). The Bank may terminate this service at any time upon notice to you.

When a check is presented for payment, we will redeem an equivalent number of shares in your account to cover the amount of the check. Your shares will be redeemed at the Net Asset Value next determined after we receive a check that does not exceed the collected balance in your account. If a check is presented for payment that exceeds the collected balance in your account, the Bank may return the check unpaid. Since you will not know the exact amount in your account on the day a check clears, you should not use a check to close your account.

You will generally not be able to convert a check drawn on your Money Fund account into a certified or cashier's check by presenting it at the Bank. Because the Money Fund is not a bank, we cannot assure that a stop payment order written by you will be effective. We will use our best efforts, however, to see that these orders are carried out.

CONTINGENT DEFERRED SALES CHARGE

Most Franklin Templeton Funds impose a Contingent Deferred Sales Charge on certain investments if you sell all or a part of the investment within the Contingency Period. While the Money Fund generally does not impose a Contingent Deferred Sales Charge, it will do so if you sell shares that were exchanged into the Money Fund from another Franklin Templeton Fund and those shares would have been assessed a Contingent Deferred Sales Charge in the other fund. The charge is 1% of the value of the shares sold or the Net Asset Value at the time of purchase, whichever is less. The time the shares are held in the Money Fund does not count towards the completion of any Contingency Period.


For purchases of the Intermediate Fund and Class I shares of the Insured Fund, if you did not pay a front-end sales charge because you invested $1 million or more or agreed to invest $1 million or more under a Letter of Intent, a Contingent Deferred Sales Charge may apply if you sell all or a part of your investment within the Contingency Period. Once you have invested $1 million or more, any additional Class I investments you make without a sales charge may also be subject to a Contingent Deferred Sales Charge if they are sold within the Contingency Period. For any Class II purchase, a Contingent Deferred Sales Charge may apply if you sell the shares within the Contingency Period. The charge is 1% of the value of the shares sold or the Net Asset Value at the time of purchase, whichever is less.


We will first redeem any shares in your account that are not subject to the charge. If there are not enough of these to meet your request, we will redeem shares subject to the charge in the order they were purchased.

Unless otherwise specified, when you request to sell a stated DOLLAR AMOUNT, we will redeem additional shares to cover any Contingent Deferred Sales Charge. For requests to sell a stated NUMBER OF SHARES, we will deduct the amount of the Contingent Deferred Sales Charge, if any, from the sale proceeds.

WAIVERS. We waive the Contingent Deferred Sales Charge for:

o    Account fees


o Redemptions by a fund when an account falls below the minimum required account size


o    Redemptions following the death of the shareholder or beneficial owner

o    Redemptions through a systematic  withdrawal plan set up before February 1,
     1995

o Redemptions through a systematic withdrawal plan set up on or after February 1, 1995, at a rate of up to 1% a month of an account's Net Asset Value. For example, if you maintain an annual balance of $1 million in Class I shares, you can redeem up to $120,000 annually through a systematic withdrawal plan free of charge. Likewise, if you maintain an annual balance of $10,000 in Class II shares, $1,200 may be redeemed annually free of charge.


WHAT DISTRIBUTIONS MIGHT I RECEIVE FROM THE FUNDS?

Each fund receives income generally in the form of interest and other income derived from its investments. This income, less the expenses incurred in the fund's operations, is its net investment income from which income dividends may be distributed. Thus, the amount of dividends paid per share may vary with each distribution.


MONEY FUND


The fund declares dividends each day that its Net Asset Value is calculated and pays them to shareholders of record as of the close of business the day before. The daily allocation of net investment income begins on the day after we receive your money or settlement of a wire order trade and continues to accrue through the day we receive your request to sell your shares or the settlement of a wire order trade.

Dividend payments may vary from day to day and may be omitted on some days, depending on changes in the fund's net investment income. THE FUND DOES NOT PAY "INTEREST" OR GUARANTEE ANY AMOUNT OF DIVIDENDS OR RETURN ON AN INVESTMENT IN ITS SHARES.

DIVIDEND OPTIONS. Dividends will automatically be reinvested each day in the form of additional shares of the fund at the Net Asset Value per share at the close of business.


If you complete the "Special Payment Instructions for Dividends" section of the shareholder application included with this prospectus, you may direct your dividends to buy the same class of shares of another Franklin Templeton Fund
(without a sales charge or imposition of a Contingent Deferred Sales Charge). Many shareholders find this a convenient way to diversify their investments.

You may also choose to receive dividends in cash. If you have the money sent to another person or to a checking account, you may need a signature guarantee. If you send the money to a checking account, please see "Electronic Fund Transfers
- Class I Only" under "Services to Help You Manage Your Account."

If you choose one of these options, the dividends reinvested and credited to your account during the month will be redeemed as of the close of business on the last business day of the month and paid as directed on the shareholder application. You may change your dividend option at any time by notifying us by mail or phone. Please allow at least seven days for us to process the new option.


INSURED AND INTERMEDIATE FUNDS

These funds declare dividends from their net investment income daily and pay them monthly on or about the 20th day of the month. The daily allocation of net investment income begins on the day after we receive your money or settlement of a wire order trade and continues to accrue through the day we receive your request to sell your shares or the settlement of a wire order trade.


Capital gains, if any, may be distributed annually, usually in December.


Dividends and capital gains are calculated and distributed the same way for each class. The amount of any income dividends per share will differ, however, generally due to the difference in the Rule 12b-1 fees of each class.

Dividend payments are not guaranteed, are subject to the Board's discretion and may vary with each payment. THE FUNDS DO NOT PAY "INTEREST" OR GUARANTEE ANY FIXED RATE OF RETURN ON AN INVESTMENT IN THEIR SHARES.

If you buy shares shortly before a fund deducts a capital gain distribution from its Net Asset Value, please keep in mind that you will receive a portion of the price you paid back in the form of a taxable distribution.

DISTRIBUTION OPTIONS

You may receive your distributions from a fund in any of these ways:

1. BUY ADDITIONAL SHARES OF THE FUND - You may buy additional shares of the fund (without a sales charge or imposition of a Contingent Deferred Sales Charge) by reinvesting capital gain distributions, or both dividend and capital gain distributions. This is a convenient way to accumulate additional shares and maintain or increase your earnings base.

2. BUY SHARES OF OTHER FRANKLIN TEMPLETON FUNDS - You may direct your distributions to buy shares of another Franklin Templeton Fund (without a sales charge or imposition of a Contingent Deferred Sales Charge). Many shareholders find this a convenient way to diversify their investments.


3. RECEIVE DISTRIBUTIONS IN CASH - You may receive dividends, or both dividend and capital gain distributions in cash. If you have the money sent to another person or to a checking account, you may need a signature guarantee. If you send the money to a checking account, please see "Electronic Fund Transfers - Class I Only" under "Services to Help You Manage Your Account."


Distributions may be reinvested only in the SAME CLASS of shares, except as follows: (i) Class II shareholders who chose to reinvest their distributions in Class I shares of the fund or another Franklin Templeton Fund before November 17, 1997, may continue to do so; and (ii) Class II shareholders may reinvest their distributions in shares of any Franklin Templeton money fund.

TO SELECT ONE OF THESE OPTIONS, PLEASE COMPLETE SECTIONS 6 AND 7 OF THE SHAREHOLDER APPLICATION INCLUDED WITH THIS PROSPECTUS OR TELL YOUR INVESTMENT REPRESENTATIVE WHICH OPTION YOU PREFER. IF YOU DO NOT SELECT AN OPTION, WE WILL AUTOMATICALLY REINVEST DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS IN THE SAME CLASS OF THE FUND. You may change your distribution option at any time by notifying us by mail or phone. Please allow at least seven days before the reinvestment date for us to process the new option.


TRANSACTION PROCEDURES AND SPECIAL REQUIREMENTS

SHARE PRICE

When you buy shares, you pay the Offering Price. This is the Net Asset Value per share of the class you wish to purchase, plus any applicable sales charges. When you sell shares, you receive the Net Asset Value per share minus any applicable Contingent Deferred Sales Charges.


The Net Asset Value we use when you buy or sell shares is the one next calculated after we receive your transaction request in proper form. If you buy or sell shares through your Securities Dealer, however, we will use the Net Asset Value next calculated after your Securities Dealer receives your request, which is promptly transmitted to the fund.

HOW AND WHEN SHARES ARE PRICED

The funds are open for business each day the NYSE is open. For the Insured and Intermediate funds, we determine the Net Asset Value per share of each class as of the close of the NYSE, normally 1:00 p.m. Pacific time. For the Money Fund, we determine the Net Asset Value per share at 3:00 p.m. Pacific time. You can find the prior day's closing Net Asset Value and Offering Price in many newspapers.

To calculate Net Asset Value per share of each fund, the assets of each fund are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares of the class outstanding. The fund's assets are valued as described under "How Are Fund Shares Valued?" in the SAI.

For the Insured Fund, the Net Asset Value of all outstanding shares of each class is calculated on a pro rata basis. It is based on each class' proportionate participation in the fund, determined by the value of the shares of each class. Each class, however, bears the Rule 12b-1 fees payable under its Rule 12b-1 plan.


WRITTEN INSTRUCTIONS

Written instructions must be signed by all registered owners. To avoid any delay in processing your transaction, they should include:

o    Your name,


o    The fund's name,


o    The class of shares,

o    A description of the request,

o    For exchanges, the name of the fund you are exchanging into,

o    Your account number,

o    The dollar amount or number of shares, and

o A telephone number where we may reach you during the day, or in the evening if preferred.


JOINT ACCOUNTS. For accounts with more than one registered owner, we accept written instructions signed by only one owner for certain types of transactions or account changes. These include transactions or account changes that you could also make by phone, such as certain redemptions of $50,000 or less, exchanges between identically registered accounts, and changes to the address of record. For most other types of transactions or changes, written instructions must be signed by all registered owners.

Please keep in mind that if you have previously told us that you do not want telephone exchange or redemption privileges on your account, then we can only accept written instructions to exchange or redeem shares if they are signed by all registered owners on the account.


SIGNATURE GUARANTEES

For our mutual protection, we require a signature guarantee in the following situations:

1)   You wish to sell over $50,000 worth of shares,

2) You want the proceeds to be paid to someone other than the registered owners,

3) The proceeds are not being sent to the address of record, preauthorized bank account, or preauthorized brokerage firm account,

4)   We receive instructions from an agent, not the registered owners,

5) We believe a signature guarantee would protect us against potential claims based on the instructions received.

A signature guarantee verifies the authenticity of your signature. You should be able to obtain a signature guarantee from a bank, broker, credit union, savings association, clearing agency, or securities exchange or association. A NOTARIZED SIGNATURE IS NOT SUFFICIENT.

SHARE CERTIFICATES


We will credit your shares to your fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.


TELEPHONE TRANSACTIONS


You may initiate many transactions and changes to your account by phone. Please refer to the sections of this prospectus that discuss the transaction you would like to make or call Shareholder Services.

When you call, we will request personal or other identifying information to confirm that instructions are genuine. We may also record calls. If our lines are busy or you are otherwise unable to reach us by phone, you may wish to ask your investment representative for assistance or send us written instructions, as described elsewhere in this prospectus.

For your protection, we may delay a transaction or not implement one if we are not reasonably satisfied that the instructions are genuine. If this occurs, we will not be liable for any loss. We also will not be liable for any loss if we follow instructions by phone that we reasonably believe are genuine or if you are unable to execute a transaction by phone.


ACCOUNT REGISTRATIONS AND REQUIRED DOCUMENTS

When you open an account, we need you to tell us how you want your shares registered. How you register your account will affect your ownership rights and ability to make certain transactions. If you have questions about how to register your account, you should consult your investment representative or legal advisor. Please keep the following information in mind when registering your account.


JOINT OWNERSHIP. If you open an account with two or more owners, we register the account as "joint tenants with rights of survivorship" unless you tell us otherwise. An account registered as "joint tenants with rights of survivorship" is shown as "Jt Ten" on your account statement. For any account with two or more owners, we cannot accept instructions to change owners on the account unless ALL owners agree in writing, even if the law in your state says otherwise. If you would like another person or owner to sign for you, please send us a current power of attorney.


GIFTS AND TRANSFERS TO MINORS. You may set up a custodial account for a minor under your state's Uniform Gifts/Transfers to Minors Act. Other than this form of registration, a minor may not be named as an account owner.

TRUSTS. You should register your account as a trust only if you have a valid written trust document. This avoids future disputes or possible court action over who owns the account.

REQUIRED DOCUMENTS. For corporate, partnership and trust accounts, please send us the following documents when you open your account. This will help avoid delays in processing your transactions while we verify who may sign on the account.

--------------------------------------------------------------------------------
TYPE OF ACCOUNT       DOCUMENTS REQUIRED
--------------------------------------------------------------------------------
CORPORATION           Corporate Resolution
--------------------------------------------------------------------------------
PARTNERSHIP           1. The pages from the partnership agreement that identify
                         the general partners, or
                      2. A certification for a partnership agreement
--------------------------------------------------------------------------------
TRUST                 1. The pages from the trust document that identify the
                         trustees, or
                      2. A certification for trust
--------------------------------------------------------------------------------


STREET OR NOMINEE ACCOUNTS. If you have fund shares held in a "street" or "nominee" name account with your Securities Dealer, you may transfer the shares to the street or nominee name account of another Securities Dealer. Both dealers must have an agreement with Distributors or we cannot process the transfer. Contact your Securities Dealer to initiate the transfer. We will process the transfer after we receive authorization in proper form from your delivering Securities Dealer. Accounts may be transferred electronically through the NSCC. For accounts registered in street or nominee name, we may take instructions directly from the Securities Dealer or your nominee.

IMPORTANT INFORMATION IF YOU HAVE AN INVESTMENT REPRESENTATIVE

If there is a Securities Dealer or other representative of record on your account, we are authorized: (1) to provide confirmations, account statements and other information about your account directly to your dealer and/or representative; and (2) to accept telephone and electronic instructions directly from your dealer or representative, including instructions to exchange or redeem your shares. Electronic instructions may be processed through established electronic trading systems and programs used by the fund. Telephone instructions directly from your representative will be accepted unless you have told us that you do not want telephone privileges to apply to your account.

KEEPING YOUR ACCOUNT OPEN

Due to the relatively high cost of maintaining a small account, we may close your account if the value of your shares is less than $250, or less than $50 for employee accounts and custodial accounts for minors. We will only do this if the value of your account fell below this amount because you voluntarily sold your shares and your account has been inactive (except for the reinvestment of distributions) for at least six months. Before we close your account, we will notify you and give you 30 days to increase the value of your account to $1,000, or $100 for employee accounts and custodial accounts for minors. These minimums do not apply to accounts managed by the Franklin Templeton Group.


SERVICES TO HELP YOU MANAGE YOUR ACCOUNT

AUTOMATIC INVESTMENT PLAN


Our automatic investment plan offers a convenient way to invest in a fund. Under the plan, you can have money transferred automatically from your checking account to a fund each month to buy additional shares. If you are interested in this program, please refer to the automatic investment plan application included with this prospectus or contact your investment representative. The market value of the Insured and Intermediate funds' shares may fluctuate and a systematic investment plan such as this will not assure a profit or protect against a loss. You may discontinue the program at any time by calling Shareholder Services.

AUTOMATIC PAYROLL DEDUCTION - CLASS I ONLY

You may have money transferred from your paycheck to a fund to buy additional Class I shares. Your investments will continue automatically until you instruct the fund and your employer to discontinue the plan. To process your investment, we must receive both the check and payroll deduction information in required form. Due to different procedures used by employers to handle payroll deductions, there may be a delay between the time of the payroll deduction and the time we receive the money.


SYSTEMATIC WITHDRAWAL PLAN

Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50.


If you would like to establish a systematic withdrawal plan in the Insured or Intermediate Fund, please complete the systematic withdrawal plan section of the shareholder application included with this prospectus and indicate how you would like to receive your payments. If you would like to establish a systematic withdrawal plan in the Money Fund, call Shareholder Services.

You may choose to direct your payments to buy the same class of shares of another Franklin Templeton Fund or have the money sent directly to you, to another person, or to a checking account. If you choose to have the money sent to a checking account, please see "Electronic Fund Transfers - Class I Only" below. Once your plan is established, any distributions paid by the fund will be automatically reinvested in your account.


You will generally receive your payment by the end of the month in which a payment is scheduled. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.


To avoid paying sales charges on money you plan to withdraw within a short period of time, you may not want to set up a systematic withdrawal plan in the Insured or Intermediate Fund if you plan to buy shares on a regular basis. Shares sold under the plan may also be subject to a Contingent Deferred Sales Charge. Please see "Contingent Deferred Sales Charge" under "How Do I Sell Shares?"

You may discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment by notifying us by mail or by phone at least seven business days before the end of the month preceding a scheduled payment. Please see "How Do I Buy, Sell and Exchange Shares? - Systematic Withdrawal Plan" in the SAI for more information.

ELECTRONIC FUND TRANSFERS - CLASS I ONLY

You may choose to have dividend and capital gain distributions from Class I shares of a fund or payments under a systematic withdrawal plan sent directly to a checking account. If the checking account is with a bank that is a member of the Automated Clearing House, the payments may be made automatically by electronic funds transfer. If you choose this option, please allow at least fifteen days for initial processing. We will send any payments made during that time to the address of record on your account.


TELEFACTS(R)

From a touch-tone phone, you may call our TeleFACTS(R) system (day or night) at 1-800/247-1753 to:

o    obtain information about your account;

o    obtain price and performance information about any Franklin Templeton Fund;


o exchange shares (within the same class) between identically registered Franklin Templeton Class I and Class II accounts; and

o request duplicate statements, money fund checks, and deposit slips for Franklin Templeton accounts.


You will need the code number for each class to use TeleFACTS(R). The code numbers are as follows:

                                               CODE
                                               NUMBER
------------------------------------------------------
Insured Fund - Class I                          124
Insured Fund - Class II                         224
Intermediate Fund                               125
Money Fund                                      152

STATEMENTS AND REPORTS TO SHAREHOLDERS

We will send you the following statements and reports on a regular basis:

     o Confirmation and account statements reflecting transactions in your account, including additional purchases and dividend reinvestments. PLEASE VERIFY THE ACCURACY OF YOUR STATEMENTS WHEN YOU RECEIVE THEM.


     o Financial reports of the funds will be sent every six months. To reduce fund expenses, we attempt to identify related shareholders within a household and send only one copy of a report. Call Fund Information if you would like an additional free copy of the funds' financial reports.

INSTITUTIONAL ACCOUNTS

Additional methods of buying, selling or exchanging shares of the funds may be available to institutional accounts. Institutional investors may also be required to complete an institutional account application. For more information, call Institutional Services.


Special procedures have been designed for banks and other institutions that would like to open multiple accounts in the Money Fund. Please see the SAI for more information.

AVAILABILITY OF THESE SERVICES


The services above are available to most shareholders. If, however, your shares are held by a financial institution, in a street name account, or networked through the NSCC, the funds may not be able to offer these services directly to you. Please contact your investment representative.

WHAT IF I HAVE QUESTIONS ABOUT MY ACCOUNT?

If you have any questions about your account, you may write to Investor Services at 777 Mariners Island Blvd., P.O. Box 7777, San Mateo, California 94403-7777. The funds, Distributors and the manager are also located at this address. You may also contact us by phone at one of the numbers listed below.


                                               HOURS OF OPERATION
                                               (PACIFIC TIME)
DEPARTMENT NAME            TELEPHONE NO.       (MONDAY THROUGH FRIDAY)
--------------------------------------------------------------------------------
Shareholder Services       1-800/632-2301      5:30 a.m. to 5:00 p.m.

Dealer Services            1-800/524-4040      5:30 a.m. to 5:00 p.m.

Fund Information           1-800/DIAL BEN      5:30 a.m. to 8:00 p.m.
                           (1-800/342-5236)    6:30 a.m. to 2:30 p.m. (Saturday)

Retirement Plan Services   1-800/527-2020      5:30 a.m. to 5:00 p.m.

Institutional Services     1-800/321-8563      6:00 a.m. to 5:00 p.m.

TDD (hearing impaired)     1-800/851-0637      5:30 a.m. to 5:00 p.m.

Your phone call may be monitored or recorded to ensure we provide you with high quality service. You will hear a regular beeping tone if your call is being recorded.

GLOSSARY

USEFUL TERMS AND DEFINITIONS



BOARD - The Board of Trustees of the Trust



CD - Certificate of deposit


CLASS I AND CLASS II - The Insured Fund offers two classes of shares, designated "Class I" and "Class II." The two classes have proportionate interests in the fund's portfolio. They differ, however, primarily in their sales charge structures and Rule 12b-1 plans. Shares of the Intermediate and Money funds are considered Class I shares for redemption, exchange and other purposes.


CODE - Internal Revenue Code of 1986, as amended


CONTINGENCY PERIOD - For Class I shares, the 12 month period during which a Contingent Deferred Sales Charge may apply. For Class II shares, the contingency period is 18 months. The holding period for Class I begins on the first day of the month in which you buy shares. Regardless of when during the month you buy Class I shares, they will age one month on the last day of that month and each following month. The holding period for Class II begins on the day you buy your shares. For example, if you buy Class II shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month.


CONTINGENT DEFERRED SALES CHARGE (CDSC) - A sales charge of 1% that may apply if you sell your shares within the Contingency Period.


DISTRIBUTORS - Franklin/Templeton Distributors, Inc., the funds' principal underwriter. The SAI lists the officers and Board members who are affiliated with Distributors. See "Officers and Trustees."

ELIGIBLE GOVERNMENTAL AUTHORITY - Any state or local government or any instrumentality, department, authority or agency thereof that has determined the fund is a legally permissible investment and that can only buy shares of the fund without paying sales charges.


FITCH - Fitch Investors Service, Inc.


FRANKLIN TEMPLETON FUNDS - The U.S. registered mutual funds in the Franklin Group of Funds(R) and the Templeton Group of Funds except Franklin Valuemark Funds, Templeton Capital Accumulator Fund, Inc., and Templeton Variable Products Series Fund


FRANKLIN TEMPLETON GROUP - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries

FRANKLIN TEMPLETON GROUP OF FUNDS - All U.S. registered investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds


FT SERVICES - Franklin Templeton Services, Inc., the funds' administrator

INVESTOR SERVICES - Franklin/Templeton Investor Services, Inc., the funds' shareholder servicing and transfer agent


IRS - Internal Revenue Service

LETTER - Letter of Intent

MARKET TIMERS - Market Timers generally include market timing or asset allocation services, accounts administered so as to buy, sell or exchange shares based on predetermined market indicators, or any person or group whose transactions seem to follow a timing pattern or whose transactions include frequent or large exchanges.

MOODY'S - Moody's Investors Service, Inc.

NASD - National Association of Securities Dealers, Inc.

NET ASSET VALUE (NAV) - The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

NSCC - National Securities Clearing Corporation

NYSE - New York Stock Exchange


OFFERING PRICE - The public offering price is based on the Net Asset Value per share of the class and includes the front-end sales charge. The maximum front-end sales charge is 2.25% for the Intermediate Fund, 4.25% for the Insured Fund - Class I and 1% for the Insured Fund - Class I. There is no front-end sales charge for the Money Fund. We calculate the offering price to two decimal places using standard rounding criteria.


RESOURCES - Franklin Resources, Inc.

SAI - Statement of Additional Information

S&P - Standard & Poor's Corporation

SEC - U.S. Securities and Exchange Commission


SECURITIES DEALER - A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.


TELEFACTS(R) - Franklin Templeton's automated customer servicing system


WE/OUR/US - Unless the context indicates a different meaning, these terms refer to the fund and/or Investor Services, Distributors, or other wholly owned subsidiaries of Resources.









FRANKLIN CALIFORNIA TAX-FREE TRUST
Franklin California Insured Tax-free Income Fund
Franklin California Intermediate-term Tax-free Income Fund
Franklin California Tax-exempt Money Fund
STATEMENT OF ADDITIONAL INFORMATION

NOVEMBER 1, 1998
777 MARINERS ISLAND BLVD., P.O. BOX 7777
SAN MATEO, CA 94403-7777 1-800/DIAL BEN(R)

TABLE OF CONTENTS

How Do the Funds Invest Their Assets?........................
What Are the Risks of Investing in the Funds?................
Investment Restrictions......................................
Officers and Trustees........................................
Investment Management
 and Other Services..........................................
How Do the Funds Buy
 Securities for Their Portfolios?............................
How Do I Buy, Sell and Exchange Shares?......................
How Are Fund Shares Valued?..................................
Additional Information on
 Distributions and Taxes.....................................
The Funds' Underwriter.......................................
How Do the Funds Measure Performance?........................
Miscellaneous Information....................................
Financial Statements.........................................
Useful Terms and Definitions.................................
Appendix.....................................................
 Description of Ratings......................................


--------------------------------------------------------------------------------
When reading this SAI, you will see certain terms beginning with capital letters. This means the term is explained under "Useful Terms and Definitions."
--------------------------------------------------------------------------------


The funds are series of Franklin California Tax-Free Trust (the "Trust"), an open-end management investment company. The Prospectus, dated November 1, 1998, which we may amend from time to time, contains the basic information you should know before investing in the funds. For a free copy, call 1-800/DIAL BEN.

THIS SAI IS NOT A PROSPECTUS. IT CONTAINS INFORMATION IN ADDITION TO AND IN MORE DETAIL THAN SET FORTH IN THE PROSPECTUS. THIS SAI IS INTENDED TO PROVIDE YOU WITH ADDITIONAL INFORMATION REGARDING THE ACTIVITIES AND OPERATIONS OF EACH FUND, AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

--------------------------------------------------------------------------------
MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:

o ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;

o    ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK;

o    ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
--------------------------------------------------------------------------------

HOW DO THE FUNDS INVEST THEIR ASSETS?

WHAT ARE THE FUNDS' GOALS?

The investment goal of each fund is to provide investors with as high a level of income exempt from federal income taxes and California personal income taxes as is consistent with prudent investment management and the preservation of shareholders' capital. This goal is fundamental, which means that it may not be changed without shareholder approval. The Money Fund also seeks liquidity in its investments and tries to maintain a stable Net Asset Value of $1 per share.

The following gives more detailed information about each fund's investment policies and the types of securities that it may buy. Please read this information together with the section "How Do the Funds Invest Their Assets?" in the Prospectus.

MORE INFORMATION ABOUT THE KINDS OF SECURITIES THE FUNDS BUY

Each fund tries to achieve its investment goal by attempting to invest all of its assets in tax-free municipal securities. The issuer's bond counsel generally gives the issuer an opinion on the tax-exempt status of a municipal security when the security is issued. As described in the Prospectus, the quality and maturity of the municipal securities each fund buys may differ significantly.

Below is a description of various types of municipal and other securities that each fund may buy. Other types of municipal securities may become available that are similar to those described below and in which each fund may also invest, if consistent with its investment goal and policies.

TAX ANTICIPATION NOTES are issued to finance short-term working capital needs of municipalities in anticipation of various seasonal tax revenues, which will be used to pay the notes. They are usually general obligations of the issuer, secured by the taxing power for the payment of principal and interest.

REVENUE ANTICIPATION NOTES are similar to tax anticipation notes except they are issued in expectation of the receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program.

BOND ANTICIPATION NOTES are normally issued to provide interim financing until long-term financing can be arranged. Proceeds from long-term bond issues then provide the money for the repayment of the notes.

CONSTRUCTION LOAN NOTES are issued to provide construction financing for specific projects. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration under the Federal National Mortgage Association or the Government National Mortgage Association.

TAX-EXEMPT COMMERCIAL PAPER typically represents a short-term obligation (270 days or less) issued by a municipality to meet working capital needs.

MUNICIPAL BONDS meet longer-term capital needs and generally have maturities from one to 30 years when issued. They have two principal classifications: general obligation bonds and revenue bonds.

GENERAL OBLIGATION BONDS. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads. The basic security behind general obligation bonds is the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

REVENUE BONDS. The full faith, credit and taxing power of the issuer do not secure revenue bonds. Instead, the principal security for a revenue bond is generally the net revenue derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise tax or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects, including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. The principal security behind these bonds may vary. For example, housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Many bonds provide additional security in the form of a debt service reserve fund that may be used to make principal and interest payments. Some authorities have further security in the form of state assurances (although without obligation) to make up deficiencies in the debt service reserve fund.

TAX-EXEMPT INDUSTRIAL DEVELOPMENT REVENUE BONDS are issued by or on behalf of public authorities to finance various privately operated facilities for business, manufacturing, housing, sports and pollution control, as well as public facilities such as airports, mass transit systems, ports and parking. The payment of principal and interest is solely dependent on the ability of the facility's user to meet its financial obligations and the pledge, if any, of the facility or other property as security for payment.

VARIABLE OR FLOATING RATE SECURITIES. Each fund may invest in variable or floating rate securities, including variable rate demand notes, which have interest rates that change either at specific intervals (variable rate), from daily up to monthly, or whenever a benchmark rate changes (floating rate). The interest rate adjustments are designed to help stabilize the security's price. Variable or floating rate securities may include a demand feature, which may be unconditional. The demand feature allows the holder to demand prepayment of the principal amount before maturity, generally on no more than 30 days' notice. The holder receives the principal amount plus any accrued interest either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to the security.

The Money Fund's investment in variable or floating rate securities is subject to certain SEC rules on the quality and maturity of the securities.

MUNICIPAL LEASE OBLIGATIONS. Each fund may invest in municipal lease obligations, including certificates of participation. The Board reviews a fund's municipal lease obligations to assure that they are liquid investments based on various factors reviewed by the fund's investment manager and monitored by the Board. These factors include (a) the credit quality of the obligations and the extent to which they are rated or, if unrated, comply with existing criteria and procedures followed to ensure that they are comparable in quality to the ratings required for the fund to invest, including an assessment of the likelihood of the lease being canceled, taking into account how essential the leased property is and the term of the lease compared to the useful life of the leased property;
(b) the size of the municipal securities market, both in general and with respect to municipal lease obligations; and (c) the extent to which the type of municipal lease obligations held by the fund trade on the same basis and with the same degree of dealer participation as other municipal securities of comparable credit rating or quality.

Since annual appropriations are required to make lease payments, municipal lease obligations generally are not subject to constitutional limitations on the issuance of debt and may allow an issuer to increase government liabilities beyond constitutional debt limits. When faced with increasingly tight budgets, local governments have more discretion to curtail lease payments under a municipal lease obligation than they do to curtail payments on other municipal securities. If not enough money is appropriated to make the lease payments, the leased property may be repossessed as security for holders of the municipal lease obligations. If this happens, there is no assurance that the property's private sector or re-leasing value will be enough to make all outstanding payments on the municipal lease obligations or that the payments will continue to be tax-free.

While cancellation risk is inherent to municipal lease obligations, each fund believes that this risk may be reduced, although not eliminated, by its policies on the quality of securities in which it may invest. Keeping in mind that each fund can invest in municipal lease obligations without percentage limits, the funds' holdings in municipal lease obligations were:

AS OF JUNE 30, 1998
(as a percentage of net assets)
------------------------------------
Insured Fund                  13.0%
Intermediate Fund             26.2%
Money Fund                    10.5%

MELLO-ROOS BONDS are issued under the California Mello-Roos Community Facilities Act to finance the building of roads, sewage treatment plants and other projects designed to improve the infrastructure of a community. They are not rated and are not considered obligations of the municipality.

Mello-Roos bonds are primarily secured by real estate taxes levied on property located in the community. The timely payment of principal and interest on the bonds depends on the developer's or other property owner's ability to pay the real estate taxes. This ability could be negatively affected by a declining economy or real estate market in California. While the fund may invest in Mello-Roos bonds without limit, the funds' holdings in Mello-Roos bonds were:

AS OF JUNE 30, 1998
(as a percentage of net assets)
-----------------------------------
Insured Fund                  2.0
Intermediate Fund             0.3%
Money Fund                    0.0%

CALLABLE BONDS. Each fund may invest in callable bonds, which allow the issuer to repay some or all of the bonds ahead of schedule. If a bond is called, the fund will receive the principal amount, the accrued interest, and a small additional payment as a call premium. The manager may sell a callable bond before its call date, if it believes the bond is at its maximum premium potential.

An issuer is more likely to call its bonds when interest rates are falling, because the issuer can issue new bonds with lower interest payments. If a bond is called, the fund may have to replace it with a lower-yielding security. If the fund originally paid a premium for the bond because it had appreciated in value from its original issue price, the fund also may not be able to recover the full amount it paid for the bond. One way for a fund to protect itself from call risk is to buy bonds with call protection. Call protection is an assurance that the bond will not be called for a specific time period, typically five to 10 years from when the bond is issued.

When pricing callable bonds, each bond is marked-to-market daily based on the bond's call date. Thus, the call of some or all of a fund's callable bonds may impact the fund's Net Asset Value. Based on a number of factors, including certain portfolio management strategies used by the manager, the fund believes it has reduced the risk of an adverse impact on its Net Asset Value from calls of callable bonds. In light of each fund's pricing policies and certain amortization procedures required by the IRS, the funds do not expect to suffer any material adverse impact related to the value at which they have carried the bonds in connection with calls of bonds purchased at a premium. As with any investment strategy, however, there is no guarantee that a call may not have a more substantial impact than anticipated.

Notwithstanding the call feature, an investment in callable bonds by the Intermediate Fund is subject to its policy of maintaining a dollar-weighted average portfolio maturity of three to 10 years.

ESCROW-SECURED OR DEFEASED BONDS are created when an issuer refunds, before maturity, an outstanding bond issue that is not immediately callable (or pre-refunds), and sets aside funds for redemption of the bonds at a future date. The issuer uses the proceeds from a new bond issue to buy high grade, interest bearing debt securities, generally direct obligations of the U.S. government. These securities are then deposited in an irrevocable escrow account held by a trustee bank to secure all future payments of principal and interest on the pre-refunded bond. Escrow-secured bonds often receive a triple A or equivalent rating from Fitch, Moody's or S&P.

STRIPPED MUNICIPAL SECURITIES. Municipal securities may be sold in "stripped" form. Stripped municipal securities represent separate ownership of principal and interest payments on municipal securities.

ZERO-COUPON SECURITIES. The Insured and Intermediate funds may each invest in zero-coupon and delayed interest securities. Zero-coupon securities make no periodic interest payments, but are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The discount varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security, and the issuer's perceived credit quality. The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity date approaches. If the issuer defaults, the fund may not receive any return on its investment.


Because zero-coupon securities bear no interest and compound semiannually at the rate fixed at the time of issuance, their value is generally more volatile than the value of other fixed-income securities. Since zero-coupon bondholders do not receive interest payments, zero-coupon securities fall more dramatically than bonds paying interest on a current basis when interest rates rise. When interest rates fall, zero-coupon securities rise more rapidly in value, because the bonds reflect a fixed rate of return.


An investment in zero-coupon and delayed interest securities may cause a fund to recognize income and make distributions to shareholders before it receives any cash payments on its investment. To generate cash to satisfy distribution requirements, a fund may have to sell portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of fund shares.

CONVERTIBLE AND STEP COUPON BONDS. The Insured and Intermediate funds may each invest a portion of their assets in convertible and step coupon bonds. Convertible bonds are zero-coupon securities until a predetermined date, at which time they convert to a specified coupon security. The coupon on step coupon bonds changes periodically during the life of the security based on predetermined dates chosen when the security is issued.

U.S. GOVERNMENT OBLIGATIONS are issued by the U.S. Treasury or by agencies and instrumentalities of the U.S. government and are backed by the full faith and credit of the U.S. government. They include Treasury bills, notes and bonds.

COMMERCIAL PAPER is a promissory note issued by a corporation to finance its short-term credit needs. Each fund may invest in taxable commercial paper only for temporary defensive purposes.

MORE INFORMATION ABOUT SOME OF THE FUNDS' OTHER INVESTMENT STRATEGIES AND PRACTICES

WHEN-ISSUED TRANSACTIONS. Municipal securities are frequently offered on a "when-issued" basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to buy is made, but delivery and payment take place at a later date. During the time between purchase and settlement, no payment is made by a fund to the issuer and no interest accrues to the fund. If the other party to the transaction fails to deliver or pay for the security, the fund could miss a favorable price or yield opportunity, or could experience a loss.

When a fund makes the commitment to buy a municipal security on a when-issued basis, it records the transaction and reflects the value of the security in the determination of its Net Asset Value. The funds believe that their Net Asset Value or income will not be negatively affected by their purchase of municipal securities on a when-issued basis. A fund will not engage in when-issued transactions for investment leverage purposes.

Although a fund will generally buy municipal securities on a when-issued basis with the intention of acquiring the securities, it may sell the securities before the settlement date if it is considered advisable. When a fund is the buyer, it will maintain cash or liquid securities, with an aggregate value equal to the amount of its purchase commitments, in a segregated account with its custodian bank until payment is made. If assets of a fund are held in cash pending the settlement of a purchase of securities, the fund will not earn income on those assets.

ILLIQUID INVESTMENTS. Each fund may invest up to 10% of its net assets in illiquid securities. Illiquid securities are generally securities that cannot be sold within seven days in the normal course of business at approximately the amount at which the fund has valued them.

REPURCHASE AGREEMENTS. The Money Fund may invest in repurchase agreements. In a repurchase agreement, the fund buys U.S. government securities from a bank or broker-dealer at one price and agrees to sell them back to the bank or broker-dealer at a higher price on a specified date. A custodian bank approved by the Board holds the securities subject to resale for the fund. The bank or broker-dealer must transfer to the custodian securities with an initial market value of at least 102% of the repurchase price to help secure the obligation to repurchase the securities at a later date. The securities are then marked-to-market daily to maintain coverage of at least 100%. If the bank or broker-dealer does not repurchase the securities as agreed, the fund may lose money. The fund may also experience a delay in the liquidation of the securities underlying the repurchase agreement and may incur liquidation costs. The fund, however, intends to enter into repurchase agreements only with banks or broker-dealers that are considered creditworthy by the manager.

The Money Fund may invest in repurchase agreements with a term of one year or less, and usually invests in those with terms ranging from overnight to one week. The securities underlying a repurchase agreement may, however, have maturity dates longer than one year from the effective date of the repurchase agreement. The fund may not enter into a repurchase agreement with a term of more than seven days if, as a result, more than 10% of the fund's net assets would be invested in such repurchase agreements and other illiquid securities.

DIVERSIFICATION. The Intermediate Fund is a non-diversified fund. The Insured and Money funds are diversified funds. As a fundamental policy, the Insured and Money funds will not buy a security if, with respect to 75% of their net assets, more than 5% would be in the securities of any single issuer. This limitation does not apply to investments issued or guaranteed by the U.S. government or its instrumentalities. For the purpose of diversification, each political subdivision, agency, or instrumentality, each multi-state agency of which a state is a member, and each public authority that issues private activity bonds on behalf of a private entity, is considered a separate issuer. Escrow-secured or defeased bonds are not generally considered an obligation of the original municipality when determining diversification. For securities backed only by the assets or revenues of a particular instrumentality, facility or subdivision, the entity is considered the issuer.

Each fund, including the Intermediate Fund, intends to meet certain diversification requirements for tax purposes. These requirements are discussed under "Additional Information on Distributions and Taxes." The Money Fund must also meet certain diversification requirements under federal securities laws that are more restrictive than those required for tax purposes.

Each fund may invest more than 25% of its assets in municipal securities that finance similar types of projects, such as hospitals, housing, industrial development, transportation or pollution control. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project, or a declining need for the project, would likely affect all similar projects.

SECURITIES TRANSACTIONS. The frequency of portfolio transactions, usually referred to as the portfolio turnover rate, varies for each fund from year to year, depending on market conditions. While short-term trading increases portfolio turnover and may increase costs, the execution costs for municipal securities are substantially less than for equivalent dollar values of equity securities.

Generally, all of the securities held by the Money Fund are offered on the basis of a quoted yield to maturity. The price of the security is adjusted so that, relative to the stated rate of interest, it will return the quoted rate to the buyer. The maturities of these securities at the time of issuance generally range between three months to one year.

As discussed in the Prospectus, each fund has different limitations on the quality of securities it may buy. These limitations are generally applied when a fund makes an investment so that a fund is not required to sell a security because of a later change in circumstances. In the case of the MONEY FUND, however, the fund and its Board must follow guidelines under federal securities laws and act accordingly if the rating on a security in the fund's portfolio is downgraded. These procedures only apply to changes between the "major" rating categories, and not to changes in a security's relative standing within a rating category.

INSURANCE. The Insured Fund invests primarily in insured municipal securities. Each insured municipal security in the Insured Fund's portfolio is covered by either a "New Issue Insurance Policy," a "Portfolio Insurance Policy" or a "Secondary Insurance Policy." Normally, the underlying rating of an insured security is one of the top three ratings of Fitch, Moody's or S&P. An insurer may insure municipal securities that are rated below the top three ratings or that are unrated if the securities otherwise meet the insurer's quality standards.

The fund will only enter into a contract to buy an insured municipal security if either permanent insurance or an irrevocable commitment to insure the municipal security by a qualified municipal bond insurer is in place. The insurance feature insures the scheduled payment of principal and interest, but does not guarantee (i) the market value of the insured municipal security, (ii) the value of the Insured Fund's shares, or (iii) the Insured Fund's dividend distributions.

NEW ISSUE INSURANCE POLICY. An issuer may obtain a New Issue Insurance Policy, also called a "Primary Insurance Policy," when securities are issued. The issuer pays all premiums on the policy in advance. The policy continues in effect as long as the securities are outstanding and the insurer remains in business, and may not otherwise be canceled. Since the policy remains in effect as long as the securities are outstanding, the insurance is likely to increase the credit rating of the security, as well as its purchase price and resale value.

PORTFOLIO INSURANCE POLICY. The Insured Fund may obtain a Portfolio Insurance Policy, which is effective only as long as the fund holds the securities described in the policy and the insurer is in business and meeting its obligations. If the fund sells a security or the principal amount of the security is paid before maturity, the policy terminates as to that security and will continue to cover only those securities the fund still holds. A Portfolio Insurance Policy may not otherwise be canceled, unless the fund fails to pay the premium. If a security covered by a Portfolio Insurance Policy is pre-refunded and irrevocably secured by a U.S. government security, the insurance will no longer be required for that security.

Because coverage under a Portfolio Insurance Policy ends when the fund sells a security, the insurance does not affect the resale value of the security. Therefore, the fund may hold any security insured under a Portfolio Insurance Policy that is in default or in significant risk of default. The manager will consider the value of the insurance for the principal and interest payments, the market value of the security, the market value of securities of similar issuers whose securities carry similar interest rates, and the discounted present value of the principal and interest payments to be received from the insurance company in its evaluation of the security. Absent any unusual or unforeseen circumstances as a result of the Portfolio Insurance Policy, the manager would likely recommend that the fund value the defaulted security, or security for which there is a significant risk of default, at the same price as securities of a similar nature that are not in default. While a defaulted security is held in the fund's portfolio, the fund continues to pay the insurance premium on the security but also collects interest payments from the insurer and retains the right to collect the full amount of principal from the insurer when the security comes due.

The insurer may not change premium rates for securities covered by a Portfolio Insurance Policy, regardless of the issuer's ability or willingness to meet its obligations. Premiums are payable monthly and are adjusted for purchases and sales of covered securities during the month. The premium on a Portfolio Insurance Policy is a fund expense. If the fund fails to pay its premium, the insurer may take action against the fund to recover any premium payments that are due.

SECONDARY INSURANCE POLICY. Under its agreement with the provider of the Portfolio Insurance Policy, the fund may at any time buy a permanent Secondary Insurance Policy on any municipal security insured under the Portfolio Insurance Policy, even if the security is currently in default. When the fund buys a Secondary Insurance Policy, the coverage and obligation of the fund to pay monthly premiums for the security under the Portfolio Insurance Policy ends. The insurer may not change the price of the Secondary Insurance Policy, regardless of the security issuer's ability to meet its debt obligations.

With a Secondary Insurance Policy, the fund obtains insurance against nonpayment of scheduled principal and interest for the remaining term of a security. This insurance coverage continues in effect as long as the insured security is outstanding and may not otherwise be canceled. Thus, the fund has the opportunity to sell a security in default rather than hold it in its portfolio in order to continue, in force, the applicable Portfolio Insurance Policy. When the fund buys a Secondary Insurance Policy on a security, the single premium is added to the cost basis of the security and is not considered a fund expense. A defaulted security covered by a Secondary Insurance Policy would be valued at its market value.

One of the reasons the fund may buy a Secondary Insurance Policy is to enable it to sell a security to a third party as a triple A rated or equivalent insured security. In doing so, the fund may be able to sell the security at a market price that is higher than what it may otherwise be without the insurance. The triple A or equivalent rating is not automatic, however, and must specifically be requested from Fitch, Moody's or S&P for each security.

The fund is likely to buy a Secondary Insurance Policy if, in the manager's opinion, the market value or net proceeds of the sale of a security by the fund may exceed the current value of the security, without insurance, plus the cost of the insurance. Any difference between the excess of a security's market value as a triple A rated or equivalent security over its market value without such rating, including the cost of insurance, inures to the fund in determining the net capital gain or loss realized by the fund upon the sale of the security.

The fund may buy a Secondary Insurance Policy instead of a Portfolio Insurance Policy at any time, regardless of the effect of market value on the underlying municipal security, if the manager believes such insurance would best serve the fund's interests in meeting its investment goal.

QUALIFIED MUNICIPAL BOND INSURERS. Insurance policies may be issued by any one of several qualified municipal bond insurers, which allows the manager to diversify among credit enhancements. The Insured Fund buys insured municipal securities only if they are secured by an insurance policy issued by an insurer whose claims paying ability is rated triple A or its equivalent by Fitch, Moody's or S&P.

A qualified municipal bond insurer is a company whose charter limits its risk assumption to insurance of financial obligations. This precludes the assumption of other types of risk, such as life, medical, fire and casualty, and auto and home insurance. The bond insurance industry is a regulated industry. All bond insurers must be licensed in each state in order to write financial guarantees in that jurisdiction. Regulations vary from state to state. Most regulators, however, require minimum standards of solvency and limitations on leverage and investment of assets. Regulators also place restrictions on the amount an insurer can guarantee in relation to the insurer's capital base. Neither the fund nor the manager makes any representations as to the ability of any insurance company to meet its obligation to the fund if called upon to do so.

Currently, to the best of our knowledge, there are no securities in the fund's portfolio on which an insurer is paying the principal or interest otherwise payable by the issuer of the bond.

GENERAL. Under the provisions of an insurance policy, the insurer unconditionally and irrevocably agrees to pay the appointed trustee or its successor and its agent (the "Trustee") the portion of the principal or interest on an insured security that is due for payment but that has not been paid by the issuer. The insurer makes such payments to the Trustee on the date the principal or interest becomes due for payment or on the next business day following the day on which the insurer receives notice of nonpayment, whichever is later. The Trustee then disburses the amount of principal or interest due to the fund after the Trustee receives (i) evidence of the Insured Fund's right to receive payment of the principal or interest due for payment, and (ii) evidence, including any appropriate instruments of assignment, that all of the rights to payment of the principal or interest due for payment will vest in the insurer. After the disbursement, the insurer becomes the owner of the security, appurtenant coupon, or right to payment of principal or interest on the security and is fully subrogated to all of the Insured Fund's rights with respect to the security, including the right to payment. The insurer's rights to the security or to payment of principal or interest are limited, however, to the amount the insurer has paid.

If the issuer of an insured municipal security fails to pay an installment of principal or interest that is due for payment, the fund will receive an insurance payment in the amount of the payment due. When referring to the principal amount, the term "due for payment" means the security's stated maturity date or its call date for mandatory sinking fund redemption. It does not mean any earlier date when payment is due because of a call for redemption (other than by mandatory sinking fund redemption), acceleration or other advancement of maturity. When referring to the interest on a security, the term "due for payment" means the stated date for payment of interest.


The term "due for payment" may have another meaning if the interest on a security is determined to be subject to federal income taxation, as provided in the security's underlying documentation. When referring to the principal amount in this case, the term also means the call date for mandatory redemption as a result of the determination of taxability, and when referring to the interest on the security, the term also means the accrued interest, to the call date for mandatory redemption, at the rate provided in the security's documentation together with any applicable redemption premium.


WHAT ARE THE RISKS OF INVESTING IN THE FUNDS?

The following gives more information about the risks of investing in the funds. Please read this information together with the section "What Are the Risks of Investing in the Funds?" in the Prospectus. More information about each fund's investment policies and their risks is also included under "How Do the Funds Invest Their Assets?" in both the Prospectus and this SAI.

CALIFORNIA RISKS. Since the funds mainly invest in California municipal securities, their performance is closely tied to the ability of issuers of California municipal securities to continue to make principal and interest payments on their securities. The issuers' ability to do this is in turn dependent on economic, political and other conditions within California. Below is a discussion of certain conditions that may affect California issuers. It is not a complete analysis of every material fact that may affect the ability of issuers of California municipal securities to meet their debt obligations or the economic or political conditions within California. The information below is based on January and February 1998 publications from Fitch and S&P, two historically reliable sources, but the funds have not independently verified it.

The ability of California issuers to continue to make principal and interest payments is dependent in large part on the ability of the state to raise revenues, primarily through taxes, and to control spending. Many factors can affect a state's revenues including the rate of population growth, unemployment rates, personal income growth, federal aid, and the ability to attract and keep successful businesses. A number of factors can also affect a state's spending including current debt levels, and the existence of accumulated budget deficits. The following provides some information on these and other factors.

Like many other states, California was significantly affected by the national recession of the early 1990s, especially in the southern portion of the state. Most of its job losses during its recession resulted from military cutbacks and the downturn in the construction industry. Downsizing in the state's aerospace industry, excess office capacity, and slow growth in California's export market also contributed to the state's recession.

Since mid-1993, California's economic recovery has been fueled by growth in the export, entertainment, tourism and computer services sectors. The state's diverse employment base has reached prerecession levels with manufacturing accounting for 14.4% of employment (based on 1997 state estimates), trade 23%, services 31.1%, and government 16.4%. Despite strong employment growth, California's unemployment rate has remained above the national average and wages, although still above national levels, have declined with the loss of high paying aerospace jobs. Recent economic problems in Asia may affect the state's economy and reduce growth rates, although the impact of Asia's economic problems on the state is uncertain.

During the period from 1990 to 1994, California experienced large budget deficits due to its economic recession, as well as unrealistic budget assumptions. School expenditures totaling $1.8 billion were recorded as "loan assets" on the state's books to be repaid by 2002. When adjusted to account for these loans, California's deficit balance was 10.7% of expenditures in 1992. By the end of fiscal 1997, the deficit had declined to 7.6% of expenditures.

Although California's debt levels have grown in recent years, they have remained relatively moderate. During fiscal 1997, debt service accounted for 5% of general fund expenditures.

While the state's financial performance has improved in recent years, its fiscal operations have remained vulnerable. Increased funding for schools, prisons, and social services, and reduced federal aid levels have offset some of the growth in revenues that has resulted from the improving economy. The state's budget approval process, which requires a two-thirds legislative vote, has also hampered the state's financial flexibility. The state's accumulated deficits, as well as its lack of reserves and flexibility, make the state vulnerable to a future economic downturn. Overall, however, S&P considers California's outlook to be positive.

U.S. TERRITORIES RISKS. Since each fund may invest up to 35% of its assets in municipal securities issued by U.S. territories, the ability of U.S. territory issuers to continue to make principal and interest payments may also affect a fund's performance. As with California, the ability to make these payments is dependent on economic, political and other conditions. Below is a discussion of certain conditions within some of the territories where the funds may be invested. It is not a complete analysis of every material fact that may affect the ability of issuers of U.S. territory municipal securities to meet their debt obligations or the economic or political conditions within the territories. It is based on recent data available to the funds from Fitch, Moody's and S&P, and other historically reliable sources, but it has not been independently verified by the funds.

GUAM. Guam's economy has been heavily dependent on its tourism industry, which accounted for almost 40% of total employment in 1997. It has been especially dependent on Japanese tourism, which has made Guam vulnerable to fluctuations in the relationship between the U.S. dollar and the Japanese yen.

In the early to mid-1990s, Guam's financial position deteriorated due to a series of natural disasters that led to increased spending on top of already significant budget gaps. As a result, the government introduced a comprehensive financial plan in June 1995 to help balance the budget and reduce the general fund deficit by fiscal 1999. As of fiscal 1997, the deficit had improved and the budget was balanced. It is not yet known, however, whether the goals of the financial plan will be met.

While Guam's debt burden has been manageable, Guam's ability to maintain current debt levels may be challenged in the near future. U.S. military downsizing has reduced the federal presence on the island and may also reduce federal support for infrastructure projects. At the same time, Guam has faced increasing pressure to improve its infrastructure to help generate economic development.

Overall, as of October 1997, S&P's outlook for Guam was negative due to Guam's continued weak financial position and the need for continued political support towards the goals of the financial plan.

PUERTO RICO. Overall, both Moody's and S&P recently considered Puerto Rico's outlook stable. The economy has continued to grow and diversify. Much of this growth has come from the construction, trade and service sectors, which have accounted for more than 50% of the employment base. Manufacturing has contributed more than 40% of the island's gross domestic product and has generally provided some of Puerto Rico's higher paying jobs. This sector, however, has experienced declines in each of the past two years. Despite an increasingly skilled workforce, unemployment has remained high at 12-14%.

Over the past three years, Puerto Rico's financial performance has improved. Strong revenue growth and more aggressive tax collection procedures have helped. Fiscal 1997 ended with an operating deficit of $34 million, although this was better than had been originally anticipated.

Puerto Rico's debt levels have been high. Going forward, these levels may increase as Puerto Rico attempts to finance significant capital and infrastructure improvements. Puerto Rico will also need to address its large unfunded pension liability of more than $5 billion.

Despite Puerto Rico's stable outlook, Puerto Rico may face challenges in the coming years with the 1996 passage of a bill eliminating section 936 of the Code. This Code section has given certain U.S. corporations operating in Puerto Rico significant tax advantages. These incentives have helped considerably with Puerto Rico's economic growth, especially with the development of its manufacturing sector. U.S. firms that have benefited from these incentives have provided a significant portion of Puerto Rico's revenues, employment and deposits in local financial institutions. The section 936 incentives will be phased out over a 10-year period ending in 2006. It is hoped that this long phase-out period will give Puerto Rico sufficient time to lessen the potentially negative effects of section 936's elimination. Outstanding issues relating to the potential for a transition to statehood may also have broad implications for Puerto Rico and its financial and credit position.

INVESTMENT RESTRICTIONS

Each fund has adopted the following restrictions as fundamental policies. These restrictions may not be changed without the approval of a majority of the outstanding voting securities of the fund. Under the 1940 Act, this means the approval of (i) more than 50% of the outstanding shares of a fund or (ii) 67% or more of the shares of a fund present at a shareholder meeting if more than 50% of the outstanding shares of a fund are represented at the meeting in person or by proxy, whichever is less. Each fund MAY NOT:

1. Borrow money or mortgage or pledge any of its assets, except that borrowings (and a pledge of assets therefor) for temporary or emergency purposes may be made from banks in any amount up to 5% of the total asset value. Secured temporary borrowings may take the form of a reverse repurchase agreement, pursuant to which the fund would sell portfolio securities for cash and simultaneously agree to repurchase them at a specified date for the same amount of cash plus an interest component.


2. Buy any securities on "margin" or sell any securities "short," except that it may use such short-term credits as are necessary for the clearance of transactions.


3. Make loans, except through the purchase of debt securities which are either publicly distributed or customarily purchased by institutional investors, or to the extent the entry into a repurchase agreement may be deemed a loan. Although such loans are not presently intended, this prohibition will not preclude the fund from loaning portfolio securities to broker-dealers or other institutional investors if at least 102% cash collateral is pledged and maintained by the borrower; provided such portfolio security loans may not be made if, as a result, the aggregate of such loans exceeds 10% of the value of the fund's total assets at the time of the most recent loan.

 4. Act as underwriter of securities issued by other persons, except insofar as the fund may be technically deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities.


5. Purchase the securities of any issuer which would result in owning more than 10% of the voting securities of such issuer.


6. Purchase securities from or sell to the Trust's officers and trustees, or any firm of which any officer or trustee is a member, as principal, or retain securities of any issuer if, to the knowledge of the Trust, one or more of the Trust's officers, trustees, or investment manager own beneficially more than one-half of 1% of the securities of such issuer and all such officers and trustees together own beneficially more than 5% of such securities.


7. Acquire, lease or hold real estate, except such as may be necessary or advisable for the maintenance of its offices and provided that this limitation shall not prohibit the purchase of municipal and other debt securities secured by real estate or interests therein.

8. Invest in commodities and commodity contracts, puts, calls, straddles, spreads, or any combination thereof, or interests in oil, gas, or other mineral exploration or development programs, except that it may purchase, hold, and dispose of "obligations with puts attached" in accordance with its investment policies.

9. Invest in companies for the purpose of exercising control or management.


10. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization; except to the extent the Insured and Intermediate funds invest their uninvested daily cash balances in shares of the Money Fund and other tax-exempt money market funds in the Franklin Templeton Group of Funds provided i) their purchases and redemptions of such money market fund shares may not be subject to any purchase or redemption fees,
ii) their investments may not be subject to duplication of management fees, nor to any charge related to the expense of distributing their shares (as determined under Rule 12b-1, as amended under federal securities laws), and iii) aggregate investments in any such money market fund do not exceed (A) the greater of (i) 5% of their total net assets or (ii) $2.5 million, or (B) more than 3% of the outstanding shares of any such money market fund.


11. Purchase securities, in private placements or in other transactions, for which there are legal or contractual restrictions on resale.

12. Invest more than 25% of its assets in securities of any industry. For purposes of this limitation, tax-exempt securities issued by governments or political subdivisions of governments are not considered to be part of any industry.


If a bankruptcy or other extraordinary event occurs concerning a particular security owned by a fund, the fund may receive stock, real estate, or other investments that the fund would not, or could not, buy. In this case, the fund intends to dispose of the investment as soon as practicable while maximizing the return to shareholders.


If a percentage restriction is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities or the amount of assets will not be considered a violation of any of the foregoing restrictions.

OFFICERS AND TRUSTEES


The Board has the responsibility for the overall management of each fund, including general supervision and review of its investment activities. The
Board, in turn, elects the officers of each fund who are responsible for administering the fund's day-to-day operations. The affiliations of the officers and Board members and their principal occupations for the past five years are shown below. Members of the Board who are considered "interested persons" of each fund under the 1940 Act are indicated by an asterisk (*).

                             POSITIONS AND OFFICES    PRINCIPAL OCCUPATION
NAME, AGE AND ADDRESS        WITH THE TRUST           DURING THE PAST FIVE YEARS
--------------------------------------------------------------------------------
Frank H. Abbott, III (77)
1045 Sansome Street
San Francisco, CA 94111

Trustee

President and Director, Abbott Corporation (an investment company); director or trustee, as the case may be, of 27 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Director, MotherLode Gold Mines Consolidated (gold mining) and Vacu-Dry Co. (food processing).

Harris J. Ashton (66)
191 Clapboard Ridge Road
Greenwich, CT 06830

Trustee

Director, RBC Holdings, Inc. (a bank holding company) and Bar-S Foods (a meat packing company); director or trustee, as the case may be, of 49 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers).

*Harmon E. Burns (53)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President and Trustee

Executive  Vice  President  and Director,  Franklin  Resources,  Inc.,  Franklin
Templeton Distributors, Inc. and Franklin Templeton Services, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin/Templeton Investor Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 53 of the investment companies in the Franklin Templeton Group of Funds.

S. Joseph Fortunato (66)
Park Avenue at Morris County
P.O. Box 1945
Morristown, NJ 07962-1945

Trustee

Member of the law firm of Pitney, Hardin, Kipp & Szuch; director or trustee, as the case may be, of 51 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Director, General Host Corporation (nursery and craft centers).

*Charles B. Johnson (65)
777 Mariners Island Blvd.
San Mateo, CA 94404

Chairman of the Board and Trustee

President, Chief Executive Officer and Director, Franklin Resources, Inc.; Chairman of the Board and Director, Franklin Advisers, Inc., Franklin Advisory Services, Inc., Franklin Investment Advisory Services, Inc. and Franklin Templeton Distributors, Inc.; Director, Franklin/Templeton Investor Services, Inc. and Franklin Templeton Services, Inc.; officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 50 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Director, General Host Corporation (nursery and craft centers).

*Rupert H. Johnson, Jr. (58)
777 Mariners Island Blvd.
San Mateo, CA 94404

President and Trustee

Executive Vice President and Director, Franklin Resources, Inc. and Franklin Templeton Distributors, Inc.; President and Director, Franklin Advisers, Inc.; Senior Vice President and Director, Franklin Advisory Services, Inc. and Franklin Investment Advisory Services, Inc.; Director, Franklin/Templeton Investor Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 53 of the investment companies in the Franklin Templeton Group of Funds.

Frank W.T. LaHaye (69)
20833 Stevens Creek Blvd.
Suite 102
Cupertino, CA 95014

Trustee

General  Partner,  Miller & LaHaye,  which is the General  Partner of  Peregrine
Ventures II (venture capital firm); Chairman of the Board and Director, Quarterdeck Corporation (software firm); Director, Digital Transmission Systems, Inc. (wireless communications); director or trustee, as the case may be, of 27 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Director, Fischer Imaging Corporation (medical imaging systems) and General Partner, Peregrine Associates, which was the General Partner of Peregrine Ventures (venture capital firm).

Gordon S. Macklin (70)
8212 Burning Tree Road
Bethesda, MD 20817

Trustee

Director, Fund American Enterprises Holdings, Inc., MCI Communications Corporation, MedImmune, Inc. (biotechnology), Spacehab, Inc. (aerospace services) and Real 3D (software); director or trustee, as the case may be, of 49 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Chairman, White River Corporation (financial services) and Hambrecht and Quist Group (investment banking), and President, National Association of Securities Dealers, Inc.

Martin L. Flanagan (38)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President and Chief Financial Officer

Senior Vice President and Chief Financial Officer, Franklin Resources, Inc.; Executive Vice President and Director, Templeton Worldwide, Inc.; Executive Vice President, Chief Operating Officer and Director, Templeton Investment Counsel, Inc.; Executive Vice President and Chief Financial Officer, Franklin Advisers, Inc.; Chief Financial Officer, Franklin Advisory Services, Inc. and Franklin Investment Advisory Services, Inc.; President and Director, Franklin Templeton Services, Inc.; Senior Vice President and Chief Financial Officer, Franklin/Templeton Investor Services, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of 53 of the investment companies in the Franklin Templeton Group of Funds.

Deborah R. Gatzek (49)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President and Secretary

Senior Vice President and General Counsel, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton Services, Inc. and Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Vice President, Franklin Advisory Services, Inc.; Vice President, Chief Legal Officer and Chief Operating Officer, Franklin Investment Advisory Services, Inc.; and officer of 53 of the investment companies in the Franklin Templeton Group of Funds.

Thomas J. Kenny (35)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President

Executive Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in the Franklin Templeton Group of Funds.

Diomedes Loo-Tam (59)
777 Mariners Island Blvd.
San Mateo, CA 94404

Treasurer and Principal Accounting Officer

Senior Vice President, Franklin Templeton Services, Inc.; and officer of 32 of the investment companies in the Franklin Templeton Group of Funds.

Edward V. McVey (61)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President

Senior  Vice   President  and  National  Sales   Manager,   Franklin   Templeton
Distributors, Inc.; and officer of 28 of the investment companies in the Franklin Templeton Group of Funds.

The table above shows the officers and Board members who are affiliated with Distributors and the manager. As of June 1, 1998, nonaffiliated members of the Board are paid $830 per month plus $640 per meeting attended. As shown above, the nonaffiliated Board members also serve as directors or trustees of other investment companies in the Franklin Templeton Group of Funds. They may receive fees from these funds for their services. The fees payable to nonaffiliated Board members by the Trust are subject to reductions resulting from fee caps limiting the amount of fees payable to Board members who serve on other boards within the Franklin Templeton Group of Funds. The following table provides the total fees paid to nonaffiliated Board members by the Trust and by other funds in the Franklin Templeton Group of Funds.

                                                               NUMBER OF  BOARDS
                                             TOTAL FEES         IN THE FRANKLIN
                         TOTAL FEES       RECEIVED FROM THE     TEMPLETON GROUP
                          RECEIVED        FRANKLIN TEMPLETON   OF FUNDS ON WHICH
NAME                    FROM THE TRUST**   GROUP OF FUNDS***    EACH SERVES****
--------------------------------------------------------------------------------
Frank H. Abbott, III       $15,207           $165,937                27
Harris J. Ashton            14,612            344,642                49
S. Joseph Fortunato         14,536            361,562                51
David W. Garbellano*         2,560             91,317                N/A
Frank W.T. LaHaye           15,207            141,433                27
Gordon S. Macklin           14,612            337,292                49

*Deceased, September 27, 1997.
**For the fiscal year ended June 30, 1998. During the period from July 1, 1997 through May 31, 1998, fees at the rate of $640 per month plus $640 per meeting attended were in effect.
***For the calendar year ended December 31, 1997.
****We base the number of boards on the number of registered investment companies in the Franklin Templeton Group of Funds. This number does not include the total number of series or funds within each investment company for which the Board members are responsible. The Franklin Templeton Group of Funds currently includes 54 registered investment companies, with approximately 170 U.S. based funds or series.

Nonaffiliated members of the Board are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in the Franklin Templeton Group of Funds for which they serve as director or trustee. No officer or Board member received any other compensation, including pension or retirement benefits, directly or indirectly from the funds or other funds in the Franklin Templeton Group of Funds. Certain officers or Board members who are shareholders of Resources may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

As of August 4, 1998, the officers and Board members, as a group, owned of record and beneficially the following shares of the funds: approximately 159 shares of Insured Fund - Class I and 176 shares of the Intermediate Fund, or less than 1% of the total outstanding shares of each of these funds, and 17,693,722 shares of the Money Fund or 2.7% of the Money Fund's shares. Many of the Board members also own shares in other funds in the Franklin Templeton Group of Funds. Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

INVESTMENT MANAGEMENT AND OTHER SERVICES

INVESTMENT MANAGER AND SERVICES PROVIDED. Each fund's investment manager is Franklin Advisers, Inc. The manager provides investment research and portfolio management services, including the selection of securities for each fund to buy, hold or sell and the selection of brokers through whom each fund's portfolio transactions are executed. The manager's extensive research activities include, as appropriate, traveling to meet with issuers and to review project sites. The manager's activities are subject to the review and supervision of the Board to whom the manager renders periodic reports of each fund's investment activities. The manager and its officers, directors and employees are covered by fidelity insurance for the protection of each fund.

The manager and its affiliates act as investment manager to numerous other investment companies and accounts. The manager may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the manager on behalf of each fund. Similarly, with respect to each fund, the manager is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the manager and access persons, as defined by the 1940 Act, may buy or sell for its or their own account or for the accounts of any other fund. The manager is not obligated to refrain from investing in securities held by the funds or other funds that it manages. Of course, any transactions for the accounts of the manager and other access persons will be made in compliance with the funds' Code of Ethics. Please see "Miscellaneous Information - Summary of Code of Ethics."

MANAGEMENT FEES. Under their management agreements, the Insured and Intermediate funds each pay the manager a management fee equal to a monthly rate of 5/96 of 1% of the value of net assets up to and including $100 million; and 1/24 of 1% of the value of net assets over $100 million up to and including $250 million; and 9/240 of 1% of the value of net assets in excess of $250 million. The fee is computed at the close of business on the last business day of each month. Each class of the Insured Fund pays its proportionate share of the management fee.

Under its management agreement, the Money Fund pays the manager a management fee equal to a daily rate of 1/584 of 1% of the value of net assets up to and including $100 million; and 1/730 of 1% of the value of net assets over $100 million up to and including $250 million; and 1/811 of 1% of the value of net assets in excess of $250 million. The fee is payable at the request of the manager, and is computed at the close of business each day.

The table below shows the management fees paid by each fund for the fiscal years ended June 30, 1998, 1997 and 1996.

                                      MANAGEMENT FEES PAID
                              1998            1997            1996
----------------------------------------------------------------------

Insured Fund             $  8,057,731     $7,686,324       $7,290,593
Intermediate Fund             454,104*       311,342*         263,181*
Money Fund                  3,224,282      3,127,809        3,083,906

*For the fiscal years ended June 30, 1998, 1997 and 1996, management fees, before any advance waiver, totaled $794,091, $673,288 and $607,672, respectively. Under an agreement by the manager to limit its fees, the Intermediate Fund paid the management fees shown.

MANAGEMENT AGREEMENTS. The management agreements are in effect until March 31, 1999. They may continue in effect for successive annual periods if their continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of the fund's outstanding voting securities, and in either event by a majority vote of the Board members who are not parties to the management agreements or interested persons of any such party (other than as members of the Board), cast in person at a meeting called for that purpose. The management agreements may be terminated without penalty at any time by the Board or by a vote of the holders of a majority of the fund's outstanding voting securities on 30 days' written notice to the manager, or by the manager on 30 days' written notice to the fund, and will automatically terminate in the event of their assignment, as defined in the 1940 Act.

ADMINISTRATIVE SERVICES. Under an agreement with the manager, FT Services provides certain administrative services and facilities for each fund. These include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements. FT Services is a wholly owned subsidiary of Resources.

Under its administration agreement, the manager pays FT Services a monthly administration fee equal to an annual rate of 0.15% of the fund's average daily net assets up to $200 million, 0.135% of average daily net assets over $200 million up to $700 million, 0.10% of average daily net assets over $700 million up to $1.2 billion, and 0.075% of average daily net assets over $1.2 billion.

The table below shows the administration fees paid to FT Services for the fiscal years ended June 30, 1998 and 1997. The fees are paid by the manager. They are not a separate expense of the funds.

                                ADMINISTRATION FEES PAID
                                1998                1997*
------------------------------------------------------------
Insured Fund                 $1,872,018          $1,364,513
Intermediate Fund               198,693             125,005
Money Fund                      922,214             676,600

*For the period October 1, 1996 through June 30, 1997.

SHAREHOLDER SERVICING AGENT. Investor Services, a wholly owned subsidiary of Resources, is the funds' shareholder servicing agent and acts as the funds' transfer agent and dividend-paying agent. Investor Services is compensated on the basis of a fixed fee per account. Each fund may also reimburse Investor Services for certain out-of-pocket expenses, which may include payments by Investor Services to entities, including affiliated entities, that provide sub-shareholder services, recordkeeping and/or transfer agency services to beneficial owners of the fund. The amount of reimbursements for these services per benefit plan participant fund account per year may not exceed the per account fee payable by the fund to Investor Services in connection with maintaining shareholder accounts.

CUSTODIAN. Bank of New York, Mutual Funds Division, 90 Washington Street, New York, New York 10286, acts as custodian of the securities and other assets of each fund. The custodian does not participate in decisions relating to the purchase and sale of portfolio securities.

AUDITOR. PricewaterhouseCoopers LLP, 333 Market Street, San Francisco, California 94105, is the funds' independent auditor. During the fiscal year ended June 30, 1998, the auditor's services consisted of rendering an opinion on the financial statements of the Trust included in the Trust's Annual Report to Shareholders for the fiscal year ended June 30, 1998.

HOW DO THE FUNDS BUY SECURITIES FOR THEIR PORTFOLIOS?

Since most purchases by the funds are principal transactions at net prices, the funds incur little or no brokerage costs. The funds deal directly with the selling or buying principal or market maker without incurring charges for the services of a broker on their behalf, unless it is determined that a better price or execution may be obtained by using the services of a broker. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask prices. As a general rule, the funds do not buy bonds in underwritings where they are given no choice, or only limited choice, in the designation of dealers to receive the commission. The funds seek to obtain prompt execution of orders at the most favorable net price. Transactions may be directed to dealers in return for research and statistical information, as well as for special services provided by the dealers in the execution of orders.

It is not possible to place a dollar value on the special executions or on the research services the manager receives from dealers effecting transactions in portfolio securities. The allocation of transactions in order to obtain additional research services permits the manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs of other securities firms. As long as it is lawful and appropriate to do so, the manager and its affiliates may use this research and data in their investment advisory capacities with other clients. If the funds' officers are satisfied that the best execution is obtained, the sale of fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, may also be considered a factor in the selection of broker-dealers to execute the funds' portfolio transactions.

If purchases or sales of securities of the funds and one or more other investment companies or clients supervised by the manager are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the manager, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the funds are concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the funds.

During the fiscal years ended June 30, 1998, 1997 and 1996, the funds paid no brokerage commissions.

As of June 30, 1998, the funds did not own securities of their regular broker-dealers.


HOW DO I BUY, SELL AND EXCHANGE SHARES?

ADDITIONAL INFORMATION ON BUYING SHARES


The funds continuously offer their shares through Securities Dealers who have an agreement with Distributors. Securities Dealers may at times receive the entire sales charge on shares of the Insured and Intermediate funds. A Securities Dealer who receives 90% or more of the sales charge may be deemed an underwriter under the Securities Act of 1933, as amended.

Banks and financial institutions that sell shares of the funds may be required by state law to register as Securities Dealers. Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated in the table under "How Do I Buy Shares? - INSURED AND INTERMEDIATE FUNDS - Purchase Price of Fund Shares" in the Prospectus.

All purchases of Money Fund shares will be credited to you, in full and fractional shares of the fund (rounded to the nearest 1/1000 of a share), in an account maintained for you by the fund's transfer agent. No share certificates will be issued for fractional shares of the Money Fund at any time. No certificates will be issued to you if you have elected to redeem shares by check or by preauthorized bank or brokerage firm account methods. The offering of shares of the Money Fund may be suspended at any time and resumed at any time thereafter.

Under agreements with certain banks in Taiwan, Republic of China, shares of the Insured and Intermediate funds are available to these banks' trust accounts without a sales charge. The banks may charge service fees to their customers who participate in the trusts. A portion of these service fees may be paid to Distributors or one of its affiliates to help defray expenses of maintaining a service office in Taiwan, including expenses related to local literature fulfillment and communication facilities.

Shares of the Intermediate Fund and Class I shares of the Insured Fund may be offered to investors in Taiwan through securities advisory firms known locally as Securities Investment Consulting Enterprises. In conformity with local business practices in Taiwan, Class I shares may be offered with the following schedule of sales charges:


                                              SALES
SIZE OF PURCHASE - U.S. DOLLARS               CHARGE
-----------------------------------------------------
Under $30,000                                  3%
$30,000 but less than $100,000                 2%
$100,000 but less than $400,000                1%
$400,000 or more                               0%


OTHER PAYMENTS TO SECURITIES DEALERS. Distributors may pay the following commissions, out of its own resources, to Securities Dealers who initiate and are responsible for purchases of shares of the Intermediate Fund or Class I shares of the Insured Fund of $1 million or more: 0.75% on sales of $1 million to $2 million, plus 0.60% on sales over $2 million to $3 million, plus 0.50% on sales over $3 million to $50 million, plus 0.25% on sales over $50 million to $100 million, plus 0.15% on sales over $100 million. These breakpoints are reset every 12 months for purposes of additional purchases.


Distributors and/or its affiliates provide financial support to various Securities Dealers that sell shares of the Franklin Templeton Group of Funds. This support is based primarily on the amount of sales of fund shares. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a Securities Dealer's sales and marketing efforts in the Franklin Templeton Group of Funds; a Securities Dealer's support of, and participation in, Distributors' marketing programs; a Securities Dealer's compensation programs for its registered representatives; and the extent of a Securities Dealer's marketing programs relating to the Franklin Templeton Group of Funds. Financial support to Securities Dealers may be made by payments from Distributors' resources, from Distributors' retention of underwriting concessions and, in the case of funds that have Rule 12b-1 plans, from payments to Distributors under such plans. In addition, certain Securities Dealers may receive brokerage commissions generated by fund portfolio transactions in accordance with the NASD's rules.


Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton Funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in the Franklin Templeton Funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by Distributors.

LETTER OF INTENT. You may qualify for a reduced sales charge when you buy shares of the Intermediate Fund or Class I shares of the Insured Fund, as described in the Prospectus. At any time within 90 days after the first investment that you want to qualify for a reduced sales charge, you may file with the fund a signed shareholder application with the Letter of Intent section completed. After the Letter is filed, each additional investment will be entitled to the sales charge applicable to the level of investment indicated on the Letter. Sales charge reductions based on purchases in more than one Franklin Templeton Fund will be effective only after notification to Distributors that the investment qualifies for a discount. Your holdings in the Franklin Templeton Funds acquired more than 90 days before the Letter is filed will be counted towards completion of the Letter, but they will not be entitled to a retroactive downward adjustment in the sales charge. Any redemptions you make during the 13 month period will be subtracted from the amount of the purchases for purposes of determining whether the terms of the Letter have been completed. If the Letter is not completed within the 13 month period, there will be an upward adjustment of the sales charge, depending on the amount actually purchased (less redemptions) during the period. If you execute a Letter before a change in the sales charge structure of the fund, you may complete the Letter at the lower of the new sales charge structure or the sales charge structure in effect at the time the Letter was filed.

As mentioned in the Prospectus, five percent (5%) of the amount of the total intended purchase will be reserved in Class I shares of the fund registered in your name until you fulfill the Letter. If the amount of your total purchases, less redemptions, equals the amount specified under the Letter, the reserved shares will be deposited to an account in your name or delivered to you or as you direct. If the amount of your total purchases, less redemptions, exceeds the amount specified under the Letter and is an amount that would qualify for a further quantity discount, a retroactive price adjustment will be made by Distributors and the Securities Dealer through whom purchases were made pursuant to the Letter (to reflect such further quantity discount) on purchases made within 90 days before and on those made after filing the Letter. The resulting difference in Offering Price will be applied to the purchase of additional shares at the Offering Price applicable to a single purchase or the dollar amount of the total purchases. If the amount of your total purchases, less redemptions, is less than the amount specified under the Letter, you will remit to Distributors an amount equal to the difference in the dollar amount of sales charge actually paid and the amount of sales charge that would have applied to the aggregate purchases if the total of the purchases had been made at a single time. Upon remittance, the reserved shares held for your account will be deposited to an account in your name or delivered to you or as you direct. If within 20 days after written request the difference in sales charge is not paid, the redemption of an appropriate number of reserved shares to realize the difference will be made. In the event of a total redemption of the account before fulfillment of the Letter, the additional sales charge due will be deducted from the proceeds of the redemption, and the balance will be forwarded to you.

ADDITIONAL INFORMATION ON EXCHANGING SHARES

If you request the exchange of the total value of your account in either the Insured or Intermediate Fund, accrued but unpaid income dividends and capital gain distributions will be reinvested in the fund at the Net Asset Value on the date of the exchange, and then the entire share balance will be exchanged into the new fund. Backup withholding and information reporting may apply. Information regarding the possible tax consequences of an exchange is included in the tax section in this SAI and in the Prospectus.

If a substantial number of shareholders should, within a short period, sell their shares of the fund under the exchange privilege, the fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is the general policy of the Insured and Intermediate funds' general policy to initially invest this money in short-term, tax-exempt municipal securities, unless it is believed that attractive investment opportunities consistent with each fund's investment goal exist immediately. This money will then be withdrawn from the short-term, tax-exempt municipal securities and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company are generally not available until the seventh day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that seventh day. The sale of fund shares to complete an exchange will be effected at Net Asset Value at the close of business on the day the request for exchange is received in proper form. Please see "May I Exchange Shares for Shares of Another Fund?" in the Prospectus.

ADDITIONAL INFORMATION ON SELLING SHARES

SYSTEMATIC WITHDRAWAL PLAN. There are no service charges for establishing or maintaining a systematic withdrawal plan. Payments under the plan will be made from the redemption of an equivalent amount of shares in your account, generally on the 25th day of the month in which a payment is scheduled. If the 25th falls on a weekend or holiday, we will process the redemption on the next business day.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

The fund may discontinue a systematic withdrawal plan by notifying you in writing and will automatically discontinue a systematic withdrawal plan if all shares in your account are withdrawn or if the fund receives notification of the shareholder's death or incapacity.

THROUGH YOUR SECURITIES DEALER. If you sell shares through your Securities Dealer, it is your dealer's responsibility to transmit the order to the fund in a timely fashion. Any loss to you resulting from your dealer's failure to do so must be settled between you and your Securities Dealer.

REDEMPTIONS IN KIND. Each fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests in excess of these amounts, the Board reserves the right to make payments in whole or in part in securities or other assets of the fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the fund. In these circumstances, the securities distributed would be valued at the price used to compute the fund's net assets and you may incur brokerage fees in converting the securities to cash. The funds do not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

GENERAL INFORMATION

If dividend checks are returned to the funds marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at Net Asset Value until we receive new instructions.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the funds nor their affiliates will be liable for any loss caused by your failure to cash such checks. The funds are not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

All checks, drafts, wires and other payment mediums used to buy or sell shares of a fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank. All checks, drafts, wires and other payment mediums used to buy or sell shares of the Money Fund must be drawn on a U.S. bank and are accepted subject to collection at full face value. Checks drawn in U.S. funds on foreign banks will not be credited to your account and dividends will not begin accruing until the proceeds are collected, which may take a long period of time.

SPECIAL SERVICES. Investor Services may pay certain financial institutions that maintain omnibus accounts with the funds on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such owners. For each beneficial owner in the omnibus account, a fund may reimburse Investor Services an amount not to exceed the per account fee that the fund normally pays Investor Services. These financial institutions may also charge a fee for their services directly to their clients.


Certain   shareholder   servicing  agents  may  be  authorized  to  accept  your
transaction request.


SPECIAL SERVICES - MONEY FUND. Investor Services may charge you separate fees, negotiated directly with you, for providing special services in connection with your account, such as processing a large number of checks each month. Fees for special services will not increase the expenses borne by the fund.

Special procedures have been designed for banks and other institutions wishing to open multiple accounts. An institution may open a single master account by filing one application form with the fund, signed by personnel authorized to act for the institution. Individual sub-accounts may be opened at the time the master account is filed by listing them, or instructions may be provided to the fund at a later date. These sub-accounts may be established by the institution with registration either by name or number. The investment minimums applicable to the fund are applicable to each sub-account. The fund will provide each institution with a written confirmation for each transaction in a sub-account and arrangements may be made at no additional charge for the transmittal of duplicate confirmations to the beneficial owner of the sub-account.

The fund will provide to each institution, on a quarterly basis or more frequently if requested, a statement setting forth each sub-account's share balance, income earned for the period, income earned for the year to date, and total current market value.

HOW ARE FUND SHARES VALUED?

We calculate the Net Asset Value per share of the Intermediate Fund and each class of the Insured Fund as of the close of the NYSE, normally 1:00 p.m. Pacific time, each day that the NYSE is open for trading. We calculate the Net Asset Value per share of the Money Fund as of 3:00 p.m. Pacific time, each day that the NYSE is open for trading. As of the date of this SAI, the funds are informed that the NYSE observes the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

INSURED AND INTERMEDIATE FUNDS. For the purpose of determining the aggregate net assets of each fund, cash and receivables are valued at their realizable amounts. Interest is recorded as accrued. Over-the-counter portfolio securities are valued within the range of the most recent quoted bid and ask prices. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market as determined by the manager. Municipal securities generally trade in the over-the-counter market rather than on a securities exchange. In the absence of a sale or reported bid and ask prices, information with respect to bond and note transactions, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities are used to determine the value of municipal securities.

Generally, trading in U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the Net Asset Value of each class is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the Net Asset Value. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the Board.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the Board. With the approval of the Board, the funds may use a pricing service, bank or Securities Dealer to perform any of the above described functions.

MONEY FUND. The valuation of the fund's portfolio securities, including any securities held in a separate account maintained for when-issued securities, is based on the amortized cost of the securities, which does not take into account unrealized capital gains or losses. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in calculation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield on shares of the fund computed as described above may tend to be higher than a like computation made by a fund with identical investments but utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of amortized cost by the fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the fund would be able to obtain a somewhat higher yield than would result from an investment in a fund utilizing only market values, and existing investors in the fund would receive less investment income. The opposite would be true in a period of rising interest rates.

The fund's use of amortized cost, which helps the fund maintain its Net Asset Value per share of $1, is permitted by a rule adopted by the SEC. Under this rule, the fund must adhere to certain conditions. The fund must maintain a dollar-weighted average portfolio maturity of 90 days or less and only buy instruments having remaining maturities of 397 calendar days or less. The fund must also invest only in those U.S. dollar-denominated securities that the Board determines present minimal credit risks and that are rated in one of the two highest rating categories by nationally recognized rating services, or if unrated are deemed comparable in quality, or are instruments issued by an issuer that, with respect to an outstanding issue of short-term debt that is comparable in priority and protection, has received a rating within the two highest rating categories. Securities subject to floating or variable interest rates with demand features that comply with applicable SEC rules may have stated maturities in excess of one year.

The Board has established procedures designed to stabilize, to the extent reasonably possible, the fund's price per share at $1, as computed for the purpose of sales and redemptions. These procedures include a review of the fund's holdings by the Board, at such intervals as it may deem appropriate, to determine if the fund's Net Asset Value calculated by using available market quotations deviates from $1 per share based on amortized cost. The extent of any deviation will be examined by the Board. If a deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, will be initiated. If the Board determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, it will take corrective action that it regards as necessary and appropriate, which may include selling portfolio instruments before maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends, redeeming shares in kind, or establishing a Net Asset Value per share by using available market quotations.


ADDITIONAL INFORMATION ON DISTRIBUTIONS AND TAXES

DISTRIBUTIONS


DISTRIBUTIONS OF NET INVESTMENT INCOME. By meeting certain requirements of the Code, each fund has qualified and continues to qualify to pay "exempt-interest dividends" to shareholders. These dividends are derived from interest income exempt from regular federal income tax, and are not subject to regular federal income tax when they are distributed to you. In addition, to the extent that exempt-interest dividends are derived from interest on obligations of California or its political subdivisions, or from interest on qualifying U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands or Guam), they will also be exempt from California state personal income taxes. California generally does not grant tax-free treatment to interest on state and municipal securities of other states.

At the end of each calendar year, each fund in which you are a shareholder will provide you with the percentage of any dividends paid that may qualify for tax-free treatment on your personal income tax return. You should consult with your personal tax advisor to determine the application of your state and local laws to these distributions. Corporate shareholders should consult with their corporate tax advisors about whether any of their distributions may be exempt from corporate income or franchise taxes.

A fund may earn taxable income on any temporary investments, on the discount from stripped obligations or their coupons, on income from securities loans or other taxable transactions, on the excess of short-term capital gains over long-term capital losses earned by the fund ("net short-term capital gain"), or on ordinary income derived from the sale of market discount bonds. Any distributions by a fund from such income will be taxable to you as ordinary income, whether you take them in cash or additional shares.

From time to time, a fund may buy a tax-exempt bond in the secondary market for a price that is less than the principal amount of the bond. This discount is called market discount if it exceeds a de minimis amount of discount under the Code. For market discount bonds purchased after April 30, 1993, a portion of the gain on sale or disposition (not to exceed the accrued portion of market discount at the time of the sale) is treated as ordinary income rather than capital gain. Any distribution by a fund of market discount income will be taxable as ordinary income to you. A fund may elect in any fiscal year not to distribute to you its taxable ordinary income and to pay a federal income or excise tax on this income at the fund level. In any case, the amount of market discount, if any, is expected to be small.

DISTRIBUTIONS OF CAPITAL GAINS. A fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from long-term capital gains realized by a fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the fund. Any net short-term or long-term capital gains realized by a fund (net of any capital loss carryovers) generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the fund.

Gains from securities sold by the fund that are held for more than one year will be taxable at a maximum rate of 20% for individual investors in the 28% or higher federal income tax brackets, and at a maximum rate of 10% for individual investors in the 15% federal income tax bracket. Gains from securities sold by the fund before January 1, 1998, are taxable at different rates depending on the length of time the fund held such assets.

For "qualified 5-year gains," the maximum capital gains rate is 18% for individuals in the 28% or higher federal income tax brackets and 8% for individuals in the 15% federal income tax bracket. For individuals in the 15% bracket, qualified 5-year gains are net gains on securities held for more than five years that are sold after December 31, 2000. For individuals who are subject to tax at higher rates, qualified 5-year gains are net gains on securities that are purchased after December 31, 2000 and are held for more than five years. Taxpayers subject to tax at the higher rates may also make an election for shares held on January 1, 2001 to recognize gain on their shares in order to qualify such shares as qualified 5-year property.

Additional information on reporting capital gains distributions on your personal income tax returns is available in Franklin Templeton's Tax Information Handbook. Please call Fund Information to request a copy. Questions about your personal tax reporting should be addressed to your personal tax advisor.

CERTAIN DISTRIBUTIONS PAID IN JANUARY. Distributions of taxable income, if any, which are declared in October, November or December to shareholders of record in such month, and paid to you in January of the following year, will be treated for tax purposes as if they had been received by you on December 31 of the year in which they were declared. A fund will report this income to you on your Form 1099-DIV for the year in which these distributions were declared. You will receive a Form 1099-DIV only for calendar years in which a fund has made a distribution to you of taxable ordinary income or capital gain.

INFORMATION ON THE TAX CHARACTER OF DISTRIBUTIONS. Each fund in which you are a shareholder will inform you of the amount and character of your distributions at the time they are paid, and will shortly after the close of each calendar year advise you of the tax status for federal income tax purposes of such distributions, including the portion of the distributions that on average comprise taxable income or interest income that is a tax preference item under the alternative minimum tax. If you have not held fund shares for a full year, you may have designated as taxable, tax-exempt or as a tax preference a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the fund.

TAXES

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY. Each fund has elected to be treated as a regulated investment company under Subchapter M of the Code, has qualified as such for its most recent fiscal year, and intends to so qualify during the current fiscal year. The Board reserves the right not to maintain the qualification of a fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. In such case, the fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of the fund's available earnings and profits.

In order to qualify as a regulated investment company for tax purposes, each fund must meet certain specific requirements, including:

o The fund must maintain a diversified portfolio of securities, wherein no security (other than U.S. government securities and securities of other regulated investment companies) can exceed 25% of the fund's total assets, and, with respect to 50% of the fund's total assets, no investment (other than cash and cash items, U.S. government securities and securities of other regulated investment companies) can exceed 5% of the fund's total assets or 10% of the outstanding voting securities of the issuer;
o The fund must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies; and
o The fund must distribute to its shareholders at least 90% of its investment company taxable income (i.e., net investment income plus net short-term capital gains) and net tax-exempt income for each of its fiscal years.

EXCISE TAX DISTRIBUTION REQUIREMENTS. The Code requires a fund to distribute at least 98% of its taxable ordinary income earned during the calendar year and 98% of its capital gain net income earned during the twelve month period ending October 31 (in addition to undistributed amounts from the prior year) to you by December 31 of each year in order to avoid federal excise taxes. Each fund intends to declare and pay sufficient dividends in December (or in January that are treated by you as received in December) but does not guarantee and can give no assurances that its distributions will be sufficient to eliminate all such taxes.

REDEMPTION OF FUND SHARES. Redemptions and exchanges of fund shares are taxable transactions for federal and state income tax purposes. The tax law requires that you recognize a gain or loss in an amount equal to the difference between your tax basis and the amount you received in exchange for your shares, subject to the rules described below. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss, and will be long-term for federal income tax purposes if you have held your shares for more than one year at the time of redemption or exchange. Any loss incurred on the redemption or exchange of shares held for six months or less will be disallowed to the extent of any exempt-interest dividends distributed to you with respect to your shares in a fund and any remaining loss will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by a fund on those shares.

All or a portion of any loss that you realize upon the redemption of your fund shares will be disallowed to the extent that you buy other shares in the fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you buy. Because the Money Fund seeks to maintain a stable $1.00 per share Net Asset Value, you should not expect to realize a gain or loss upon redemption of your Money Fund shares.

DEFERRAL OF BASIS. All or a portion of the sales charge that you paid for your shares in a fund will be excluded from your tax basis in any of the shares sold within 90 days of their purchase (for the purpose of determining gain or loss upon the sale of such shares) if you reinvest the sales proceeds in the fund or in another of the Franklin Templeton Funds, and the sales charge that would otherwise apply to your reinvestment is reduced or eliminated. The portion of the sales charge excluded from your tax basis in the shares sold will equal the amount that the sales charge is reduced on your reinvestment. Any portion of the sales charge excluded from your tax basis in the shares sold will be added to the tax basis of the shares you acquire from your reinvestment.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS. Because each fund's income is derived primarily from interest rather than dividends, no portion of its distributions will generally be eligible for the corporate dividends-received deduction. None of the dividends paid by the funds for the most recent fiscal year qualified for such deduction, and it is anticipated that none of the current year's dividends will so qualify.

TREATMENT OF PRIVATE ACTIVITY BOND INTEREST. The interest on bonds issued to finance essential state and local government operations is generally tax-exempt, and distributions paid from this interest income will generally qualify as an exempt-interest dividend. Interest on certain non-essential or "private activity bonds" (including those for housing and student loans) issued after August 7, 1986, while still exempt from regular federal income tax, is a preference item for taxpayers when determining their alternative minimum tax under the Code and under the income tax provisions of several states. Private activity bond interest could subject you to or increase your liability under federal and state alternative minimum taxes, depending on your individual or corporate tax position.

Consistent with each fund's investment goals, each fund may acquire such private activity bonds if, in the manager's opinion, such bonds represent the most attractive investment opportunity then available to the fund. Persons who are defined in the Code as "substantial users" (or persons related to such users) of facilities financed by private activity bonds should consult with their tax advisors before buying shares in the fund.

INVESTMENTS IN ORIGINAL ISSUE DISCOUNT (OID) AND MARKET DISCOUNT BONDS. To the extent a fund invests in zero coupon bonds, bonds issued or acquired at a discount, delayed interest bonds, or bonds that provide for payment of interest-in-kind (PIK), the fund may have to recognize income and make distributions to you before its receipt of cash payments. Zero coupon and delayed interest bonds are normally issued at a discount and are therefore generally subject to tax reporting as OID obligations. A fund is required to accrue as income a portion of the discount at which these securities were issued, and to distribute such income each year (as ordinary dividends) in order to maintain its qualification as a regulated investment company and to avoid income reporting and excise taxes at the fund level. PIK bonds are subject to similar tax rules concerning the amount, character and timing of income required to be accrued by a fund. Bonds acquired in the secondary market for a price less than their stated redemption price, or revised issue price in the case of a bond having OID, are said to have been acquired with market discount. For these bonds, a fund may elect to accrue market discount on a current basis, in which case the fund will be required to distribute any such accrued discount. If a fund does not elect to accrue market discount into income currently, gain recognized on sale will be recharacterized as ordinary income instead of capital gain to the extent of any accumulated market discount on the obligation.

DEFAULTED OBLIGATIONS. A fund may be required to accrue income on defaulted obligations and to distribute such income to you even though it is not currently receiving interest or principal payments on such obligations. In order to generate cash to satisfy these distribution requirements, a fund may be required to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of fund shares.

THE FUNDS' UNDERWRITER

Pursuant to an underwriting agreement, Distributors acts as principal underwriter in a continuous public offering of each fund's shares. The underwriting agreement will continue in effect for successive annual periods if its continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of the fund's outstanding voting securities, and in either event by a majority vote of the Board members who are not parties to the underwriting agreement or interested persons of any such party (other than as members of the Board), cast in person at a meeting called for that purpose. The underwriting agreement terminates automatically in the event of its assignment and may be terminated by either party on 90 days' written notice.

Distributors pays the expenses of the distribution of fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. Each fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

The table below shows the aggregate underwriting commissions received by Distributors in connection with the offering of each fund's shares, the net underwriting discounts and commissions retained by Distributors after allowances to dealers, and the amounts received by Distributors in connection with redemptions or repurchases of shares for the fiscal years ended June 30, 1998, 1997 and 1996.

                                                                      AMOUNT
                                                                    RECEIVED IN
                                                                    CONNECTION
                                       TOTAL         AMOUNT         WITH REDEMP-
                                    COMMISSIONS    RETAINED BY       TIONS OR
                                      RECEIVED     DISTRIBUTORS     REPURCHASES
--------------------------------------------------------------------------------
      1998
      Insured Fund                   $4,250,370     $275,269          $41,527
      Intermediate Fund                 421,185       60,619                0
      Money Fund                              0            0                0
      1997
      Insured Fund                   $4,562,364     $316,761          $19,125
      Intermediate Fund                 298,929       19,851                0
      Money Fund                              0            0                0
      1996
      Insured Fund                    6,000,521      396,891           40,474
      Intermediate Fund                 206,859       27,358            9,939
      Money Fund                              0            0            5,658

Distributors may be entitled to reimbursement under the Rule 12b-1 plans for the Intermediate Fund and each class of the Insured Fund, as discussed below. Except as noted, Distributors received no other compensation from the funds for acting as underwriter.

THE RULE 12B-1 PLANS - INSURED AND INTERMEDIATE FUNDS

The Intermediate Fund and each class of the Insured Fund have separate distribution plans or "Rule 12b-1 plans" that were adopted pursuant to Rule 12b-1 of the 1940 Act.

Under the plans for the Intermediate Fund and Class I of the Insured Fund, each fund may pay up to a maximum of 0.10% per year of its average daily net assets, payable quarterly, for expenses incurred in the promotion and distribution of its shares.

In implementing the Class I plan for the Insured Fund, the Board has determined that the annual fees payable under the plan will be equal to the sum of: (i) the amount obtained by multiplying 0.10% by the average daily net assets represented by Class I shares of the fund that were acquired by investors on or after May 1, 1994, the effective date of the plan ("New Assets"), and (ii) the amount obtained by multiplying 0.05% by the average daily net assets represented by Class I shares of the fund that were acquired before May 1, 1994 ("Old Assets"). These fees will be paid to the current Securities Dealer of record on the account. In addition, until such time as the maximum payment of 0.10% is reached on a yearly basis, up to an additional 0.02% will be paid to Distributors under the plan. When the fund reaches $4 billion in assets, the amount to be paid to Distributors will be reduced from 0.02% to 0.01%. The payments made to Distributors will be used by Distributors to defray other marketing expenses that have been incurred in accordance with the plan, such as advertising.

For the Insured Fund's Class I plan, the fee is a Class I expense. This means that all Class I shareholders, regardless of when they purchased their shares, will bear Rule 12b-1 expenses at the same rate. The initial rate will be at least 0.07% (0.05% plus 0.02%) of the average daily net assets of Class I and, as Class I shares are sold on or after May 1, 1994, will increase over time. Thus, as the proportion of Class I shares purchased on or after May 1, 1994, increases in relation to outstanding Class I shares, the expenses attributable to payments under the plan will also increase (but will not exceed 0.10% of average daily net assets). While this is the currently anticipated calculation for fees payable under the Class I plan, the plan permits the Board to allow the fund to pay a full 0.10% on all assets at any time. The approval of the Board would be required to change the calculation of the payments to be made under the Class I plan.

Under its Class II plan, the Insured Fund pays Distributors up to 0.50% per year of Class II's average daily net assets, payable quarterly, for distribution and related expenses. These fees may be used to compensate Distributors or others for providing distribution and related services and bearing certain Class II expenses. All distribution expenses over this amount will be borne by those who have incurred them without reimbursement by the fund.

Under the Class II plan, the Insured Fund also pays an additional 0.15% per year of Class II's average daily net assets, payable quarterly, as a servicing fee.

In addition to the payments that Distributors or others are entitled to under each plan, each plan also provides that to the extent the fund, the manager or Distributors or other parties on behalf of the fund, the manager or Distributors make payments that are deemed to be for the financing of any activity primarily intended to result in the sale of shares of a fund within the context of Rule 12b-1 under the 1940 Act, then such payments shall be deemed to have been made pursuant to the plan. The terms and provisions of each plan relating to required reports, term, and approval are consistent with Rule 12b-1.


In no event shall the aggregate asset-based sales charges, which include payments made under each plan, plus any other payments deemed to be made pursuant to a plan, exceed the amount permitted to be paid under the rules of the NASD.


To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks will not be entitled to participate in the plans as a result of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. These banking institutions, however, are permitted to receive fees under the plans for administrative servicing or for agency transactions. If you are a customer of a bank that is prohibited from providing these services, you would be permitted to remain a shareholder of the fund, and alternate means for continuing the servicing would be sought. In this event, changes in the services provided might occur and you might no longer be able to avail yourself of any automatic investment or other services then being provided by the bank. It is not expected that you would suffer any adverse financial consequences as a result of any of these changes.

Each plan has been approved in accordance with the provisions of Rule 12b-1. The plans are renewable annually by a vote of the Board, including a majority vote of the Board members who are not interested persons of the fund and who have no direct or indirect financial interest in the operation of the plans, cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such Board members be done by the non-interested members of the Board. The plans and any related agreement may be terminated at any time, without penalty, by vote of a majority of the non-interested Board members on not more than 60 days' written notice, by Distributors on not more than 60 days' written notice, by any act that constitutes an assignment of the management agreement with the manager or by vote of a majority of the outstanding shares of the class. The Intermediate Fund's plan may also be terminated by any act that constitutes an assignment of the underwriting agreement with Distributors. Distributors or any dealer or other firm may also terminate their respective distribution or service agreement at any time upon written notice.


The plans and any related agreements may not be amended to increase materially the amount to be spent for distribution expenses without approval by a majority of the outstanding shares of the class, and all material amendments to the plans or any related agreements shall be approved by a vote of the non-interested members of the Board, cast in person at a meeting called for the purpose of voting on any such amendment.

Distributors is required to report in writing to the Board at least quarterly on the amounts and purpose of any payment made under the plans and any related agreements, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination of whether the plans should be continued.


For the fiscal year ended June 30, 1998, Distributors' eligible expenditures for advertising, printing, and payments to underwriters and broker-dealers pursuant to the plans and the amounts the fund paid Distributors under the plans were as follows:

                                 DISTRIBUTORS'        AMOUNT
                                   ELIGIBLE           PAID BY
                                   EXPENSES            FUND
--------------------------------------------------------------
Insured Fund - Class I           $1,706,363        $1,476,715
Insured Fund - Class II             438,916           269,335
Intermediate Fund                   203,715           127,828

HOW DO THE FUNDS MEASURE PERFORMANCE?

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by a fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return and current yield quotations used by the funds, and effective yield quotations used by the Money Fund, are based on the standardized methods of computing performance mandated by the SEC. If a Rule 12b-1 plan is adopted, performance figures reflect fees from the date of the plan's implementation. An explanation of these and other methods used by the funds to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

INSURED AND INTERMEDIATE FUNDS

TOTAL RETURN

AVERAGE ANNUAL TOTAL RETURN. Average annual total return is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes the maximum front-end sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at Net Asset Value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum front-end sales charge currently in effect. The average annual total return for the indicated periods ended June 30, 1998, was as follows:

                                                         AVERAGE ANNUAL TOTAL RETURN
                                                       -------------------------------
                                       INCEPTION                                           FROM
                                       DATE          ONE-YEAR    FIVE-YEAR   TEN-YEAR    INCEPTION
                                     ---------------------------------------------------------------
    Insured Fund - Class I             09/03/85        3.79%       5.18%       7.55%        7.81%
    Insured Fund - Class II            05/01/95        5.77           -           -         6.66
    Intermediate Fund                  09/23/92        5.35        5.93           -         6.58


These figures were calculated according to the SEC formula:

            n
      P(1+T) = ERV

where:

P     =     a hypothetical initial payment of $1,000
T     =     average annual total return
n     =     number of years

ERV   =     ending redeemable value of a hypothetical $1,000
            payment made at the beginning of each period at the end of each period

CUMULATIVE TOTAL RETURN. Like average annual total return, cumulative total return assumes the maximum front-end sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at Net Asset Value. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return over the periods indicated above. The cumulative total return for the indicated periods ended June 30, 1998, was as follows:

                                               CUMULATIVE TOTAL RETURN
                                             ---------------------------
                             INCEPTION                                          FROM
                               DATE      ONE-YEAR     FIVE-YEAR    TEN-YEAR   INCEPTION
                           --------------------------------------------------------------
Insured Fund - Class I       09/03/85     3.79%         28.71%     107.01%     162.14%
Insured Fund - Class II      05/01/95     5.77-             -           -       22.62
Intermediate Fund            09/23/92     5.35          33.36           -       44.41

YIELD

CURRENT YIELD. Current yield shows the income per share earned by a fund. It is calculated by dividing the net investment income per share earned during a 30-day base period by the applicable maximum Offering Price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders of the class during the base period. The yield for the Intermediate Fund and Class I and Class II of the Insured Fund for the 30-day period ended June 30, 1998, was 4.09%, 4.13% and 3.71%, respectively.


These figures were obtained using the following SEC formula:

                          6
      Yield = 2 [(A-B + 1) - 1]
                  ---
                  cd

where:

a =  interest earned during the period
b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d =  the maximum Offering Price per share on the last day of the period


TAXABLE-EQUIVALENT YIELD. The funds may also quote a taxable-equivalent yield that shows the before-tax yield that would have to be earned from a taxable investment to equal the yield for the fund or class. Taxable-equivalent yield is computed by dividing the portion of the yield that is tax-exempt by one minus the highest applicable combined federal and state income tax rate and adding the product to the portion of the yield that is not tax-exempt, if any. The taxable-equivalent yield for the Intermediate Fund and Class I and Class II of the Insured Fund for the 30-day period ended June 30, 1998, was 7.47%, 7.54% and 6.77%, respectively.

CURRENT DISTRIBUTION RATE

Current yield and taxable-equivalent yield, which are calculated according to a formula prescribed by the SEC, are not indicative of the amounts which were or will be paid to shareholders. Amounts paid to shareholders are reflected in the quoted current distribution rate or taxable-equivalent distribution rate. The current distribution rate is usually computed by annualizing the dividends paid per share during a certain period and dividing that amount by the current maximum Offering Price. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than interest, if any, and is calculated over a different period of time. The current distribution rate for the Intermediate Fund and Class I and Class II of the Insured Fund for the 30-day period ended June 30, 1998, was 4.59%, 4.88% and 4.46%, respectively.

A taxable-equivalent distribution rate shows the taxable distribution rate equivalent to the class' current distribution rate. The advertised taxable-equivalent distribution rate will reflect the most current federal and state tax rates available to the fund. The taxable-equivalent distribution rate for the Intermediate Fund and Class I and Class II of the Insured Fund for the 30-day period ended June 30, 1998, was 8.38%, 8.91% and 8.14%, respectively.

VOLATILITY

Occasionally statistics may be used to show a fund's volatility or risk. Measures of volatility or risk are generally used to compare a fund's Net Asset Value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of Net Asset Value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS

The funds may also quote the performance of shares without a sales charge. Sales literature and advertising may quote a current distribution rate, yield, cumulative total return, average annual total return and other measures of performance as described elsewhere in this SAI with the substitution of Net Asset Value for the public Offering Price.


MONEY FUND

YIELD


CURRENT YIELD. Current yield shows the income per share earned by the fund. It is calculated by determining the net change, excluding capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return. The result is then annualized by multiplying the base period return by (365/7). The fund's current yield for the seven day period ended June 30, 1998, was 2.72%.

EFFECTIVE YIELD. The fund's effective yield is calculated in the same manner as its current yield, except the annualization of the return for the seven day period reflects the results of compounding. The fund's effective yield for the seven day period ended June 30, 1998, was 2.76%.


This figure was obtained using the following SEC formula:

                                           365/7
Effective Yield = [(Base Period Return + 1)     ]-1


TAXABLE-EQUIVALENT YIELDS. The Money Fund may also quote a taxable-equivalent yield and a taxable-equivalent effective yield that show the before-tax yield that would have to be earned from a taxable investment to equal the fund's yield. These yields are computed by dividing the portion of the fund's yield that is tax-exempt by one minus the highest applicable combined federal and state income tax rate and adding the product to the portion of the Money Fund's yield that is not tax-exempt, if any. The fund's taxable-equivalent yield based on the fund's current yield for the seven day period ended June 30, 1998, was 4.97%. The fund's taxable-equivalent effective yield based on the fund's effective yield for the seven day period ended June 30, 1998, was 4.97%.

ALL FUNDS

As of June 30, 1998, the combined federal and state income tax rate upon which the taxable-equivalent yield quotations are based was 45.2%. From time to time, as any changes to the rate become effective, taxable-equivalent yield quotations advertised by a fund will be updated to reflect these changes. The funds expect updates may be necessary as tax rates are changed by federal, state and local governments. The advantage of tax-free investments, like the funds, will be enhanced by any tax rate increases. Therefore, the details of specific tax increases may be used in sales material for the funds.

COMPARISONS

To help you better evaluate how an investment in the funds may satisfy your investment goal, advertisements and other materials about the funds may discuss certain measures of fund performance as reported by various financial publications. Materials may also compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:


a) Salomon Brothers Broad Bond Index or its component indices - measures yield, price and total return for Treasury, agency, corporate and mortgage bonds.

b) Lehman Brothers Aggregate Bond Index or its component indices - measures yield, price and total return for Treasury, agency, corporate, mortgage and Yankee bonds.


c) IBC Money Fund Report(R) - industry averages for seven-day annualized and compounded yields of taxable, tax-free and government money funds.


d) Lehman Brothers Municipal Bond Index or its component indices - measures yield, price and total return for the municipal bond market.


e) Bond Buyer 20 Index - an index of municipal bond yields based upon yields of 20 general obligation bonds maturing in 20 years.

f) Bond Buyer 40 Index - an index composed of the yield to maturity of 40 bonds. The index attempts to track the new-issue market as closely as possible, so it changes bonds twice a month, adding all new bonds that meet certain requirements and deleting an equivalent number according to their secondary market trading activity. As a result, the average par call date, average maturity date, and average coupon rate can and have changed over time. The average maturity generally has been about 29-30 years.

g) Financial publications: The WALL STREET JOURNAL, and BUSINESS WEEK, FINANCIAL WORLD, FORBES, FORTUNE, and MONEY magazines - provide performance statistics over specified time periods.


h) Salomon Brothers Composite High Yield Index or its component indices - measures yield, price and total return for the Long-Term High-Yield Index, Intermediate-Term High-Yield Index, and Long-Term Utility High-Yield Index.


i) Historical data supplied by the research departments of CS First Boston Corporation, the J. P. Morgan companies, Salomon Brothers, Merrill Lynch, Lehman Brothers and Bloomberg L.P.


j) Morningstar - information published by Morningstar, Inc., including Morningstar proprietary mutual fund ratings. The ratings reflect Morningstar's assessment of the historical risk-adjusted performance of a fund over specified time periods relative to other funds within its category.

k) Lipper - Mutual Fund Performance Analysis, Lipper - Fixed Income Fund Performance Analysis, and Lipper - Mutual Fund Yield Survey - measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

l) CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. - analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

m) Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk, and total return for mutual funds.

n) Inflation as measured by the Consumer Price Index, published by the U.S. Bureau of Labor Statistics.

o) Standard & Poor's Bond Indices - measure yield and price of corporate, municipal, and government bonds.

p) Merrill Lynch California Municipal Bond Index - based upon yields from revenue and general obligation bonds weighted in accordance with their respective importance to the California municipal market. The index is published weekly in the LOS ANGELES TIMES and the SAN FRANCISCO CHRONICLE.

q) Bank Rate Monitor - a weekly publication that reports various bank investments such as CD rates, average savings account rates and average loan rates.

r) Salomon Brothers Bond Market Roundup - a weekly publication that reviews yield spread changes in the major sectors of the money, government agency, futures, options, mortgage, corporate, Yankee, Eurodollar, municipal, and preferred stock markets and summarizes changes in banking statistics and reserve aggregates.

s) Stocks, Bonds, Bills, and Inflation, published by Ibbotson Associates - historical measure of yield, price, and total return for common and small company stock, long-term government bonds, Treasury bills, and inflation.


From time to time, advertisements or information for the funds may include a discussion of certain attributes or benefits to be derived from an investment in the funds. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.

The funds may include in their advertising or sales material information relating to investment goals and performance results of funds belonging to the Franklin Templeton Group of Funds. Resources is the parent company of the advisors and underwriter of the Franklin Templeton Group of Funds.

Advertisements or sales material issued by the funds may also discuss or be based upon information in a recent issue of the Special Report on Tax Freedom Day published by the Tax Foundation, a Washington, D.C. based nonprofit research and public education organization. The report illustrates, among other things, the annual amount of time the average taxpayer works to satisfy his or her tax obligations to the federal, state and local taxing authorities.

Advertisements or information may also compare a fund's performance to the return on CDs or other investments. You should be aware, however, that an investment in a fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. For example, as the general level of interest rates rise, the value of a fund's fixed-income investments, as well as the value of its shares that are based upon the value of such portfolio investments, can be expected to decrease. Conversely, when interest rates decrease, the value of a fund's shares can be expected to increase. CDs are frequently insured by an agency of the U.S. government. An investment in a fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to the funds' portfolios, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by the funds to calculate their figures. In addition, there can be no assurance that the funds will continue their performance as compared to these other averages.

MISCELLANEOUS INFORMATION

The funds may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Costs Planner may help you in determining how much money must be invested on a monthly basis in order to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in a fund cannot guarantee that these goals will be met.

Each fund is a member of the Franklin Templeton Group of Funds, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin, one of the oldest mutual fund organizations, has managed mutual funds for over 50 years and now services more than 3 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. Together, the Franklin Templeton Group has over $236 billion in assets under management for more than 6 million U.S. based mutual fund shareholder and other accounts. The Franklin Templeton Group of Funds offers 119 U.S. based open-end investment companies to the public. Each fund may identify itself by its NASDAQ symbol or CUSIP number.

Franklin is a leader in the tax-free mutual fund industry and manages more than $49 billion in municipal bond assets for over three quarters of a million investors. According to Research and Ratings Review, Franklin had one of the largest staffs of municipal securities analysts in the industry, as of June 30, 1998.

Under current tax laws, municipal securities remain one of the few investments offering the potential for tax-free income. In 1998, taxes could cost almost $47 on every $100 earned from a fully taxable investment (based on the maximum combined 39.6% federal tax rate and the highest state tax rate of 12% for 1998). Franklin tax-free funds, however, offer tax relief through a professionally managed portfolio of tax-free securities selected based on their yield, quality and maturity. An investment in a Franklin tax-free fund can provide you with the potential to earn income free of federal taxes and, depending on the fund, state and local taxes as well, while supporting state and local public projects. Franklin tax-free funds may also provide tax-free compounding, when dividends are reinvested. An investment in Franklin's tax-free funds can grow more rapidly than similar taxable investments.

Municipal securities are generally considered to be creditworthy, second in quality only to securities issued or guaranteed by the U.S. government and its agencies. The market price of such securities, however, may fluctuate. This fluctuation will have a direct impact on the Net Asset Value of an investment in a fund.

Currently, there are more mutual funds than there are stocks listed on the NYSE. While many of them have similar investment goals, no two are exactly alike. As noted in the Prospectus, shares of the funds are generally sold through Securities Dealers. Investment representatives of such Securities Dealers are experienced professionals who can offer advice on the type of investment suitable to your unique goals and needs, as well as the types of risks associated with such investment.

From time to time, the number of fund shares held in the "street name" accounts of various Securities Dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding. To the best knowledge of the funds, no other person holds beneficially or of record more than 5% of the fund's outstanding shares of any class.

As a shareholder of a Massachusetts business trust, you could, under certain circumstances, be held personally liable as a partner for its obligations. The funds' Agreement and Declaration of Trust, however, contains an express disclaimer of shareholder liability for acts or obligations of the fund. The Declaration of Trust also provides for indemnification and reimbursement of expenses out of a fund's assets if you are held personally liable for obligations of the fund. The Declaration of Trust provides that a fund shall, upon request, assume the defense of any claim made against you for any act or obligation of the fund and satisfy any judgment thereon. All such rights are limited to the assets of the fund. The Declaration of Trust further provides that a fund may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the fund, its shareholders, trustees, officers, employees and agents to cover possible tort and other liabilities. Furthermore, the activities of a fund as an investment company, as distinguished from an operating company, would not likely give rise to liabilities in excess of the fund's total assets. Thus, the risk that you would incur financial loss on account of shareholder liability is limited to the unlikely circumstance in which both inadequate insurance exists and the fund itself is unable to meet its obligations.

In the event of disputes involving multiple claims of ownership or authority to control your account, each fund has the right (but has no obligation) to: (a) freeze the account and require the written agreement of all persons deemed by the fund to have a potential property interest in the account, before executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the IRS in response to a Notice of Levy.

SUMMARY OF CODE OF ETHICS. Employees of the Franklin Templeton Group who are access persons under the 1940 Act are permitted to engage in personal securities transactions subject to the following general restrictions and procedures: (i) the trade must receive advance clearance from a compliance officer and must be completed by the close of the business day following the day clearance is granted; (ii) copies of all brokerage confirmations and statements must be sent to a compliance officer; (iii) all brokerage accounts must be disclosed on an annual basis; and (iv) access persons involved in preparing and making investment decisions must, in addition to (i), (ii) and (iii) above, file annual reports of their securities holdings each January and inform the compliance officer (or other designated personnel) if they own a security that is being considered for a fund or other client transaction or if they are recommending a security in which they have an ownership interest for purchase or sale by a fund or other client.

FINANCIAL STATEMENTS

The audited financial statements contained in the Annual Report to Shareholders of the Trust, for the fiscal year ended June 30, 1998, including the auditor's report, are incorporated herein by reference.


USEFUL TERMS AND DEFINITIONS

1940 ACT - Investment Company Act of 1940, as amended



Board - The Board of Trustees of the Trust



CD - Certificate of deposit


CLASS I AND CLASS II - The Insured Fund offers two classes of shares, designated "Class I" and "Class II." The two classes have proportionate interests in the fund's portfolio. They differ, however, primarily in their sales charge structures and Rule 12b-1 plans. Shares of the Intermediate and Money funds are considered Class I shares for redemption, exchange and other purposes.


CODE - Internal Revenue Code of 1986, as amended


DISTRIBUTORS - Franklin/Templeton Distributors, Inc., the funds' principal underwriter


FITCH - Fitch Investors Service, Inc.


FRANKLIN TEMPLETON FUNDS - The U.S. registered mutual funds in the Franklin Group of Funds(R) and the Templeton Group of Funds except Franklin Valuemark Funds, Templeton Capital Accumulator Fund, Inc., and Templeton Variable Products Series Fund


FRANKLIN TEMPLETON GROUP - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries

FRANKLIN TEMPLETON GROUP OF FUNDS - All U.S. registered investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds


FT SERVICES - Franklin Templeton Services, Inc., the funds' administrator

INVESTOR SERVICES - Franklin/Templeton Investor Services, Inc., the funds' shareholder servicing and transfer agent


IRS - Internal Revenue Service

LETTER - Letter of Intent

MOODY'S - Moody's Investors Service, Inc.

NASD - National Association of Securities Dealers, Inc.

NET ASSET VALUE (NAV) - The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

NYSE - New York Stock Exchange


OFFERING PRICE - The public offering price is based on the Net Asset Value per share of the class and includes the front-end sales charge. The maximum front-end sales charge is 2.25% for the Intermediate Fund, 4.25% for the Insured Fund - Class I and 1% for the Insured Fund - Class II. There is no front-end sales charge for the Money Fund. We calculate the offering price to two decimal places using standard rounding criteria.

PROSPECTUS - The prospectus for the funds dated November 1, 1998, which we may amend from time to time


RESOURCES - Franklin Resources, Inc.

SAI - Statement of Additional Information

S&P - Standard & Poor's Corporation

SEC - U.S. Securities and Exchange Commission


SECURITIES DEALER - A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.

WE/OUR/US - Unless a different meaning is indicated by the context, these terms refer to the fund and/or Investor Services, Distributors, or other wholly owned subsidiaries of Resources.


APPENDIX

DESCRIPTION OF RATINGS

MUNICIPAL BOND RATINGS

MOODY'S

Aaa: Municipal bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


Aa: Municipal bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger.

A: Municipal bonds rated A possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Municipal bonds rated Baa are considered medium-grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba: Municipal bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments may be very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.


B: Municipal bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.


Caa: Municipal bonds rated Caa are of poor standing. These issues may be in default or there may be present elements of danger with respect to principal or interest.

Con.(-): Municipal bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon the completion of construction or the elimination of the basis of the condition.


S&P

AAA: Municipal bonds rated AAA are the highest-grade obligations. They possess the ultimate degree of protection as to principal and interest. In the market, they move with interest rates and, hence, provide the maximum safety on all counts.

AA: Municipal bonds rated AA also qualify as high-grade obligations, and in the majority of instances differ from AAA issues only in a small degree. Here, too, prices move with the long-term money market.

A: Municipal bonds rated A are regarded as upper medium-grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe. They predominantly reflect money rates in their market behavior but also, to some extent, economic conditions.

BBB: Municipal bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.


BB, B, CCC, CC: Municipal bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While these bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

FITCH

AAA: Municipal bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal that is unlikely to be affected by reasonably foreseeable events.


AA: Municipal bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong although not quite as strong as bonds rated AAA and not significantly vulnerable to foreseeable future developments.

A: Municipal bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.


BBB: Municipal bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB: Municipal bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. Business and financial alternatives can be identified, however, that could assist the obligor in satisfying its debt service requirements.


B: Municipal bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Municipal bonds rated CCC have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

Plus (+) or minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus or minus signs are not used with the AAA category.

MUNICIPAL NOTE RATINGS

MOODY'S

Moody's ratings for state, municipal and other short-term obligations will be designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing; factors of the first importance in long-term borrowing risk are of lesser importance in the short run. Symbols used will be as follows:

MIG 1: Notes are of the best quality enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG 2: Notes are of high quality, with margins of protection ample, although not so large as in the preceding group.

MIG 3: Notes are of favorable quality, with all security elements accounted for, but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established.

MIG 4: Notes are of adequate quality, carrying specific risk but having protection and not distinctly or predominantly speculative.

S&P

Until June 29, 1984, S&P used the same rating symbols for notes and bonds. After June 29, 1984, for new municipal note issues due in three years or less, the ratings below will usually be assigned. Notes maturing beyond three years will most likely receive a bond rating of the type recited above.

SP-1: Issues carrying this designation have a very strong or strong capacity to pay principal and interest. Issues determined to possess overwhelming safety characteristics will be given a "plus" (+) designation.

SP-2: Issues carrying this designation have a satisfactory capacity to pay principal and interest.

COMMERCIAL PAPER RATINGS

MOODY'S


Moody's commercial paper ratings, which are also applicable to municipal paper investments permitted to be made by each fund, are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:


P-1 (PRIME-1): Superior capacity for repayment.

P-2 (PRIME-2): Strong capacity for repayment.

S&P

S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety, as follows:

A-1: This designation indicates the degree of safety regarding timely payment is very strong. A "plus" (+) designation indicates an even stronger likelihood of timely payment.


A-2: Capacity for timely payment on issues with this designation is strong. The relative degree of safety, however, is not as overwhelming as for issues designated A-1.


A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

FITCH

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, CDs, medium-term notes, and municipal and investment notes. The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

F-1+: Exceptionally strong credit quality. Regarded as having the strongest degree of assurance for timely payment.

F-1: Very strong credit quality. Reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2: Good credit quality. A satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3: Fair credit quality. Have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-5: Weak credit quality. Have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D: Default. Actual or imminent payment default.

LOC: The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.








                       FRANKLIN CALIFORNIA TAX-FREE TRUST
                                FILE NOS. 2-99112
                                    811-4356

                                    FORM N-1A
                                     PART C
                                OTHER INFORMATION

ITEM 24     FINANCIAL STATEMENTS AND EXHIBITS

      a) Financial Statements incorporated herein by reference to the Registrant's Annual Report to Shareholders dated June 30, 1998 as filed with the SEC electronically on Form Type N-30D on August 20, 1998

            (i)   Financial Highlights

            (ii)  Statement of Investments - June 30, 1998

            (iii) Statements of Assets and Liabilities - June 30, 1998

            (iv)  Statements of Operations - for the year ended June 30, 1998

            (v) Statements of Changes in Net Assets - for the years ended June 30, 1998 and 1997

            (vi)  Notes to Financial Statements

            (vii) Independent Auditor's Report

      b)    Exhibits:

            The following exhibits are incorporated by reference herein, except exhibits 8(iv), 9(iii), 10(i), 11(i) 27(i), 27(ii),
            27(iii) and 27(iv) which are attached herewith

      (1)   copies of the charter as now in effect;

            (i)   Agreement and Declaration of Trust dated July 18, 1985
                  Filing: Post-Effective Amendment No. 12 to Registration Statement on Form N-1A
                  File No. 2-99112
                  Filing Date: April 21, 1995

            (ii) Certificate of Amendment of Agreement and Declaration of Trust for the Franklin California Tax-Free Trust dated July 22, 1992
                  Filing: Post-Effective Amendment No. 12 to Registration Statement on Form N-1A
                  File No. 2-99112
                  Filing Date: April 21, 1995

            (iii) Certificate of Amendment of Agreement and Declaration of
                  Trust of Franklin California Tax-Free Trust dated March 21,
                  1995
                  Filing: Post-Effective Amendment No. 12 to Registration Statement on Form N-1A
                  File No. 2-99112
                  Filing Date: April 21, 1995

      (2) copies of the existing By-Laws or instruments corresponding thereto;

            (i)   By-Laws
                  Filing: Post-Effective Amendment No. 12 to Registration Statement on Form N-1A
                  File No. 2-99112
                  Filing Date: April 21, 1995

            (ii)  Amendment to By-Laws dated January 18, 1994
                  Filing: Post-Effective Amendment No. 12 to Registration Statement on Form N-1A
                  File No. 2-99112
                  Filing Date: April 21, 1995

      (3) copies of any voting trust agreement with respect to more than five percent of any class of equity securities of the Registrant;

            Not Applicable

      (4) copies of all instruments defining the rights of the holders of the securities being registered, including where applicable, the relevant portion of the Articles of Incorporation or By-Laws of the Registrant;

            Not Applicable

      (5) copies of all investment advisory contracts relating to the management of the assets of the Registrant;

            (i) Management Agreement between Registrant and Franklin Advisers, Inc. dated November 1, 1986
                  Filing: Post-Effective Amendment No. 12 to Registration Statement on Form N-1A
                  File No. 2-99112
                  Filing Date: April 21, 1995

            (ii) Management Agreement between Registrant, on behalf of the Franklin California Intermediate-Term Tax-Free Income Fund, and Franklin Advisers, Inc. dated September 21, 1992
                  Filing: Post-Effective Amendment No. 12 to Registration Statement on Form N-1A
                  File No. 2-99112
                  Filing Date: April 21, 1995

            (iii) Amendment dated August 1, 1995 to the Management Agreement between Registrant, on behalf of the Franklin California Intermediate-Term Tax-Free Income Fund, and Franklin Advisers, Inc. dated September 21, 1992
                  Filing: Post-Effective Amendment No. 14 to Registration Statement on Form N-1A
                  File No. 2-99112
                  Filing Date: October 29, 1996

      (6) copies of each underwriting or distribution contract between the Registrant and a principal underwriter, and specimens or copies of all agreements between principal underwriters and dealers;

            (i) Amended and Restated Distribution Agreement between Registrant and Franklin/Templeton Distributors, Inc. dated March 30, 1995
                  Filing: Post-Effective Amendment No. 13 to Registration Statement on Form N-1A
                  File No. 2-99112
                  Filing Date: September 1, 1995

            (ii) Forms of Dealer Agreements between Franklin/Templeton Distributors, Inc. and Securities Dealers
                  Registrant: Franklin Tax-Free Trust
                  Filing: Post-Effective Amendment No. 22 to Registration Statement on Form N-1A
                  File No. 2-94222
                  Filing Date: March 14, 1996

      (7) copies of all bonus, profit sharing, pension or other similar contracts or arrangements wholly or partly for the benefit of trustees or officers of the Registrant in their capacity as such; any such plan that is not set forth in a formal document, furnish a reasonably detailed description thereof;

            Not Applicable

      (8)   copies of all custodian agreements and depository contracts under
            Section 17(f) of the 1940 Act, with respect to securities and similar investments of the Registrant, including the schedule of remuneration;

            (i) Master Custody Agreement between Registrant and Bank of New York dated February 16, 1996
                  Registrant: Franklin New York Tax-Free Trust
                  Filing: Post-Effective Amendment No. 13 to Registration Statement on Form N-1A
                  File No. 33-7785
                  Filing Date: March 1, 1996

            (ii) Terminal Link Agreement between Registrant and Bank of New York dated February 16, 1996
                  Registrant: Franklin New York Tax-Free Trust
                  Filing: Post-Effective Amendment No. 13 to Registration Statement on Form N-1A
                  File No. 33-7785
                  Filing Date: March 1, 1996

            (iii) Amendment dated May 7, l997 to the Master Custody Agreement dated February 16, 1996 between Registrant and Bank of New
                  York
                  Filing: Post-Effective Amendment No. 15 to Registration Statement on Form N-1A
                  File No. 2-99112
                  Filing Date: October 30, 1997

            (iv) Amendment dated February 27, 1998, to Exhibit A of the Master Custody Agreement between Registrant and Bank of New York dated February 16, 1996

      (9) copies of all other material contracts not made in the ordinary course of business which are to be performed in whole or in part at or after the date of filing the Registration Statement;

            (i) Agreement between Registrant and Financial Guaranty Insurance Company dated September 3, 1985
                  Filing: Post-Effective Amendment No. 12 to Registration Statement on Form N-1A
                  File No. 2-99112
                  Filing Date: April 21, 1995

            (ii) Amendment to Agreement between Registrant and Financial Guaranty Insurance Company dated November 24, 1992
                  Filing: Post-Effective Amendment No. 12 to Registration Statement on Form N-1A
                  File No. 2-99112
                  Filing Date: April 21, 1995

            (iii) Subcontract for Fund Administrative Services dated October
                  1, 1996 and Amendment thereto dated April 30, 1998 between Franklin Advisers, Inc. and Franklin Templeton Services, Inc.

      (10) an opinion and consent of counsel as to the legality of the securities being registered, indicating whether they will when sold be legally issued, fully paid and nonassessable;

            (i)   Opinion and Consent of Counsel dated August 18, 1998

      (11) copies of any other opinions, appraisals or rulings and consents to the use thereof relied on in the preparation of this Registration Statement as required by Section 7 of the 1933 Act;

            (i)   Consent of Independent Auditors

      (12)  all financial statements omitted from Item 23;

            Not Applicable

      (13) copies of any agreements or understandings made in consideration for providing the initial capital between or among the Registrant, the underwriter, advisor, promoter or initial stockholders and written assurances from promoters or initial stockholders that their purchases were made for investment purposes without any present intention of redeeming or reselling;

            (i)   Letter of Understanding dated April 12, 1995
                  Filing: Post-Effective Amendment No. 12 to Registration Statement on Form N-1A
                  File No. 2-99112
                  Filing Date: April 21, 1995

      (14) copies of the model plan used in the establishment of any retirement plan in conjunction with which Registrant offers its securities, any instructions thereto and any other documents making up the model plan. Such form(s) should disclose the costs and fees charged in connection therewith;

            Not Applicable

      (15) copies of any plan entered into by Registrant pursuant to Rule 12b-1 under the 1940 Act, which describes all material aspects of the financing of distribution of Registrant's shares, and any agreements with any person relating to implementation of such plan.

            (i)   Amended and Restated Distribution Plan pursuant to
                  Rule 12b-1 dated July 1, 1993 between Registrant, on behalf of the Franklin California Intermediate-Term Tax-Free Income Fund, and Franklin/Templeton Distributors, Inc.
                  Filing: Post-Effective Amendment No. 12 to Registration Statement on Form N-1A
                  File No. 2-99112
                  Filing Date: April 21, 1995

            (ii) Distribution Plan pursuant to Rule 12b-1 dated May 1, 1994 between Registrant, on behalf of the Franklin California Insured Tax-Free Income Fund, and
                  Franklin/Templeton Distributors, Inc.
                  Filing: Post-Effective Amendment No. 12 to Registration Statement on Form N-1A
                  File No. 2-99112
                  Filing Date: April 21, 1995

            (iii) Class II Distribution Plan pursuant to Rule 12b-1
                  dated March 30, 1995 between Registrant, on behalf of the Franklin California Insured Tax-Free Income Fund
                  - Class II, and Franklin/Templeton Distributors, Inc.
                  Filing: Post-Effective Amendment No. 14 to
                  Registration Statement on Form N-1A
                  File No. 2-99112
                  Filing Date: October 29, 1996

      (16) schedule for computation of each performance quotation provided in the Registration Statement in response to Item 22.

            Not Applicable

      (17)  Power of Attorney

            (i)   Power of Attorney dated February 16, 1995
                  Filing: Post-Effective Amendment No. 12 to
                  Registration Statement on Form N-1A
                  File No. 2-99112
                  File Date: April 21, 1995

            (ii)  Certificate of Secretary dated February 16, 1995
                  Filing: Post-Effective Amendment No. 12 to
                  Registration Statement on Form N-1A
                  File No. 2-99112
                  File Date: April 21, 1995

      (18) Copies of any plan entered into by Registrant pursuant to Rule 18f-3 under the 1940 Act

            (i)   Multiple Class Plan dated October 19, 1995
                  Filing: Post-Effective Amendment No. 15 to Registration Statement on Form N-1A
                  File No. 2-99112
                  Filing Date: October 30, 1997

      (27)  Financial Data Schedules

            (i)   Franklin California Insured Tax-Free Income Fund - Class I

            (ii)  Franklin California Insured Tax-Free Income Fund - Class II

            (iii) Franklin California Tax-Exempt Money Fund

            (iv)  Franklin California Intermediate-Term Tax-Free Income Fund

ITEM 25     PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

            None

ITEM 26     NUMBER OF HOLDERS OF SECURITIES

            Not Applicable

ITEM 27     INDEMNIFICATION

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Please see the Declaration of Trust, By-Laws, Management Agreement, and Distribution Agreements, previously filed as exhibits and incorporated herein by reference.

Notwithstanding the provisions contained in the Registrant's By-Laws, in the absence of authorization by the appropriate court on the merits pursuant to said By-Laws, any indemnification under said By-Laws shall be made by Registrant only if authorized in the manner provided by such By-Laws.

ITEM 28     BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR

The officers and directors of the Registrant's investment advisor also serve as officers and/or directors or trustees for (1) the advisor's corporate parent, Franklin Resources, Inc., and/or (2) other investment companies in the Franklin Templeton Group of Funds. In addition, Mr. Charles B. Johnson was formerly a director of General Host Corporation. For additional information please see Part B and Schedules A and D of Form ADV of the Funds' investment advisor (SEC File 801-26292), incorporated herein by reference, which sets forth the officers and directors of the investment advisor and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

ITEM 29     PRINCIPAL UNDERWRITERS

a) Franklin/Templeton Distributors, Inc., ("Distributors") also acts as principal underwriter of shares of:

Franklin Asset Allocation Fund
Franklin California Tax-Free Income Fund, Inc.
Franklin Custodian Funds, Inc.
Franklin Equity Fund
Franklin Federal Money Fund
Franklin Federal Tax-Free Income Fund
Franklin Floating Rate Trust
Franklin Gold Fund
Franklin High Income Trust
Franklin Investors Securities Trust
Franklin Managed Trust
Franklin Money Fund
Franklin Mutual Series Fund Inc.
Franklin Municipal Securities Trust
Franklin New York Tax-Free Income Fund
Franklin New York Tax-Free Trust
Franklin Real Estate Securities Trust
Franklin Strategic Mortgage Portfolio
Franklin Strategic Series
Franklin Tax-Exempt Money Fund
Franklin Tax-Free Trust
Franklin Templeton Fund Allocator Series
Franklin Templeton Global Trust
Franklin Templeton International Trust
Franklin Templeton Money Fund Trust
Franklin Value Investors Trust
Institutional Fiduciary Trust

Templeton American Trust, Inc.
Templeton Capital Accumulator Fund, Inc.
Templeton Developing Markets Trust
Templeton Funds, Inc.
Templeton Global Investment Trust
Templeton Global Opportunities Trust
Templeton Global Real Estate Fund
Templeton Global Smaller Companies Fund, Inc.
Templeton Growth Fund, Inc.
Templeton Income Trust
Templeton Institutional Funds, Inc.
Templeton Variable Products Series Fund

b) The information required by this Item 29 with respect to each director and officer of Distributors is incorporated by reference to Part B of this N-1A and Schedule A of Form BD filed by Distributors with the Securities and Exchange Commission pursuant to the Securities Act of 1934 (SEC File No. 8-5889)

c) Not Applicable. Registrant's principal underwriter is an affiliated person of an affiliated person of the Registrant.

ITEM 30     LOCATION OF ACCOUNTS AND RECORDS

The accounts, books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 are kept by the Trust or its shareholder services agent, Franklin/Templeton Investor Services, Inc., both of whose address is 777 Mariners Island Blvd., San Mateo, CA 94404-1585.

ITEM 31     MANAGEMENT SERVICES

There are no management-related service contracts not discussed in Part A or Part B.

ITEM 32     UNDERTAKINGS

The Registrant hereby undertakes to comply with the information requirement in Item 5A of the Form N-1A by including the required information in the Trust's annual report and to furnish each person to whom a prospectus is delivered a copy of the annual report upon request and without charge.




                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of San Mateo and the State of California, on the 21st day of August, 1998

                                    FRANKLIN CALIFORNIA TAX-FREE TRUST
                                    (Registrant)

                                    By:   RUPERT H. JOHNSON, JR.*
                                          Rupert H. Johnson, Jr.
                                          President

Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Amendment has been signed below by the following persons in the capacities and on the dates indicated:

RUPERT H. JOHNSON, JR.*           Principal Executive Officer and
Rupert H. Johnson, Jr.            Trustee
                                  Dated: August 21, 1998

MARTIN L. FLANAGAN*               Principal Financial Officer
Martin L. Flanagan                Dated: August 21, 1998

DIOMEDES LOO-TAM*                 Principal Accounting Officer
Diomedes Loo-Tam                  Dated: August 21, 1998

FRANK H. ABBOTT, III*             Trustee
Frank H. Abbott, III              Dated: August 21, 1998

HARRIS J. ASHTON*                 Trustee
Harris J. Ashton                  Dated: August 21, 1998

HARMON E. BURNS*                  Trustee
Harmon E. Burns                   Dated: August 21, 1998

S. JOSEPH FORTUNATO*              Trustee
S. Joseph Fortunato               Dated: August 21, 1998

CHARLES B. JOHNSON*               Trustee
Charles B. Johnson                Dated: August 21, 1998

FRANK W.T. LAHAYE*                Trustee
Frank W.T. LaHaye                 Dated: August 21, 1998

GORDON S. MACKLIN*                Trustee
Gordon S. Macklin                 Dated: August 21, 1998



*BY   /s/ Larry L. Greene
      Larry L. Greene, Attorney-in-Fact
      (Pursuant to Power of Attorney previously filed)




                       FRANKLIN CALIFORNIA TAX-FREE TRUST
                             REGISTRATION STATEMENT
                                 EXHIBITS INDEX


EXHIBIT NO.            DESCRIPTION                              LOCATION

EX-99.B1(i)            Agreement and Declaration of              *
                       Trust dated July 18, 1985

EX-99.B1(ii)           Certificate of Amendment of               *
                       Agreement and Declaration of
                       Trust for the Franklin
                       California Tax-Free Trust
                       dated July 22, 1992

EX-99.B1(iii)          Certificate of Amendment of               *
                       Agreement and Declaration of
                       Trust of Franklin California
                       Tax-Free Trust dated March
                       21, 1995

EX-99.B2(i)            By-Laws                                   *

EX-99.B2(ii)           Amendment to By-Laws dated                *
                       January 18, 1994

EX-99.B5(i)            Management Agreement between              *
                       Registrant and Franklin
                       Advisers, Inc. dated
                       November 1, 1986

EX-99.B5(ii)           Management Agreement between              *
                       Registrant, on behalf of the
                       Franklin California
                       Intermediate-Term Tax-Free
                       Income Fund, and Franklin
                       Advisers, Inc. dated
                       September 21, 1992

EX-99.B5(iii)          Amendment dated August 1,                 *
                       1995 to the Management
                       Agreement between Registrant,
                       on behalf of the Franklin
                       California Intermediate-Term
                       Tax-Free Income Fund, and
                       Franklin Advisers, Inc.
                       dated September 21, 1992

EX-99.B6(i)            Amended and Restated                      *
                       Distribution Agreement
                       between Registrant and
                       Franklin/Templeton
                       Distributors, Inc. dated
                       March 30, 1995

EX-99.B6(ii)           Forms of Dealer Agreements                *
                       between Franklin/Templeton
                       Distributors, Inc. and
                       Securities Dealers

EX-99.B8(i)            Master Custody Agreement between          *
                       Registrant and Bank
                       of New York dated February
                       16, 1996

EX-99.B8(ii)           Terminal Link Agreement between           *
                       Registrant and Bank of New York
                       dated February 16, 1996

EX-99.B8(iii)          Amendment dated May 7, 1997 to the        *
                       Master Custody Agreement dated
                       February 16, 1996 between Registrant
                       and Bank of New York

EX-99.B8(iv)           Amendment dated February 27, 1998,        Attached
                       to Exhibit A of the Master Custody
                       Agreement between Registrant and
                       Bank of New York dated February 16,
                       1996

EX-99.B9(i)            Agreement between Registrant and          *
                       Financial Guaranty Insurance Company
                       dated September 3, 1985

EX-99.B9(ii)           Amendment to Agreement between            *
                       Registrant and Financial Guaranty
                       Insurance Company dated November 24,
                       1992

EX-99.B9(iii)          Subcontract for Fund Administrative       Attached
                       Services dated October 1, 1996 and
                       Amendment thereto dated April 30,
                       1998 between Franklin Advisers, Inc.
                       and Franklin Templeton Services, Inc.

EX-99.B10(i)           Opinion and Consent of                    Attached
                       Counsel dated August 18, 1998

EX-99.B11(i)           Consent of Independent Auditors           Attached

EX-99.B13(i)           Letter of Understanding dated             *
                       April 12, 1995

EX-99.B15(i)           Amended and Restated                      *
                       Distribution Plan pursuant
                       to Rule 12b-1 dated July 1,
                       1993 between Registrant, on
                       behalf of the Franklin
                       California Intermediate-Term
                       Tax-Free Income Fund, and
                       Franklin/Templeton
                       Distributors, Inc.

EX-99.B15(ii)          Distribution Plan pursuant to             *
                       Rule 12b-1 dated May 1, 1994
                       between Registrant, on behalf
                       of the Franklin California
                       Insured Tax-Free Income Fund,
                       and Franklin/Templeton
                       Distributors, Inc.

EX-99.B15(iii)         Class II Distribution Plan                *
                       pursuant to Rule 12b-1 dated
                       March 30, 1995 between
                       Registrant, on behalf of the
                       Franklin California Insured
                       Tax-Free Income Fund, and
                       Franklin/Templeton
                       Distributors, Inc.

EX-99.B17(i)           Power of Attorney dated                   *
                       February 16, 1995

EX-99.B17(ii)          Certificate of Secretary                  *
                       dated February 16, 1995

EX-99.B18(i)           Multiple Class Plan dated                 *
                       October 19, 1995

EX-27.B-1              Franklin California Insured               Attached
                       Tax-Free Income Fund - Class I

EX-27.B-2              Franklin California Insured Tax-Free      Attached
                       Income Fund - Class II

EX-27.B-3              Franklin California Tax-Exempt            Attached
                       Money Fund

EX-27.B-4              Franklin California                       Attached
                       Intermediate-Term Tax-Free
                       Income Fund



*Incorporated by reference